JEFFERSON PILOT VARIABLE FUND, INC.

                             FROM THE PRESIDENT

[PHOTO OF RONALD R. ANGARELLA]

Dear Policyowner:

     As you are well aware, the equity market conditions have continued to be very difficult this year, with no investment style or market sector providing shelter from losses. Year to date the DJIA, NASDAQ Composite, S&P 500, Russell 2000 and DJ World indexes are all exhibiting losses in the 4 to 25 percent range*. While history tells us that equity markets overcome periods of decline and provide long-term growth, it is important that you know the quality of your investments options within Jefferson Pilot's variable products is under continual review. Through a comprehensive and rigorous process, we actively monitor the performance of our investment portfolios and make changes where appropriate.

Each quarter, an exhaustive review of performance is conducted that includes comparison to broad market indices, category benchmarks and specific funds of common style. Factors that are considered include both long and short-term performance, risk as measured by volatility, consistency with investment objectives and qualitative events, such as manager turnover. This process includes selections within the Jefferson Pilot Variable Trust as well as the investment options offered through our other trust relationships. Over the past several years, this process has led to the closure of several portfolios, manager changes and the addition of many new investment options. We will continue to monitor performance through all market conditions to provide you access to the highest quality investment managers.

The performance of the Portfolios within the Jefferson Pilot Variable Fund continues to generally track the market, with a similar number of over performers and under performers. The bear market has reinforced the need for adherence to time proven investment fundamentals, such as adequate diversification and asset allocation. The variable life or variable annuity product you have purchased is a long term planning instrument and as such, you will receive the benefit of equity market participation over your investment horizon.

We appreciate your continued confidence in Jefferson Pilot Financial to assist in meeting your financial planning goals.

Sincerely,

/s/ Ron Angarella

Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

* UNLIKE INVESTMENTS IN VARIABLE PRODUCTS, INDICES ARE UNMANAGED AND DO NOT INCUR FEES, CHARGES, OR THE COSTS OF INSURANCE. IT IS NOT POSSIBLE TO INVEST IN AN INDEX. THE COMPONENTS OF INDICES WILL VARY. CONTACT YOUR REPRESENTATIVE FOR MORE INFORMATION ABOUT INDICES.

THE JEFFERSON PILOT VARIABLE FUND INVESTMENT OPTIONS OFFERED TO POLICYHOLDERS WILL VARY BASED ON THE VARIABLE INSURANCE OR VARIABLE ANNUITY CONTRACT PURCHASED. PLEASE CONSULT YOUR PRODUCT PROSPECTUS FOR A FULL LISTING OF AVAILABLE INVESTMENT OPTIONS

                      [This page intentionally left blank]

                                      INDEX

                                                                          PAGE
                                                                          ----
Portfolio Profiles
     Mid-Cap Growth Portfolio                                                4
     Growth Portfolio                                                       10
     Emerging Growth Portfolio                                              16
     Capital Growth Portfolio                                               22
     Small Company Portfolio                                                26
     Mid-Cap Value Portfolio                                                32
     International Equity Portfolio                                         38
     Small-Cap Value Portfolio                                              42
     S&P 500 Index Portfolio                                                48
     Value Portfolio                                                        58
     World Growth Stock Portfolio                                           64
     Balanced Portfolio                                                     70
     High Yield Bond Portfolio                                              78
     Money Market Portfolio                                                 88
Financial Statements                                                        92
Notes to Financial Statements                                              100

                            MID-CAP GROWTH PORTFOLIO

                               PORTFOLIO MANAGER
                        Turner Investment Partners, Inc.

     ROBERT E. TURNER, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER

- Founded Turner in 1990
- M.B.A. and Bachelor's degree from Bradley University
- 20 years of investment experience
- Chartered Financial Analyst

     CHRISTOPHER K. McHUGH

- Joined Turner in 1990
- M.B.A. from St. Joseph's University
- Bachelor's degree from
  Philadelphia University
- 15 years of investment experience

     WILLIAM C. McVAIL, CFA

- Joined Turner in 1998
- Bachelor's degree from Vassar College
- 13 years of investment experience
- Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
  To achieve capital appreciatoin by investing in primarily common stocks and other equities of midsize U.S. companies.

                           NET ASSETS AS OF 06/30/02
                                  $13,053,663

     With investor sentiment distinctly negative, the stock market is close to retracing the lows reached last September. During the six month period ended June 30, 2002, several factors served to further weaken an already shaky market. Among the issues testing investors were disclosures of accounting improprieties and outright fraud, continued doubts about the objectivity of Wall Street analysts, faltering confidence in corporate leadership and governance and uncertainty surrounding terrorism threats and the conflict in the Middle East.

     While all major market equity indexes posted negative returns for the quarter, growth stocks were the hardest hit. As a result, the JPVF Mid-Cap Growth Portfolio fell 22.27%. The Portfolio's return under performed the Russell Midcap Growth

[SIDENOTE]

[CHART]

Common Stock         94.17%
Cash                  5.83%

NUMBER OF HOLDINGS
------------------
      115

                                        PERCENT OF
TOP TEN EQUITIES                        PORTFOLIO++
----------------                        -----------
AmerisourceBergen Corp.                    1.71%
Broadcom Corp.                             1.63%
Brocade Communications  Systems, Inc.      1.58%
WellPoint Health Networks, Inc.            1.55%
St. Jude Medical, Inc.                     1.53%
KLA-Tencor Corp.                           1.47%
MedImmune, Inc.                            1.43%
Anthem, Inc.                               1.41%
Quest Diagnostics, Inc.                    1.32%
QLogic Corp.                               1.28%

                                        PERCENT OF
TOP TEN INDUSTRIES                      PORTFOLIO++
------------------                      -----------
Retail Stores                              9.59%
Electronics - Semiconductors               7.98%
Computer Equipment & Services              7.33%
Medical Products                           6.70%
Pharmaceutical                             5.09%
Financial Services                         4.26%
Healthcare                                 4.02%
Computer Software                          3.69%
Entertainment & Leisure                    2.77%
Oil & Gas Producers                        2.76%

               ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

Index, which lost 19.70%. The Portfolio continues to focus on companies that we believe will be earnings leaders over the long term, offering significant long-term growth potential. Those shares tend to have above-average valuations and have been largely out of favor. We think the environment for those stocks may improve, however, as the year progresses and it becomes more evident that earnings are gradually strengthening.

     Much of the financial and economic news lately has, in fact, been favorable and is cause for some optimism. For instance, the economy is growing, productivity is up, and many companies in the Russell Midcap Index have reported first-quarter earnings that beat Wall Street analysts' consensus projections. The consensus forecast of Wall Street analysts is that the earnings per share for the companies in the Russell Midcap Growth Index will rise 15.9% over the next 12 months, according to I/B/E/S International, a financial-data company.

     Contributing the most to performance were our health-care holdings, which constituted 24% of the Portfolio; our investments in specialty-pharmaceutical, diagnostic-services, and hospital-management stocks performed admirably. Our 48% weighting in consumer-discretionary/services, technology, and producer-durables stocks recorded a double-digit loss and detracted most from results; our holdings in technology-relate dconsumer, information-services, broadband-communications, data-networking, and semiconductor-capital-equipment stocks dipped sharply. In absolute terms, our consumer-staples holdings, part of a defensive sector that tends to do well in declining markets, generated the highest return, but their 2% weighting wasn't large enough to appreciably boost results.

     The Portfolio had limited exposure to consumer staples and was more heavily invested in technology because of its "sector-neutral" investment policy, which dictates that the Portfolio's sector weightings closely resemble those of the target index, the Russell Midcap Growth Index. We adhere to this approach because the performance advantage in the market may shift swiftly and unpredictably from sector to sector. Our sector neutral approach helps us avoid attempts to time the market, and positions the Portfolio in line with the benchmark.

     We are currently emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, like semiconductor, data-storage, paper, software, and retailing companies with strong brands.

          MID-CAP GROWTH PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

                     MID-CAP                   RUSSELL
 DATE            GROWTH PORTFOLIO        MIDCAP GROWTH INDEX
 ----            ----------------        -------------------
05/01/01             10,000                   10,000
05/31/01              9,991                    9,817
06/29/01             10,013                    9,822
07/31/01              9,175                    9,160
08/31/01              8,384                    8,496
09/28/01              6,865                    7,091
10/31/01              7,417                    7,837
11/30/01              8,358                    8,681
12/31/01              8,583                    9,011
01/31/02              8,439                    8,718
02/28/02              7,627                    8,224
03/28/02              8,281                    8,851
04/30/02              7,852                    8,383
05/31/02              7,513                    8,133
06/28/02              6,671                    7,235

[SIDENOTE]

                AVERAGE ANNUAL TOTAL RETURNS

                                            RUSSELL
                                            MIDCAP
                      MID-CAP               GROWTH
                      GROWTH                 INDEX
YTD                   -22.27%               -19.70%
1 YEAR                -33.37%               -26.34%
INCEPTION             -29.48%               -24.37%

                                 INCEPTION DATE
                                   MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                   PERIOD FROM
                                                             (UNAUDITED)           MAY 1, 2001
                                                             SIX MONTHS              THROUGH
                                                             ENDED JUNE             DECEMBER
                                                              30, 2002             31, 2001 (A)
Net asset value, beginning of period                       $      8.58            $     10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                            (0.03)
  Net gains and losses on securities
      (both realized and unrealized)                             (1.88)                 (1.42)
                                                           -----------            -----------

  Total from investment operations                               (1.91)                 (1.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
      investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                                           -----------            -----------

  Total distributions                                             0.00                   0.00

Net asset value, end of period                             $      6.67            $      8.58
                                                           ===========            ===========

Total Return (B)                                                (22.27%)               (14.17%)

Ratios to Average Net Assets: (C)
 Expenses                                                         1.15%                  1.24%
 Net investment income                                           (0.95%)                (0.99%)

Portfolio Turnover Rate                                         109.55%                182.81%

Net Assets, At End of Period                               $13,053,663            $11,586,092

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--93.52%
COMPANY                                          SHARES     MARKET VALUE
-------------------------------------------------------------------------
ADVERTISING-1.19%
Getty Images, Inc.+                               4,130      $   89,910
Lamar Advertising Co.+                            1,750          65,118
                                                             ----------
                                                                155,028
                                                             ----------
AEROSPACE & DEFENSE-1.13%
Alliant Techsystems, Inc.+                        1,050          66,990
L-3 Communications Holdings, Inc.+                1,500          81,000
                                                             ----------
                                                                147,990
                                                             ----------
AUTOMOTIVE SALES & SERVICES-0.64%
Sonic Automotive, Inc.+                           3,240          83,430
                                                             ----------
BANKING-1.10%
Astoria Financial Corp.                           2,010          64,421
Zions Bancorporation                              1,510          78,671
                                                             ----------
                                                                143,092
                                                             ----------
BEVERAGES-0.79%
Pepsi Bottling Group, Inc., The                   3,360         103,488
                                                             ----------
BROADCASTING-1.13%
Cumulus Media, Inc.+                              3,870          53,329
Lin TV Corp.+                                     3,500          94,640
                                                             ----------
                                                                147,969
                                                             ----------
CHEMICALS-0.97%
Ecolab, Inc.                                      2,740         126,670
                                                             ----------
COMMERCIAL SERVICES-1.97%
Express Scripts, Inc.+                            2,520         126,277
Laboratory Corporation of America Holdings+       2,860         130,559
                                                             ----------
                                                                256,836
                                                             ----------
COMPUTER EQUIPMENT & SERVICES-7.28%
Affiliated Computer Services, Inc.+               3,000         142,440
BISYS Group, Inc., The+                           4,250         141,525
CDW Computer Centers, Inc.+                       2,040          95,492
Emulex Corp.+                                     4,760         107,148
Fiserv, Inc.+                                     2,755         101,136
Lexmark International, Inc.+                      2,500         136,000
SunGard Data Systems, Inc.+                       4,560         120,749
Tech Data Corp.+                                  2,780         105,223
                                                             ----------
                                                                949,713
                                                             ----------
COMPUTER INFORMATION & TECHNOLOGY-0.71%
DST Systems, Inc.+                                2,040          93,248
                                                             ----------
COMPUTER NETWORK-2.25%
Brocade Communications Systems, Inc.+            11,710         204,691
Extreme Networks, Inc.+                           9,050          88,419
                                                             ----------
                                                                293,110
                                                             ----------
COMPUTER SOFTWARE-3.67%
Intuit, Inc.+                                     2,140         106,401
Mercury Interactive Corp.+                        4,240          97,350
Symantec Corp.+                                   3,200         105,120
THQ, Inc.+                                        3,170          94,529
VERITAS Software Corp.+                           3,800          75,202
                                                             ----------
                                                                478,602
                                                             ----------
CONSULTING SERVICES-0.46%
KPMG Consulting, Inc.+                            4,070      $   60,480
                                                             ----------
EDUCATIONAL SERVICES-1.26%
Apollo Group, Inc.+                               4,165         164,143
                                                             ----------
ELECTRONIC COMPONENTS-1.72%
Jabil Circuit, Inc.+                              4,810         101,539
Microchip Technology, Inc.+                       4,505         123,572
                                                             ----------
                                                                225,111
                                                             ----------
ELECTRONICS-1.75%
Molex, Inc.                                       2,060          69,072
Vishay Intertechnology, Inc.+                     7,260         159,720
                                                             ----------
                                                                228,792
                                                             ----------
ELECTRONICS - SEMICONDUCTORS-7.93%
Fairchild Semiconductor Co.+                      5,130         124,659
Integrated Device Technology, Inc.+               4,210          76,369
KLA-Tencor Corp.+                                 4,330         190,477
Lam Research Corp.+                               3,980          71,560
Marvell Technology Group, Ltd.+                   4,330          86,124
National Semiconductor Corp.+                     3,500         102,095
Novellus Systems, Inc.+                           3,220         109,480
PMC-Sierra, Inc.+                                11,710         108,552
QLogic Corp.+                                     4,340         165,354
                                                             ----------
                                                              1,034,670
                                                             ----------
ENTERTAINMENT & LEISURE-2.75%
Electronic Arts, Inc.+                            2,290         151,255
Hollywood Entertainment Corp.+                    5,860         121,185
MGM Mirage+                                       2,570          86,738
                                                             ----------
                                                                359,178
                                                             ----------
FINANCIAL SERVICES-4.23%
AmeriCredit Corp.+                                3,860         108,273
Bear Stearns Companies, Inc., The                 2,320         141,636
Certegy, Inc.+                                    1,820          67,504
Investors Financial Services Corp.                3,440         115,378
Legg Mason, Inc.                                  2,420         119,088
                                                             ----------
                                                                551,879
                                                             ----------
FOOD PRODUCTS-1.63%
Kellogg Co.                                       2,150          77,099
NBTY, Inc.+                                       3,500          54,180
Tyson Foods, Inc.                                 5,220          80,962
                                                             ----------
                                                                212,241
                                                             ----------
FOOD SERVICE & RESTAURANTS-0.99%
Krispy Kreme Doughnuts, Inc.+                     1,960          63,092
Yum!  Brands, Inc.+                               2,240          65,520
                                                             ----------
                                                                128,612
                                                             ----------
FOREST PRODUCTS & PAPER-1.40%
Boise Cascade Corp.                               2,190          75,621
Bowater, Inc.                                     1,980         107,653
                                                             ----------
                                                                183,274
                                                             ----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES    MARKET VALUE
--------------------------------------------------------------------------
HEALTHCARE-3.99%
LifePoint Hospitals, Inc.+                        1,770     $    64,269
Quest Diagnostics, Inc.+                          1,990         171,240
Triad Hospitals, Inc.+                            1,960          83,731
WellPoint Health Networks, Inc.+                  2,590         201,528
                                                            -----------
                                                                520,768
                                                            -----------
HOME FURNISHINGS-0.71%
Pier 1 Imports, Inc.                              4,460          92,545
                                                            -----------
INSURANCE-2.00%
Anthem, Inc.+                                     2,710         182,166
Arthur J. Gallagher & Co.                         2,290          79,349
                                                            -----------
                                                                261,515
                                                            -----------
INTERNET SERVICES-1.22%
Yahoo!, Inc.+                                    10,760         158,818
                                                            -----------
LODGING-1.71%
Hilton Hotels Corp.                               7,030          97,717
Starwood Hotels & Resorts Worldwide, Inc.         3,820         125,640
                                                            -----------
                                                                223,357
                                                            -----------
MANUFACTURING-0.67%
SPX Corp.+                                          740          86,950
                                                            -----------
MEDICAL - BIOTECHNOLOGY-2.51%
Cephalon, Inc.+                                   1,780          80,456
IDEC Pharmaceuticals Corp.+                       1,810          64,165
Trimeris, Inc.+                                     980          43,502
Universal Health Services, Inc., Class B+         2,860         140,140
                                                            -----------
                                                                328,263
                                                            -----------
MEDICAL PRODUCTS-6.65%
AmerisourceBergen Corp.                           2,910         221,160
Biomet, Inc.                                      4,700         127,464
Henry Schein, Inc.+                               3,390         150,855
St. Jude Medical, Inc.+                           2,680         198,159
Varian Medical Systems, Inc.+                     2,040          82,722
Zimmer Holdings, Inc.+                            2,460          87,724
                                                            -----------
                                                                868,084
                                                            -----------
MEDICAL SUPPLIES-0.90%
DENTSPLY International, Inc.                      3,170         117,005
                                                            -----------
OFFICE EQUIPMENT-0.80%
Avery Dennison Corp.                              1,660         104,165
                                                            -----------
OIL & GAS - DISTRIBUTION & MARKETING-1.09%
Burlington Resources, Inc.                        1,720          65,360
Tidewater, Inc.                                   2,320          76,374
                                                            -----------
                                                                141,734
                                                            -----------
OIL & GAS - INTEGRATED-1.37%
Nabors Industries, Ltd.+                          1,490          52,374
Weatherford International, Ltd.+                  2,930         126,576
                                                            -----------
                                                                178,950
                                                            -----------
OIL & GAS PRODUCERS-2.74%
Kerr-McGee Corp.                                  1,350     $    72,293
Murphy Oil Corp.                                  1,510         124,575
Pogo Producing Co.                                2,500          81,550
XTO Energy, Inc.                                  3,860          79,516
                                                            -----------
                                                                357,934
                                                            -----------
OIL & GAS SERVICES & EQUIPMENT-1.25%
BJ Services Co.+                                  4,820         163,302
                                                            -----------
PACKAGING & CONTAINERS-0.63%
Ball Corp.                                        1,990          82,545
                                                            -----------
PHARMACEUTICAL-5.06%
Caremark RX, Inc.+                                6,560         108,240
Gilead Sciences, Inc.+                            4,710         154,865
King Pharmaceuticals, Inc.+                       5,036         112,051
MedImmune, Inc.+                                  6,999         184,774
Shire Pharmaceuticals Group, PLC, ADR+            3,890         100,401
                                                            -----------
                                                                660,331
                                                            -----------
RETAIL - INTERNET-0.70%
Amazon.com, Inc.+                                 5,650          91,813
                                                            -----------
RETAIL STORES-9.52%
AutoZone, Inc.+                                     870          67,251
Bed Bath & Beyond, Inc.+                          4,020         151,715
Big Lots, Inc.+                                   3,640          71,635
Circuit City Stores-Circuit City Group            3,200          60,000
Dollar Tree Stores, Inc.+                         1,780          70,150
Family Dollar Stores, Inc.                        4,210         148,403
Limited Brands                                    4,840         103,092
Michaels Stores, Inc.+                            1,520          59,280
Office Depot, Inc.+                               5,540          93,072
Starbucks Corp.+                                  5,270         130,960
Tiffany & Co.                                     4,140         145,728
Whole Foods Market, Inc.+                           790          38,094
Williams-Sonoma, Inc.+                            3,370         103,324
                                                            -----------
                                                              1,242,704
                                                            -----------
TELECOMMUNICATIONS -
    EQUIPMENT & SERVICES-1.62%
Broadcom Corp.+                                  12,080         211,874
                                                            -----------
TRAVEL SERVICES-0.47%
Hotels.com+                                       1,460          61,656
                                                            -----------
UTILITIES - ELECTRIC & GAS-0.96%
DTE Energy Co.                                    1,590          70,978
Edison International+                             3,220          54,740
                                                            -----------
                                                                125,718
                                                            -----------
TOTAL COMMON STOCK
   (Cost $12,981,466 )                                       12,207,587
                                                            -----------
TOTAL INVESTMENTS
   (Cost $12,981,466 )                            93.52%     12,207,587
Other assests, less liabilities                    6.48         846,076
                                                 ------     -----------

TOTAL NET ASSETS                                 100.00%    $13,053,663
                                                 ======     ===========

+    Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                                GROWTH PORTFOLIO

                               PORTFOLIO MANAGER
                        Strong Capital Management, Inc.

                              RONALD C. OGNAR, CFA
                      - Joined Strong in 1993
                      - 32 years of investment experience
                      - B.S. from University of Illinois
                      - Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY
                  To seek capital growth by investing primarily
                             in equity securities.

                           NET ASSETS AS OF 06/30/02
                                  $41,067,554

     After a sharp fourth quarter 2001 rebound, the first few months of 2002 were characterized by a sell off of growth-style stocks. As the year progressed, market pessimism expanded to include all equity styles and all sectors of the market. Despite growing evidence the economy continues to strengthen and improve, the markets have been moving persistently lower this summer. A disconnect has been growing all year between the economy and the stock market. The current economic environment would typically be considered very conducive to gains in the stock market. Output is growing, inflation is tame and interest rates are very low. Though this has not yet spurred the return of significant corporate capital investment, it has helped keep the consumer and the real estate markets strong. Despite an improving economic picture, stocks have continued to fall over concerns of violence and terrorism, a steady stream of corporate malfeasance, low capital spending and a weaker dollar. Many of the broad market indexes are at or near five-year lows.

     Early in the year, we began to position the JPVF Growth Portfolio for a cyclical economic recovery with emphasis in areas such as consumer and cyclical stocks. The

[SIDENOTE]

[CHART]

Common Stocks                   93.42%
Cash                             6.58%

NUMBER OF HOLDINGS
------------------
       108

                                        PERCENT OF
TOP TEN EQUITIES                        PORTFOLIO++
----------------                        -----------
Kohl's Corp.                               3.59%
Nucor Corp.                                3.49%
Microsoft Corp.                            2.24%
Electronic Arts, Inc.                      2.09%
Intuit, Inc.                               1.94%
Bed Bath & Beyond, Inc.                    1.93%
Cisco Systems, Inc.                        1.91%
Microchip Technology, Inc.                 1.54%
Smith International, Inc.                  1.50%
Anthem, Inc.                               1.48%

                                          PERCENT OF
TOP TEN INDUSTRIES                        PORTFOLIO++
------------------                        -----------
Retail Stores                             15.34%
Healthcare                                 6.82%
Medical Products                           6.37%
Computer Software                          6.17%
Computer Equipment & Services              4.25%
Oil & Gas Producers                        4.18%
Aerospace & Defense                        4.10%
Commercial Services                        3.72%
Mining & Metals - Ferrous & Nonferrous     3.49%
Pharmaceutical                             2.98%

              ++ Represents market value of investments plus cash.

decision to overweight the consumer sector worked well for the Portfolio as consumers benefited from low interest rates, mortgage refinancing and tax cuts. Cyclical companies became more prominent positions in the Portfolio as the economy showed clear signs of recovery.

     The healthcare sector was underweight relative to the index. This decision worked well because large-capitalization pharmaceutical companies have remained under pressure due to patent expirations and the inability to meet forecasted financial results. We intend to continue avoiding that area and focusing on industries where we see promising potential such as testing and diagnostic companies, bioscience companies and drug distributors. These industries tend to exhibit better growth potential, firmer pricing and generally more solid financial results.

     Weakness in the technology sector severely hindered performance for both the Portfolio and its benchmark during the quarter. Although we believe the longer-term prospects for leading technology companies remains bright, weakness in key end-markets, such as personal computers and telecommunication services, has resulted in a slower rebound in corporate IT spending than would be normally expected. Although the Portfolio's consumer-related technology holdings have held up well, our key holdings in enterprise software and semiconductors have recently struggled despite encouraging fundamental developments.

     Presently, the market remains vulnerable to fear and anxiety. Regardless, we believe progress is possible for those who focus on companies with strong balance sheets and quality management teams. As growth managers, we fervently believe that the trajectory of earnings growth drives stock prices over the long-term. Recently, our work has centered on the possibility that new growth sectors are developing. Sectors such as basic materials and energy tend to be under-covered by Wall Street and unencumbered by billions of dollars in new capacity. Though investors tend to focus on broad performance, we are focused on growth stocks - companies with positive business momentum. We believe that when pessimism begins to recede, solid earnings improvement should help our companies lead the market higher.

    GROWTH PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

                                                 RUSSELL
 DATE            GROWTH PORTFOLIO          MIDCAP GROWTH INDEX
 ----            ----------------          -------------------
01/01/98         10,000                          10,000
03/31/98         11,160                          11,238
06/30/98         11,691                          11,232
09/30/98         10,420                           9,356
12/31/98         13,114                          11,834
03/31/99         14,487                          12,238
06/30/99         15,102                          13,513
09/30/99         15,055                          12,837
12/31/99         23,652                          17,904
03/31/00         28,610                          21,686
06/30/00         25,892                          20,080
09/30/00         28,234                          20,586
12/31/00         22,301                          15,802
03/31/01         16,226                          11,837
06/30/01         16,891                          13,752
09/30/01         13,085                           9,929
12/31/01         14,772                          12,616
03/31/02         14,219                          12,392
06/30/02         12,650                          10,130

[SIDENOTE]

            AVERAGE ANNUAL TOTAL RETURNS

                                            RUSSELL
                                            MIDCAP
                                            GROWTH
                      GROWTH                 INDEX
YTD                   -14.37%               -19.70%
1 YEAR                -25.11%               -26.34%
INCEPTION               5.37%                 0.29%

                                 INCEPTION DATE
                                JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                            (UNAUDITED)
                                            SIX MONTHS        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                            ENDED JUNE         DECEMBER          DECEMBER         DECEMBER        DECEMBER
                                             30, 2002          31, 2001          31, 2000         31, 1999        31, 1998
Net asset value, beginning of period       $      12.80      $      20.68      $      23.38     $      13.11    $      10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                            (0.04)                                               (0.06)          (0.05)
   Net gains and losses on securities
   (both realized and unrealized)                 (1.80)            (6.89)            (0.96)           10.50            3.16
                                           ------------      ------------      ------------     ------------    ------------

Total from investment operations                  (1.84)            (6.89)            (0.96)           10.44            3.11

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
      investment income
Distributions from capital gains                                    (0.99)            (1.74)           (0.17)
Distributions in excess of capital gains
Returns of capital
                                           ------------      ------------      ------------     ------------    ------------

Total distributions                                0.00             (0.99)            (1.74)           (0.17)           0.00

Net asset value, end of period             $      10.96      $      12.80      $      20.68     $      23.38    $      13.11
                                           ============      ============      ============     ============    ============

Total Return (A)                                 (14.37%)          (33.76%)           (5.71%)          80.36%          31.14%

Ratios to Average Net Assets: (B)
      Expenses                                     0.87%             0.87%             0.84%            0.96%           1.08%
      Net investment income                       (0.59%)           (0.35%)           (0.23%)          (0.54%)         (0.47%)

Portfolio Turnover Rate                          144.24%           403.36%           344.98%          326.19%         283.36%

Net Assets, At End of Period               $ 41,067,554      $ 49,583,867      $ 79,541,483     $ 44,334,220    $ 11,543,742

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--93.27%
COMPANY                                          SHARES     MARKET VALUE
-----------------------------------------------------------------------------
ADVERTISING-0.27%
Lamar Advertising Co.+                            3,000      $  111,630
                                                             ----------
AEROSPACE & DEFENSE-4.10%
Lockheed Martin Corp.                             8,500         590,750
Northrop Grumman Corp.                            4,500         562,500
Raytheon Co.                                     13,000         529,750
                                                             ----------
                                                              1,683,000
                                                             ----------
BANKING-0.28%
Bank of Hawaii Corp.                              4,000         113,520
                                                             ----------
BEVERAGES-0.85%
Coca-Cola Enterprises, Inc.                       6,000         132,480
Pepsi Bottling Group, Inc., The                   7,000         215,600
                                                             ----------
                                                                348,080
                                                             ----------
BROADCASTING-0.98%
Westwood One, Inc.+                              12,000         401,040
                                                             ----------
BUILDING CONSTRUCTION-1.64%
Fastenal Co.+                                    10,000         385,100
Pulte Homes, Inc.                                 5,000         287,400
                                                             ----------
                                                                672,500
                                                             ----------
CHEMICALS-2.33%
PPG Industries, Inc.                              7,000         433,300
Rohm and Haas Co.                                 3,000         121,470
Sigma-Aldrich Corp.                               8,000         401,200
                                                             ----------
                                                                955,970
                                                             ----------
COMMERCIAL SERVICES-3.72%
Concord EFS, Inc.+                               12,000         361,680
Laboratory Corporation of America Holdings+      11,000         502,150
Moody's Corp.                                     4,000         199,000
Paychex, Inc.                                     4,000         125,160
ServiceMaster Co., The                           12,000         164,640
Weight Watchers International, Inc.+              4,000         173,760
                                                             ----------
                                                              1,526,390
                                                             ----------
COMPUTER EQUIPMENT & SERVICES-4.25%
Affiliated Computer Services, Inc.+               9,000         427,320
BISYS Group, Inc., The+                           4,000         133,200
CDW Computer Centers, Inc.+                       3,000         140,430
Dell Computer Corp.+                             20,000         522,800
First Data Corp.                                  6,000         225,960
Fiserv, Inc.+                                     8,000         293,680
                                                             ----------
                                                              1,743,390
                                                             ----------
COMPUTER INFORMATION &
TECHNOLOGY-0.69%
ChoicePoint, Inc.+                                6,266         284,915
                                                             ----------
COMPUTER NETWORK-2.07%
Brocade Communications Systems, Inc.+             4,000          69,920
Cisco Systems, Inc.+                             56,000         781,200
                                                             ----------
                                                                851,120
                                                             ----------
COMPUTER SOFTWARE-6.16%
Activision, Inc.+                                12,000      $  348,720
Intuit, Inc.+                                    16,000         795,520
Mercury Interactive Corp.+                        7,000         160,720
Microsoft Corp.+                                 17,000         920,040
Symantec Corp.+                                   5,000         164,250
VERITAS Software Corp.+                           7,000         138,530
                                                             ----------
                                                              2,527,780
                                                             ----------
EDUCATIONAL SERVICES-1.15%
Apollo Group, Inc.+                              12,000         472,920
                                                             ----------
ELECTRONIC COMPONENTS-2.20%
Microchip Technology, Inc.+                      23,000         630,890
Synopsys, Inc.+                                   5,000         274,050
                                                             ----------
                                                                904,940
                                                             ----------
ELECTRONICS-0.41%
Molex, Inc.                                       5,000         167,650
                                                             ----------
ELECTRONICS - SEMICONDUCTORS-2.52%
Cymer, Inc.+                                      4,000         140,160
Fairchild Semiconductor Co.+                     10,000         243,000
KLA-Tencor Corp.+                                 5,000         219,950
QLogic Corp.+                                     7,000         266,700
Texas Instruments, Inc.                           7,000         165,900
                                                             ----------
                                                              1,035,710
                                                             ----------
ENTERTAINMENT & LEISURE-2.09%
Electronic Arts, Inc.+                           13,000         858,650
                                                             ----------
FINANCIAL SERVICES-0.66%
Ambac Financial Group, Inc.                       4,000         269,600
                                                             ----------
FOOD SERVICE & RESTAURANTS-1.49%
Performance Food Group Co.+                      11,000         372,460
Wendy's International, Inc.                       6,000         238,980
                                                             ----------
                                                                611,440
                                                             ----------
HEALTHCARE-6.81%
First Health Group Corp.+                         5,000         140,200
Lincare Holdings, Inc.+                           9,000         290,700
Quest Diagnostics, Inc.+                          6,000         516,300
Tenet Healthcare Corp.+                           5,000         357,750
Triad Hospitals, Inc.+                            8,000         341,760
Trigon Healthcare, Inc.+                          3,000         301,740
UnitedHealth Group, Inc.                          5,000         457,750
WellPoint Health Networks, Inc.+                  5,000         389,050
                                                             ----------
                                                              2,795,250
                                                             ----------
HUMAN RESOURCES-1.07%
Manpower, Inc.                                   12,000         441,000
                                                             ----------
INSURANCE-2.35%
Anthem, Inc.+                                     9,000         604,980
Willis Group Holdings, Ltd.+                     11,000         362,010
                                                             ----------
                                                                966,990
                                                             ----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES    MARKET VALUE
-------------------------------------------------------------------------
INVESTMENT COMPANIES-0.25%
Federated Investors, Inc., Class B                3,000    $    103,710
                                                           ------------
LODGING-0.46%
Marriott International, Inc.                      5,000         190,250
                                                           ------------
MANUFACTURING-1.13%
Danaher Corp.                                     4,000         265,400
Harman International Industries, Inc.             4,000         197,000
                                                           ------------
                                                                462,400
                                                           ------------
MEDICAL - BIOTECHNOLOGY-1.19%
Charles River Laboratories International, Inc.+  14,000         490,700
                                                           ------------
MEDICAL PRODUCTS-6.36%
Advanced Neuromodulation Systems, Inc.+          13,000         396,500
AmerisourceBergen Corp.                           6,000         456,000
Johnson & Johnson                                10,000         522,600
Medtronic, Inc.                                   8,000         342,800
Patterson Dental Co.+                             6,000         301,980
St. Jude Medical, Inc.+                           8,000         591,520
                                                           ------------
                                                              2,611,400
                                                           ------------
MEDICAL SUPPLIES-0.75%
Alcon, Inc.+                                      9,000         306,540
                                                           ------------
MINING & METALS - FERROUS & NONFERROUS-3.48%
Nucor Corp.                                      22,000       1,430,880
                                                           ------------
MOTOR VEHICLE MANUFACTURING-1.37%
Harley-Davidson, Inc.                            11,000         563,970
                                                           ------------
MULTIMEDIA-1.08%
Viacom, Inc., Class B+                           10,000         443,700
                                                           ------------
OIL & GAS - INTEGRATED-0.53%
Weatherford International, Ltd.+                  5,000         216,000
                                                           ------------
OIL & GAS PRODUCERS-4.17%
Apache Corp.                                      4,000         229,920
Diamond Offshore Drilling, Inc.                   5,000         142,500
ENSCO International, Inc.                        13,000         354,380
GlobalSantaFe Corp.                               9,000         246,150
Noble Corp.+                                      8,000         308,800
XTO Energy, Inc.                                 21,000         432,600
                                                           ------------
                                                              1,714,350
                                                           ------------
OIL & GAS SERVICES & EQUIPMENT-2.69%
BJ Services Co.+                                  9,000         304,920
Pride International, Inc.+                       12,000         187,920
Smith International, Inc.+                        9,000         613,710
                                                           ------------
                                                              1,106,550
                                                           ------------
PHARMACEUTICAL-2.97%
Forest Laboratories, Inc.+                        5,000    $    354,000
Gilead Sciences, Inc.+                            8,000         263,040
Omnicare, Inc.                                    7,000         183,820
Pfizer, Inc.                                     12,000         420,000
                                                           ------------
                                                              1,220,860
                                                           ------------
REAL ESTATE-0.67%
Lennar Corp.                                      4,500         275,400
                                                           ------------
RETAIL - INTERNET-0.68%
eBay, Inc.+                                       4,500         277,290
                                                           ------------
RETAIL STORES-15.32%
AutoZone, Inc.+                                   6,000         463,800
Bed Bath & Beyond, Inc.+                         21,000         792,540
Best Buy Company, Inc.+                           3,000         108,900
Chico's FAS, Inc.+                               16,000         581,120
Christopher & Banks Corp.+                        4,000         169,200
Family Dollar Stores, Inc.+                       4,000         141,000
Fred's, Inc.                                      4,000         147,120
Kohl's Corp.+                                    21,000       1,471,680
Lowe's Companies, Inc.                           11,000         499,400
Michaels Stores, Inc.+                           10,000         390,000
Ross Stores, Inc.                                 6,300         256,725
Staples, Inc.+                                    9,000         177,300
Starbucks Corp.+                                  7,000         173,950
Walgreen Co.                                     15,000         579,450
Whole Foods Market, Inc.+                         7,000         337,540
                                                           ------------
                                                              6,289,725
                                                           ------------
SECURITY SYSTEMS-0.20%
Kroll, Inc.+                                      4,000          83,920
                                                           ------------
TELECOMMUNICATIONS -
    EQUIPMENT & SERVICES-0.53%
Harris Corp.                                      6,000         218,100
                                                           ------------
TEXTILES & APPAREL-1.35%
Coach, Inc.+                                      6,000         329,400
Jones Apparel Group, Inc.+                        6,000         225,000
                                                           ------------
                                                                554,400
                                                           ------------
TOTAL COMMON STOCK
   (Cost $38,130,116 )                                       38,303,630
                                                           ------------
TOTAL INVESTMENTS
   (Cost $38,130,116 )                            93.27%     38,303,630
Other assests, less liabilities                    6.73       2,763,924
                                                 ------    ------------

TOTAL NET ASSETS                                 100.00%   $ 41,067,554
                                                 ======    ============

+    Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                           EMERGING GROWTH PORTFOLIO

                               PORTFOLIO MANAGER
                    Massachusetts Financial Services Company

                                 DALE A. DUTILE
                              SENIOR VICE PRESIDENT

- Joined MFS in 1994
- M.B.A. from Sloan School of Management, Massachusetts Institute of Technology
- Graduate of Boston College

                               ERIC FISCHMAN, CFA
                                    MANAGER

- Joined MFS in 2000
- M.B.A. from Columbia Business School
- Law degree from Boston University School of Law
- Bachelor's degree from Cornell University
- Chartered Financial Analyst

                             DAVID E. SETTE-DUCATI
                             SENIOR VICE PRESIDENT

- Joined MFS in 1995
- M.B.A. from the Amos Tuck School of Business Administration of Dartmough
  College
- Graduate of Williams College

                             JOHN E. LATHROP, CFA
                             SENIOR VICE PRESIDENT

- Joined MFS in 1994
- M.B.A. from Cornell University's Johnson Graduate School of Management
- Graduate of Northwestern University
- Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY

          To seek long-term growth of capital by investing primarily in common stocks of small and medium sized companies.

                           NET ASSETS AS OF 06/30/02
                                  $91,950,993

     For the six months ended June 30, 2002, the JPVF Emerging Growth Portfolio provided a total return of -23.59%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return of -20.54% over the same period for the Portfolio's benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

     Over the period, the Portfolio's technology weighting was cut substantially, dropping the sector to second place for the first time in years. This change was caused by a combination of two factors. Some of the drop in our technology weighting was due to falling stock prices. The sector performed poorly in 2002, giving back most of its gains from a fourth-quarter 2001 rally.

     The primary factor, however, was a sharp cutback in our tech holdings. A turnaround in technology spending has not materialized as quickly as we had hoped, and we felt it was best to redeploy some of our technology assets into other areas. Defying what appears to be the beginning of an economic recovery, capital investment by businesses - the backbone of technology spending - has remained weak.

     Looking at the long term, however, we remain bullish on technology. We still believe that the long-term winners in most industries, in anything from retail merchandise to financial services, will be the companies that do the best job of leveraging technology, particularly information technology. But in the near term, we think the sector still needs to work through a glut of technology spending that occurred in the late 1990s. An additional factor we've been seeing is reluctance by most corporations to make

[SIDENOTE]

[CHART]

Common Stocks                  93.80%
Short-Term Obligations          4.74%
Cash                            1.46%

NUMBER OF HOLDINGS
------------------
       219

                                       PERCENT OF
TOP TEN EQUITIES                       PORTFOLIO++
----------------                       -----------
Viacom, Inc., Class B                      2.70%
Pfizer, Inc.                               2.01%
Concord EFS, Inc.                          1.89%
Cisco Systems, Inc.                        1.78%
Harley-Davidson, Inc.                      1.77%
EchoStar Communications Corp.              1.54%
First Data Corp.                           1.53%
BISYS Group, Inc, The                      1.51%
Freddie Mac                                1.50%
Wyeth                                      1.48%

                                          PERCENT OF
TOP TEN INDUSTRIES                        PORTFOLIO++
------------------                        -----------
Computer Equipment & Services              9.44%
Pharmaceutical                             8.54%
Retail Stores                              7.69%
Commercial Services                        5.76%
Insurance                                  5.08%
Healthcare                                 5.06%
Broadcasting                               5.04%
Computer Software                          4.96%
Multimedia                                 4.25%
Electronics - Semiconductors               4.04%

           ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF DEVELOPING COMPANIES WHICH INVOLVE GREATER RISK AND ARE GENERALLY MORE VOLATILE THAN INVESTMENTS IN MATURE COMPANIES any large capital investments until they see evidence their business is improving.

     That said, we have been finding opportunities in the sector on a case-by-case basis. The sector has been hit so hard that some companies we view as attractive businesses appear to be on sale. Even using very conservative assumptions about future profit and earnings growth, these stocks appeared to us to be selling at low valuations, and toward the end of the period we used those opportunities to add to our positions.

     Our relative underperformance over the period was in large part due to a single stock, Tyco International. One of our largest positions going into the period, Tyco was hit by a series of factors in 2002 that proved disastrous for its stock: a breakup plan that was later canceled; accounting questions in the wake of the Enron scandal; and, finally, the ouster of its chief executive on charges of personal tax evasion.

     Other areas that hurt performance over the period included some technology holdings and some positions in large-cap pharmaceutical firms. We think the market lowered the value of large drug companies because the pipelines of new drugs began to look lean, many older drugs faced patent expiration and generic competition, and we saw increasing political pressure to do something about rising drug prices.

     Although pharmaceutical companies are a large part of what people think of as health care, the majority of our health care holdings have been in what we call health care service industries, and those did relatively well over the period. They included hospitals, HMOs, care providers, and pharmacy benefit managers (PBMs).

     What these firms have in common is that most of their businesses try to contain health care costs. They have benefited both from the national concern over rising medical expenses and from increased health care spending. PBMs, for example, are companies that help employers manage the cost of providing prescription drug benefits for employees. In a tough economic environment, health care services firms have been relatively less sensitive to the economy because the demand for their services is largely independent of economic conditions.

     An economically sensitive area in which our holdings did relatively well was media, an industry within the leisure sector. Advertising has historically tended to pick up early in a recovery, and we believe that is what happened over this period. In particular, early ad sales for the 2002 fall television season were much better than sales a year earlier.

     Growth stock investors have had a particularly tough time over the past two years. Looking ahead, we think it's important to note that, historically, markets have always moved in cycles. In our experience, when large market sectors have gone through a difficult period, one of two things has happened. Often the sector or industry has suffered a large correction but still has strong long-term potential - in which case that's an area where we want to find the potential survivors, buy them at what we feel are attractive prices, and invest in them for the long term. We think that's what has happened in technology and, to some extent, in large pharmaceutical firms. On the other hand, sometimes a difficult period means an industry is fundamentally ailing, in which case we want to minimize our exposure. We think that's what has happened with parts of the telecommunications business.

     We think growth investors today are in the same place that value investors were in 1998 and 1999, when value investing had done poorly for a number of years. As aggressive growth investors, we believe we have to ask ourselves two fundamental questions: Are there areas of the economy and the market that are going to grow at high rates? Can we find companies that we think have the potential to grow earnings significantly faster than the overall market? We think the answer to both questions is yes. We think we have found and will continue to find companies with strong long-term growth outlooks that we can buy at reasonable prices, which someday investors will wake up to and want to own.

EMERGING GROWTH PORTFOLIO, RUSSELL 3000 GROWTH INDEX AND THE RUSSELL 2000 INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

                  EMERGING              RUSSELL 3000           RUSSELL 2000
  DATE        GROWTH PORTFOLIO          GROWTH INDEX               INDEX
  ----        ----------------          ------------           ------------
05/01/95           10,000                   10,000                10,000
06/30/95           10,962                   10,757                10,681
09/29/95           12,821                   11,758                11,728
12/29/95           13,291                   12,256                11,984
03/29/96           14,225                   12,919                12,593
06/28/96           15,349                   13,734                13,241
09/30/96           15,938                   14,165                13,285
12/31/96           15,724                   14,940                13,963
03/31/97           14,483                   14,859                13,244
06/30/97           17,184                   17,652                15,381
09/30/97           19,507                   19,139                17,662
12/31/97           18,942                   19,234                17,062
03/31/98           22,928                   22,087                18,819
06/30/98           22,878                   22,876                17,959
09/30/98           19,792                   20,530                14,341
12/31/98           25,180                   25,971                16,680
03/31/99           25,977                   27,466                15,775
06/30/99           28,236                   28,731                18,229
09/30/99           28,521                   27,650                17,077
12/31/99           44,444                   34,755                20,225
03/31/00           49,202                   37,293                21,657
06/30/00           43,636                   36,162                20,839
09/29/00           44,396                   34,249                21,076
12/29/00           35,923                   26,964                19,620
03/30/01           26,368                   21,435                18,342
06/29/01           26,667                   23,393                20,963
09/28/01           19,166                   18,710                16,605
12/31/01           23,291                   21,671                20,107
03/28/02           22,030                   21,121                20,907
06/28/02           17,797                   17,220                19,162

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                            RUSSELL
                                             3000              RUSSELL
                     EMERGING               GROWTH              2000
                      GROWTH                 INDEX              INDEX
YTD                   -23.59%               -20.54%            -4.70%
1 YEAR                -33.26%               -26.39%            -8.60%
5 YEAR                  0.70%                -0.50%             4.44%
INCEPTION               8.38%                 7.88%             9.50%

                                 INCEPTION DATE
                                  MAY 1, 1995

Commencement of operations May 1, 1995. Past performance is not predicative of future performance

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2000 Index and the Russell 3000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective May 1, 2002, the performance benchmark of the Portfolio has changed from the Russell 2000 Index to the Russell 3000 Growth Index. The Russell 3000 Growth Index better represents the investment objective of the Portfolio and its multi-cap focus.

The Russell 2000 Index and Russell 3000 Growth Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                       (UNAUDITED)
                                        SIX MONTHS     YEAR ENDED        YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                        ENDED JUNE      DECEMBER          DECEMBER        DECEMBER       DECEMBER      DECEMBER
                                         30, 2002        31, 2001         31, 2000        31, 1999       31, 1998      31, 1997
Net asset value, beginning of period  $      14.72    $       30.09     $       40.67   $       23.04  $      17.47   $     15.23

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 (0.03)                              0.01           (0.10)        (0.11)        (0.07)
Net gains and losses on securities
     (both realized and unrealized)          (3.44)           (9.95)            (6.77)          17.73          5.85          3.19
                                      ------------    -------------     -------------   -------------  ------------   -----------

     Total from investment operations        (3.47)          (9.95)             (6.76)          17.63          5.74          3.12

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
     investment income
Distributions from capital gains                              (5.42)            (3.82)                        (0.06)        (0.88)
Distributions in excess of capital gains                                                                      (0.11)
Returns of capital
                                      ------------    -------------     -------------   -------------  ------------   -----------

Total distributions                           0.00            (5.42)            (3.82)           0.00         (0.17)        (0.88)

Net asset value, end of period        $      11.25    $       14.72     $       30.09   $       40.67  $      23.04   $     17.47
                                      ============    =============     =============   =============  ============   ===========

Total Return (A)                            (23.59%)         (35.16%)          (19.17%)         76.51%        32.93%        20.47%

Ratios to Average Net Assets:  (B)
     Expenses                                 0.93%            0.94%             0.88%           0.94%         0.94%         1.00%
     Net investment income                   (0.42%)          (0.21%)           (0.27%)         (0.42%)       (0.61%)       (0.61%)

Portfolio Turnover Rate                      58.03%          270.07%           204.65%         163.56%        77.07%       122.85%

Net Assets, At End of Period          $ 91,950,993    $ 120,659,006     $ 176,177,466   $ 189,472,948  $ 95,795,377  $ 56,229,175

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--95.22%
COMPANY                                         SHARES      MARKET VALUE
------------------------------------------------------------------------
ADVERTISING-0.06%
Catalina Marketing Corp.+                         1,800     $    50,796
                                                            -----------
AEROSPACE & DEFENSE-0.54%
L-3 Communications Holdings, Inc.+                2,260         122,040
Northrop Grumman Corp.+                           3,010         376,250
                                                            -----------
                                                                498,290
                                                            -----------
BANKING-1.73%
Citigroup, Inc.                                  25,190         976,113
Comerica, Inc.                                    4,100         251,740
National Commerce Financial Corp.                 5,300         139,390
New York Community Bancorp., Inc.                   700          18,970
Southtrust Corp.                                  7,700         201,124
                                                            -----------
                                                              1,587,337
                                                            -----------
BEVERAGES-0.03%
Anheuser-Busch Companies, Inc.                      600          30,000
                                                            -----------
BROADCASTING-5.12%
Clear Channel Communications, Inc.+              40,540       1,298,091
Comcast Corp.+                                    9,360         219,305
Cox Communications, Inc.+                         2,270          62,539
EchoStar Communications Corp.+                   77,620       1,440,627
Emmis Communications Corp.+                       3,850          81,582
Entercom Communications Corp.+                    7,230         331,857
Hearst-Argyle Television, Inc.+                   6,730         151,762
Hispanic Broadcasting Corp.+                     20,980         547,578
Lin TV Corp.+                                       200           5,408
Univision Communications, Inc.+                  11,700         367,380
USA Interactive+                                    700          16,415
Westwood One, Inc.+                               5,470         182,807
                                                            -----------
                                                              4,705,351
                                                            -----------
BUILDING CONSTRUCTION-0.18%
KB Home                                           3,280         168,953
                                                            -----------
CHEMICALS-0.86%
Aventis, SA (France)                              5,100         361,407
Praxair, Inc.                                     7,460         424,996
                                                            -----------
                                                                786,403
                                                            -----------
COMMERCIAL SERVICES-5.85%
Cendant Corp.+                                   61,140         970,903
Concord EFS, Inc.+                               58,640       1,767,410
Express Scripts, Inc.+                           25,470       1,276,302
Iron Mountain, Inc.+                             11,845         365,418
Laboratory Corporation of America Holdings+      19,950         910,718
Macrovision Corp.+                                5,800          76,038
Weight Watchers International, Inc.+                160           6,950
                                                            -----------
                                                              5,373,739
                                                            -----------
COMPUTER EQUIPMENT & SERVICES-9.59%
Affiliated Computer Services, Inc.+              22,750       1,080,170
Automatic Data Processing, Inc.                  18,090         787,820
BISYS Group, Inc., The+                          42,310       1,408,923
CDW Computer Centers, Inc.+                         800          37,448
CheckFree Corp.+                                    400           6,256
CSG Systems International, Inc.+                  1,700          32,538
Dell Computer Corp.+                             42,160       1,102,062
Emulex Corp.+                                     4,700         105,797
First Data Corp.                                 37,850     $ 1,425,431
Fiserv, Inc.+                                    20,530         753,656
Hewlett-Packard Co.                               5,100          77,928
Lexmark International, Inc.+                     16,870         917,728
McDATA Corp.+                                    12,670         111,623
SunGard Data Systems, Inc.+                      36,510         966,785
                                                            -----------
                                                              8,814,165
                                                            -----------
COMPUTER INFORMATION & TECHNOLOGY-1.21%
Cadence Design Systems, Inc.+                    17,160         276,619
DST Systems, Inc.+                               14,690         671,480
Jack Henry & Associates, Inc.                     9,700         161,893
                                                            -----------
                                                              1,109,992
                                                            -----------
COMPUTER NETWORK-2.69%
Brocade Communications Systems, Inc.+            40,460         707,241
Cisco Systems, Inc.+                            119,300       1,664,235
Legato Systems, Inc.+                             6,700          24,120
Network Associates, Inc.+                         3,820          73,611
                                                            -----------
                                                              2,469,207
                                                            -----------
COMPUTER SOFTWARE-5.03%
Adobe Systems, Inc.                               3,220          91,770
BEA Systems, Inc.+                               16,500         155,265
Check Point Software Technologies, Ltd.+          5,600          75,936
Citrix Systems, Inc.+                            24,030         145,141
Microsoft Corp.+                                 15,100         817,212
Oracle Corp.+                                   133,300       1,262,351
PeopleSoft, Inc.+                                35,440         527,347
Rational Software Corp.+                         57,930         475,605
Retek, Inc.+                                      4,980         121,014
Siebel Systems, Inc.+                             2,780          39,532
VERITAS Software Corp.+                          46,405         918,355
                                                            -----------
                                                              4,629,528
                                                            -----------
COSMETICS & PERSONAL CARE-0.59%
Gillette Co., The                                 9,890         334,974
Kimberly-Clark Corp.                              3,300         204,600
                                                            -----------
                                                                539,574
                                                            -----------
DELIVERY & FREIGHT SERVICES-0.70%
United Parcel Service, Inc., Class B             10,470         646,523
                                                            -----------
DIVERSIFIED OPERATIONS-0.17%
General Electric Co.                              5,470         158,904
                                                            -----------
EDUCATIONAL SERVICES-0.55%
Apollo Group, Inc.+                              12,940         509,965
                                                            -----------
ELECTRONIC COMPONENTS-1.16%
Celestica, Inc.+                                  2,400          54,504
Linear Technology Corp.                          19,940         626,714
Maxim Integrated Products, Inc.+                  4,830         185,134
Micrel, Inc.+                                     4,130          59,389
Xilinx, Inc.+                                     6,440         144,449
                                                            -----------
                                                              1,070,190
                                                            -----------
ELECTRONICS-0.28%
LTX Corp.+                                        5,200          74,256
Teradyne, Inc.+                                   7,800         183,300
                                                            -----------
                                                                257,556
                                                            -----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                    SHARES       MARKET VALUE
--------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS--4.10%
Analog Devices, Inc.+                      38,670       $ 1,148,499
ASM International, NV+                      6,130           105,804
ASML Holding, NV+                           4,060            61,387
GlobespanVirata, Inc.+                      4,420            17,105
Intersil Corp.+                            24,824           530,737
Motorola, Inc.+                            24,120           347,810
Novellus Systems, Inc.+                     7,000           238,000
QLogic Corp.+                               5,450           207,645
Skyworks Solutions, Inc.+                   3,090            17,150
STMicroelectronics, NV                     17,480           425,288
Taiwan Semiconductor
Manufacturing Company, Ltd., ADR+          25,427           330,551
Texas Instruments, Inc.                    11,170           264,729
Zarlink Semiconductor, Inc.+               15,570            77,694
                                                        -----------
                                                          3,772,399
                                                        -----------
ENTERTAINMENT & LEISURE--0.71%
E.W. Scripps Co., The                       2,600           200,200
Electronic Arts, Inc.+                      3,060           202,113
International Game Technology+              2,560           145,152
Walt Disney Co., The                        5,740           108,486
                                                        -----------
                                                            655,951
                                                        -----------
FINANCIAL SERVICES--3.91%
Accenture, Ltd., ADR                        3,900            74,100
American Express Co.                        8,270           300,366
Capital One Financial Corp.                 9,570           584,249
Goldman Sachs Group, Inc., The             15,735         1,154,162
Mellon Financial Corp.                     13,480           423,676
Merrill Lynch & Company, Inc.              21,830           884,115
Morgan Stanley                              3,920           168,874
                                                        -----------
                                                          3,589,542
                                                        -----------
FOOD PRODUCTS--0.36%
Kellogg Co.                                 9,200           329,912
                                                        -----------
FOOD SERVICE & RESTAURANTS--2.12%
ARAMARK Corp., Class B+                    15,920           397,204
Brinker International, Inc.+               22,820           724,535
CEC Entertainment, Inc.+                    7,410           306,033
Jack in the Box, Inc.+                      1,400            44,520
Outback Steakhouse, Inc.+                  12,130           425,763
Sonic Corp.+                                1,700            53,397
                                                        -----------
                                                          1,951,452
                                                        -----------
FOREST PRODUCTS & PAPER--0.97%
Bowater, Inc.                               3,030           164,741
International Paper Co.                    16,690           727,350
                                                        -----------
                                                            892,091
                                                        -----------
GOVERNMENT AGENCY--1.53%
Freddie Mac                                22,950         1,404,540
                                                        -----------
HEALTHCARE--5.14%
AdvancePCS+                                   700            16,758
Cardinal Health, Inc.                       8,290           509,089
HEALTHSOUTH Corp.                          42,200           539,738
IMS Health, Inc.                           39,570           710,282
Lincare Holdings, Inc.+                    13,280           428,944
Tenet Healthcare Corp.+                    13,970           999,554
UnitedHealth Group, Inc.                   12,990       $ 1,189,235
WellPoint Health Networks, Inc.+            4,270           332,249
                                                        -----------
                                                          4,725,849
                                                        -----------
HUMAN RESOURCES--0.45%
Manpower, Inc.                                780            28,665
Robert Half International, Inc.+           16,590           386,547
                                                        -----------
                                                            415,212
                                                        -----------
INSURANCE--5.15%
Ace, Ltd.                                  10,330           326,428
American International Group, Inc.         17,960         1,225,411
Anthem, Inc.+                              11,470           771,013
Arthur J. Gallagher & Co.                   1,200            41,580
Chubb Corp., The                            1,960           138,768
Hartford Financial Services Group,
 Inc., The                                  4,160           247,395
MetLife, Inc.                               8,490           244,512
Principal Financial Group, Inc., The+       1,490            46,190
SAFECO Corp.                                4,510           139,314
St. Paul Companies, Inc., The               5,110           198,881
Travelers Property Casualty Corp.+         19,640           347,628
Willis Group Holdings, Ltd.+                5,740           188,903
XL Capital, Ltd.                            9,710           822,437
                                                        -----------
                                                          4,738,460
                                                        -----------
INTERNET SERVICES--0.19%
VeriSign, Inc.+                            24,530           176,371
                                                        -----------
LODGING--0.40%
Starwood Hotels & Resorts Worldwide, Inc.  11,060           363,763
                                                        -----------
MANUFACTURING--1.43%
3M Co.                                      3,940           484,620
Danaher Corp.+                              9,150           607,103
Tyco International, Ltd.                   16,288           220,051
                                                        -----------
                                                          1,311,774
                                                        -----------
MEDICAL - BIOTECHNOLOGY--1.81%
Amgen, Inc.+                               18,160           760,541
Applera Corporation -
Applied Biosystems Group                      900            17,541
Digene Corp.+                               5,200            61,161
Genentech, Inc.+                            5,515           184,753
Genzyme Corp.+                             18,205           350,264
Pharmacia Corp.                             7,800           292,110
                                                        -----------
                                                          1,666,370
                                                        -----------
MEDICAL PRODUCTS--1.77%
Baxter International, Inc.                 20,460           909,242
Cytyc Corp.+                               12,450            94,869
Fresenius Medical Care, AG                  2,810            94,360
Stryker Corp.                               7,350           393,299
Varian Medical Systems, Inc.+               3,360           136,248
                                                        -----------
                                                          1,628,018
                                                        -----------
MEDICAL SUPPLIES--0.02%
DENTSPLY International, Inc.                  500            18,455
                                                        -----------
MOTOR VEHICLE MANUFACTURING--1.79%
Harley-Davidson, Inc.                      32,170         1,649,356
                                                        -----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                                SHARES       MARKET VALUE
--------------------------------------------------------------------------------
MULTIMEDIA--4.31%
AOL Time Warner, Inc.+                                   8,790      $    129,301
Fox Entertainment Group, Inc.+                          31,520           685,560
Gannett Company, Inc.                                    3,700           280,830
McGraw-Hill Companies, Inc., The                         5,790           345,663
Viacom, Inc., Class B+                                  56,850         2,522,430
                                                                    ------------
                                                                       3,963,784
                                                                    ------------
OFFICE EQUIPMENT--0.34%
Tektronix, Inc.+                                        16,970           317,509
                                                                    ------------
OIL & GAS PRODUCERS--0.50%
Anadarko Petroleum Corp.                                 6,550           322,915
GlobalSantaFe Corp.                                      1,100            30,085
Newfield Exploration Co.+                                2,300            85,491
Noble Corp.+                                               600            23,160
                                                                    ------------
                                                                         461,651
                                                                    ------------
OIL & GAS SERVICES & EQUIPMENT--1.32%
Baker Hughes, Inc.                                      20,950           697,426
BJ Services Co.+                                         7,410           251,051
Cooper Cameron Corp.+                                    4,600           222,732
Transocean, Inc.                                         1,300            40,495
                                                                    ------------
                                                                       1,211,704
                                                                    ------------
PHARMACEUTICAL--8.67%
Abbott Laboratories                                      6,280           236,442
Allergan, Inc.                                           2,400           160,200
Barr Laboratories, Inc.+                                 1,560            99,107
Biovail Corp.+                                          16,360           473,786
Caremark RX, Inc.+                                      42,190           696,135
Eli Lilly & Co.                                         12,050           679,620
Forest Laboratories, Inc.+                               6,840           484,272
IVAX Corp.+                                              7,830            84,564
King Pharmaceuticals, Inc.+                              1,700            37,825
MedImmune, Inc.+                                         3,560            93,984
Mylan Laboratories, Inc.                                10,740           336,699
Pfizer, Inc.                                            53,690         1,879,150
Sanofi-Synthelabo, SA                                    4,960           301,764
Shire Pharmaceuticals Group, PLC, ADR+                  10,600           273,586
Teva Pharmaceutical Industries, Ltd., ADR               11,160           745,265
Wyeth                                                   27,070         1,385,984
                                                                    ------------
                                                                       7,968,383
                                                                    ------------
PUBLISHING & PRINTING--1.05%
Lee Enterprises, Inc.                                      900            31,500
McClatchy Co., The                                       1,820           117,572
Meredith Corp.                                           3,900           149,565
New York Times Co., The                                  5,040           259,560
Reed Elsevier, PLC                                      11,700           111,204
Tribune Co.                                              6,900           300,150
                                                                    ------------
                                                                         969,551
                                                                    ------------
RETAIL STORES--7.81%
Barnes & Noble, Inc.+                                   10,490           277,251
Best Buy Company, Inc.+                                 13,540           491,502
BJ's Wholesale Club, Inc.+                              11,890           457,765
Cost Plus, Inc.+                                         1,900            57,872
CVS Corp.                                                8,090           247,554
Dollar Tree Stores, Inc.+                                8,080           318,433
Family Dollar Stores, Inc.                              13,140           463,185
Home Depot, Inc., The                                   23,780           873,439
Kohl's Corp.+                                            5,150      $    360,912
Lowe's Companies, Inc.                                  11,150           506,210
Sears, Roebuck & Co.                                     7,250           393,675
Starbucks Corp.+                                         9,160           227,626
Talbots, Inc., The                                       5,100           178,500
Target Corp.                                            34,560         1,283,558
Tiffany & Co.                                            6,120           215,424
Walgreen Co.                                             9,440           364,667
Wal-Mart Stores, Inc.                                    5,500           302,555
Williams-Sonoma, Inc.+                                   5,260           161,272
                                                                    ------------
                                                                       7,181,400
                                                                    ------------
TELECOMMUNICATIONS -
   EQUIPMENT & SERVICES--0.47%
Advanced Fibre Communications, Inc.+                     4,270            70,626
Amdocs, Ltd.+                                            4,770            36,014
American Tower Corp.+                                   33,020           113,919
Crown Castle International Corp.+                       35,800           140,694
General Motors Corp., Class H                            1,500            16,290
Tandberg, ASA+                                           4,900            57,789
                                                                    ------------
                                                                         435,332
                                                                    ------------
TELECOMMUNICATIONS - WIRELESS--0.40%
AT&T Wireless Services, Inc.+                           23,620           138,177
Vodafone Group, PLC, ADR                                16,755           228,706
                                                                    ------------
                                                                         366,883
                                                                    ------------
TEXTILES & APPAREL-0.63%
Nike, Inc., Class B                                     10,750           576,738
                                                                    ------------
TOBACCO-0.68%
Philip Morris Companies, Inc.                           12,500           546,000
R.J. Reynolds Tobacco Holdings, Inc.                     1,400            75,250
                                                                    ------------
                                                                         621,250
                                                                    ------------
TRANSPORTATION--0.18%
Expeditors International of
 Washington, Inc.                                          600            19,896
FedEx Corp.+                                             2,800           149,520
                                                                    ------------
                                                                         169,416
                                                                    ------------
TRAVEL SERVICES--0.67%
Sabre Holdings Corp.+                                   17,150           613,970
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $101,787,287)                                                 87,553,559
                                                                    ------------
  SHORT-TERM OBLIGATIONS--4.81%

                                               PRINCIPAL VALUE
                                               ---------------
GOVERNMENT AGENCY--4.81%
Fannie Mae, 1.900%, due 07/01/02                  $  4,428,533         4,428,533
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,428,533)                                                    4,428,533
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $106,215,820)                                   100.03%       91,982,092
Other assets, less liabilities                           (0.03)          (31,099)
                                                        ------      ------------
TOTAL NET ASSETS                                        100.00%     $ 91,950,993
                                                        ======      ============

+    Non-income producing security.

                       See notes to financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               PORTFOLIO MANAGER
                          Janus Capital Management LLC

                               E. MARC PINTO, CFA
                                 VICE PRESIDENT

                   - Joined Janus Capital Corporation in 1994
                   - Over 16 years of investment experience
                   - B.A. from Yale University
                   - M.B.A. from Harvard University
                   - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
                                To seek capital growth.
        Realization of income is not a significant investment consideration.

                            NET ASSETS AS OF 06/30/02
                                  $193,979,333

     The U.S. economy exhibited signs of an impending recovery during the first half of the year with consumer spending and housing starts still strong and first-quarter U.S. GDP increasing at its fastest rate in more than two years. The Federal Reserve even left short-term interest rates unchanged at 1.75%, noting that economic weakness and inflation concerns were well balanced. Despite these positive indicators, the capital spending environment continued to be restrained as company managements, focusing on liquidity concerns, maintained a cautious stance. Investors were likewise guarded as a result of tension in the Middle East, new terrorist threats, weak corporate earnings and further reports of accounting scandals and corporate wrongdoings.

     Consequently, consumer confidence fell toward the end of the period and many stock prices, especially in the large-cap arena, dropped to lows not seen since September 21 soon after the stock markets reopened following the terrorist attacks. Against this backdrop, the JPVF Capital Growth Portfolio declined during the first six months of 2002 and lagged its benchmark, the S&P 500 Index.

     Among our detractors was biopharmaceutical developer Genentech, which was punished when the company was ordered to pay up to $500 million to City of Hope research center for an alleged breach of contract regarding research done by two City of Hope scientists, which led to the synthetic insulin drug, Humulin - the first biotechnology drug. Setbacks in clinical trials for a couple of Genentech's drugs also pushed the stock downward. However, the biotech bellwether has roughly $1 billion in cash on its books and is working closely with the FDA to resolve the issues. Furthermore, sales of anti-cancer drug Rituxan, which Genentech markets for Idec Pharmaceuticals, are up significantly from 2001. While we trimmed our position, we believe Genentech has successful drugs currently on the market generating good cash flow as

[SIDENOTE]

[CHART]

Common Stock           97.76%
Cash                    2.24%

               NUMBER OF HOLDINGS
               ------------------
                      44

                                PERCENT OF
TOP TEN EQUITIES                PORTFOLIO++
----------------                -----------
Pfizer, Inc.                       6.29%
Citigroup, Inc.                    6.05%
Fannie Mae                         5.36%
Liberty Media Corp.                4.78%
Microsoft Corp.                    4.20%
Viacom, Inc., Class B              4.16%
WellPoint Health Networks, Inc.    3.26%
Bank of New York Co., Inc., The    3.18%
Home Depot, Inc., The              3.07%
Applied Materials, Inc.            3.07%

                              PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
------------------            -----------
Pharmaceutical                   9.63%
Banking                          9.23%
Retail Stores                    7.73%
Financial Services               6.82%
Broadcasting                     6.76%
Electronics - Semiconductors     6.46%
Government Agency                5.36%
Computer Software                5.21%
Multimedia                       5.16%
Healthcare                       4.22%

             ++ Represents market value of investments plus cash.

well as promising drugs in late-stage trials, especially in the oncology area.

     A position we exited completely in the period was discount retailer Wal-Mart - not because of weakness we saw in the company but because it reached our target price. We used the cash to invest in a company we've owned in the past, Home Depot, as its share price dropped to what we believed to be an attractive valuation. Though the stock has since declined further, we believe CEO Robert Nardelli, formerly of GE, is just getting started as the company implements new strategies to tighten inventory and operation processes. We'll continue to monitor main competitor Lowe's progress, but remain impressed by Home Depot's ongoing ability to grow in this environment as marked most recently by a 5% rise in first-quarter, same-store sales as well as the opening of its 1,400th store. Plus, low interest rates and a robust housing market provide a healthy outlook for the building materials industry.

     Contributing to performance was Anheuser-Busch. The world's largest brewer reported its fourteenth consecutive quarter of double-digit EPS growth in addition to record beer sales in volume and revenue during 2001, citing strength in its U.S. and foreign beer businesses as well as a favorable pricing environment. While South African Breweries became second in the industry when it purchased Phillip Morris' Miller operations, Anheuser-Busch continues to gain market share. With positive volume growth predicted for the industry, we believe this well-run franchise should continue to move steadily upward.

     New to the Portfolio during the period was Wellpoint Health Networks. Benefiting from strong industry fundamentals, namely the rising cost of health insurance premiums, the managed-care provider with 13 million members and operations in nine states posted solid results. Known for its ability to spot trends and price its products accordingly, Wellpoint's pricing power in key demographic areas, including California, has enabled it to gain ground versus its competitors. Internally, the cost-conscious management team has taken great efforts to control expenses, including its largest expense: prescription drugs. The company has, in fact, petitioned the FDA to allow certain medications to be sold over the counter. The company estimates it would save $45 million a year if Clarinex, one of Schering-Plough's allergy drugs, was sold without a prescription (Schering already agreed to sell Claritan over the counter in March). Regardless of the outcome, we are confident that Wellpoint's strong free cash flow should allow it to continue executing on its acquisition plans.

     As company managements are likely to continue hoarding cash until some level of confidence in the economy and the markets is regained, we remain focused on the anecdotal evidence we get from our array of contacts and companies with the goal of detecting early on when and where a return to corporate spending will occur. While we have taken a slightly more defensive position in the Portfolio in light of the ongoing uncertainty, we believe we are still looking at a basket of companies with not only solid upside exposure but also the breadth and value to limit further losses as well.

                 CAPITAL GROWTH PORTFOLIO AND THE S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

DATE       CAPITAL GROWTH PORTFOLIO       S&P 500 INDEX
----       ------------------------       -------------
  5/1/92          10,000                      10,000
06/30/92          10,087                       9,958
09/30/92          10,925                      10,272
12/31/92          12,724                      10,787
03/31/93          13,604                      11,256
06/30/93          13,635                      11,310
09/30/93          14,752                      11,598
12/31/93          15,869                      11,867
03/31/94          15,387                      11,420
06/30/94          14,720                      11,470
09/30/94          15,553                      12,031
12/31/94          15,353                      12,028
03/31/95          16,045                      13,195
06/30/95          17,479                      14,451
09/30/95          20,143                      15,596
12/31/95          21,762                      16,532
03/31/96          23,919                      17,512
06/30/96          25,766                      18,399
09/30/96          26,224                      19,074
12/31/96          25,951                      20,767
03/31/97          26,015                      20,860
06/30/97          30,540                      24,494
09/30/97          33,805                      26,326
12/31/97          33,582                      27,079
03/31/98          39,281                      30,849
06/30/98          41,989                      31,864
09/30/98          36,869                      28,701
12/31/98          46,502                      34,802
03/31/99          50,983                      36,534
06/30/99          53,243                      39,105
09/30/99          51,361                      36,663
12/31/99          67,270                      42,118
03/31/00          74,984                      43,084
06/30/00          71,917                      41,940
09/30/00          70,336                      41,533
12/31/00          58,217                      38,284
03/31/01          47,465                      33,743
06/30/01          51,001                      35,717
09/30/01          37,663                      30,474
12/31/01          43,552                      33,731
03/31/02          42,204                      33,826
06/30/02          33,225                      29,293

[SIDENOTE]

        AVERAGE ANNUAL TOTAL RETURNS

                       CAPITAL         S&P 500
                       GROWTH           INDEX
YTD                    -23.71%         -13.16%
1 YEAR                 -34.85%         -17.99%
5 YEAR                   1.70%           3.67%
10 YEAR                 12.66%          11.42%
INCEPTION               12.54%          11.15%

                                 INCEPTION DATE
                                   MAY 1,1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (UNAUDITED)
                                          SIX MONTHS      YEAR ENDED    YEAR ENDED    YEAR ENDED        YEAR ENDED    YEAR ENDED
                                          ENDED JUNE       DECEMBER      DECEMBER      DECEMBER          DECEMBER       DECEMBER
                                           30, 2002        31, 2001     31, 2000       31, 1999          31, 1998       31, 1997
Net asset value, beginning of period    $      22.47   $      32.57   $      39.27   $      27.90       $      21.23   $      17.26

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                            (0.02)                                       (0.12)             (0.09)
Net gains and losses on securities
(both realized and unrealized)                 (5.31)         (8.03)         (4.88)         12.31               8.25           4.99
                                        ------------   ------------   ------------   ------------       ------------   ------------
Total from investment operations               (5.33)         (8.03)         (4.88)         12.19               8.16           4.99

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Dividends in excess of net
investment income
Distributions from capital gains                              (2.07)         (1.82)         (0.82)            (1.49)          (0.81)
Distributions in excess of capital gains                                                                                      (0.21)
Returns of capital
                                        ------------   ------------   ------------   ------------       ------------   ------------

Total distributions                             0.00          (2.07)         (1.82)         (0.82)             (1.49)         (1.02)

Net asset value, end of period          $      17.14   $      22.47   $      32.57   $      39.27       $      27.90   $      21.23
                                        ============   ============   ============   ============       ============   ============

Total Return (A)                              (23.71%)       (25.19%)       (13.46%)        44.65%             38.47%         29.41%

Ratios to Average Net Assets: (B)
Expenses                                        0.95%          1.06%          1.05%          1.03%              1.09%          1.09%
Net investment income                           0.18%         (0.45%)        (0.60%)        (0.42%)            (0.38%)         0.02%

Portfolio Turnover Rate                        28.44%         42.83%         23.17%         41.65%             54.58%         91.66%
Net Assets, At End of Period            $193,979,333   $263,092,721   $350,038,157   $365,864,399       $198,002,451   $124,123,995

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--97.97%
COMPANY                                     SHARES      MARKET VALUE
--------------------------------------------------------------------
AEROSPACE & DEFENSE-2.94%
Honeywell International, Inc.              162,130      $  5,711,840
                                                        ------------
BANKING-9.25%
Bank of New York Company, Inc., The         183,255        6,184,856
Citigroup, Inc.                             303,531       11,761,826
                                                        ------------
                                                          17,946,682
                                                        ------------
BEVERAGES-3.00%
Anheuser-Busch Companies, Inc.              116,460        5,823,000
                                                        ------------
BROADCASTING-6.77%
Cablevision Systems Corp.-
New York Group+                             138,200        1,307,372
Cablevision Systems Corp. -
Rainbow Media Group+                        144,510        1,264,463
Liberty Media Corp.+                        977,910        9,290,140
USA Interactive+                             54,610        1,280,605
                                                        ------------
                                                          13,142,580
                                                        ------------
COMMERCIAL SERVICES-0.02%
Scientific Games Corp.+                       4,572           36,302
                                                        ------------
COMPUTER EQUIPMENT & SERVICES-1.99%
Automatic Data Processing, Inc.              88,640        3,860,272
                                                        ------------
COMPUTER SOFTWARE-5.23%
Microsoft Corp.+                            150,785        8,160,484
Oracle Corp.+                               208,655        1,975,963
                                                        ------------
                                                          10,136,447
                                                        ------------
DIVERSIFIED OPERATIONS-2.81%
General Electric Co.                        187,890        5,458,205
                                                        ------------
ELECTRONIC COMPONENTS-2.92%
Flextronics International, Ltd.+            331,205        2,361,492
Linear Technology Corp.                     105,360        3,311,465
                                                        ------------
                                                           5,672,957
                                                        ------------
ELECTRONICS - SEMICONDUCTORS-6.48%
Applied Materials, Inc.+                    313,985        5,971,995
ASML Holding, NV+                           260,700        3,941,784
Texas Instruments, Inc.                     111,775        2,649,068
                                                        ------------
                                                          12,562,847
                                                        ------------
ENGINEERING & CONSTRUCTION-1.40%
Fluor Corp.                                  69,790        2,718,321
                                                        ------------
ENTERTAINMENT & LEISURE-3.63 %
Metro-Goldwyn-Mayer, Inc.+                  184,605        2,254,027
MGM Mirage+                                 141,730        4,783,388
                                                        ------------
                                                           7,037,415
                                                        ------------
FINANCIAL SERVICES-6.84%
Charles Schwab Corp., The                   277,691        3,110,139
Morgan Stanley                               77,920        3,356,794
SLM Corp.                                    27,175        2,633,258
Washington Mutual, Inc.                     112,225        4,164,670
                                                        ------------
                                                          13,264,861
                                                        ------------
FOOD PRODUCTS-1.04%
H.J. Heinz Co.                               48,930     $  2,011,023
                                                        ------------
GOVERNMENT AGENCY-5.37%
Fannie Mae                                  141,335       10,423,456
                                                        ------------
HEALTHCARE-4.23%
McKesson Corp.                               57,455        1,878,779
WellPoint Health Networks, Inc.+             81,375        6,331,789
                                                        ------------
                                                           8,210,568
                                                        ------------
INSURANCE-1.33%
Marsh & McLennan Companies, Inc.             26,705        2,579,703
                                                        ------------
MEDICAL - BIOTECHNOLOGY-3.95%
Amgen, Inc.+                                 42,605        1,784,297
Genentech, Inc.+                            175,220        5,869,870
                                                        ------------
                                                           7,654,167
                                                        ------------
MOTOR VEHICLE MANUFACTURING-0.96%
Harley-Davidson, Inc.                        36,235        1,857,768
                                                        ------------
MULTIMEDIA-5.17%
AOL Time Warner, Inc.+                      131,242        1,930,570
Viacom, Inc., Class B+                      182,436        8,094,685
                                                        ------------
                                                          10,025,255
                                                        ------------
OIL & GAS PRODUCERS-2.91%
Anadarko Petroleum Corp.                    114,435        5,641,646
                                                        ------------
PHARMACEUTICAL-9.66%
Pfizer, Inc.                                349,137       12,219,795
Schering-Plough Corp.                       104,900        2,580,540
Wyeth                                        76,755        3,929,856
                                                        ------------
                                                          18,730,191
                                                        ------------
RETAIL STORES-7.75%
Costco Wholesale Corp.+                     100,015        3,862,579
Home Depot, Inc., The                       162,695        5,975,787
Walgreen Co.                                134,455        5,193,997
                                                        ------------
                                                          15,032,363
                                                        ------------
TELECOMMUNICATIONS -
    EQUIPMENT & SERVICES-2.32%
Lucent Technologies, Inc.+                  401,175          665,951
Nokia Oyj, ADR                              265,095        3,838,576
                                                        ------------
                                                           4,504,527
                                                        ------------
TOTAL COMMON STOCK
  (Cost $227,153,752 )                                   190,042,396
                                                        ------------
TOTAL INVESTMENTS
  (Cost $227,153,752 )                        97.97%     190,042,396
Other assests, less liabilities                2.03        3,936,937
                                             ------     ------------
TOTAL NET ASSETS                             100.00%    $193,979,333
                                             ======     ============

+    Non-income producing security.

                       See notes to financial statements.

                             SMALL COMPANY PORTFOLIO

                                PORTFOLIO MANAGER
                            Lord, Abbett and Company
                                (Since 05/01/99)

                            STEPHEN J. McGRUDER, CFA
                                     PARTNER

                       - Joined Lord, Abbett in 1995
                       - 32 years of investment experience
                       - B.S. from Stanford University
                       - B.A. in Business Economics from
                         Claremont McKenna College
                       - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

                            NET ASSETS AS OF 06/30/02
                                   $69,719,217

     Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. While first quarter growth registered a robust 5.6%, we expect that the second quarter will post a growth rate of approximately 2.5%. The first quarter growth was largely due to pent-up consumer demand and aggressive auto and mortgage sales incentives emerging from the last year's slowdown. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

     While fundamental business indicators such as manufacturing and purchasing activity increased slightly and unemployment slowly eased, we still do not expect any instant revival in capital spending. With May new home sales reaching record highs, the current economy

[SIDENOTE]

[CHART]

Common Stock               96.28%
Cash                        3.17%
Preferred Stock             0.55%

            NUMBER OF HOLDINGS
            ------------------
                   189

                            PERCENT OF
TOP TEN EQUITIES            PORTFOLIO++
----------------            -----------
Beazer Homes USA, Inc.        1.92%
Armor Holdings, Inc.          1.82%
Iron Mountain, Inc.           1.80%
Quicksilver, Inc.             1.80%
Coherent, Inc.                1.74%
Timberland Company, The       1.69%
Corporate Executive
Board Co., The                1.55%
Standard Pacific Corp.        1.39%
MSC Industrial Direct
Company, Inc.                 1.33%
Orthofix International, NV    1.31%

                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------       -----------
Pharmaceutical             9.47%
Retail Stores              7.60%
Medical Products           7.23%
Commercial Services        7.04%
Textiles & Apparel         5.42%
Computer Equipment
& Services                 5.06%
Building Construction      4.81%
Healthcare                 3.55%
Computer Software          3.11%
Medical - Biotechnology    3.02%

             ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

is being fueled by consumers, and not business spending. That being said, the Federal Reserve Board (the Fed) has kept interest rates steady, and we do not expect the Fed to raise interest rates before late summer or early fall, unless the dollar continues to weaken and monetary intervention is necessary to restore a proper balance.

     In a period during which the market's slide has been unabated, even strong relative performance doesn't offer a great deal of comfort. The JPVF Small Company Portfolio fell 11.57% during the first half of 2002, outpacing the Russell 2000 Growth Index, which fell 17.4%. Market weakness was widespread, with most sectors of the market sustaining substantial losses.

     Our emphasis on sound income statements helped us avoid greater losses during the first half of the year, as companies without earnings suffered most. This discipline drove favorable stock selection within the Health Care and Technology sectors, which were our most significant contributors to relative performance. Most notably, our underweights of biotechnology and software names assured that we were less exposed to the hardest-hit industries in the small cap growth marketplace.

     The Financial Services sector was the most significant detractor from the Portfolio's relative performance in the past six months. We have been significantly underweighted in this fairly conservative group, which has been the top performing sector this year. Within the sector, we've also tended to underweight the regional banks that have held up so well during the market's sell-off.

     Although the market remains weak, this environment presents an excellent opportunity to structure the Portfolio for a recovery. We have raised our technology weighting to above that of the index by adding a combination of functional technology stocks and deeply discounted pure technology companies. We are also noticing improving fundamentals in cyclical names. Regardless of the near-term action of major indexes, we believe this market is likely to offer opportunities for disciplined investors with appropriate investment horizons.

           SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

  DATE         SMALL COMPANY PORTFOLIO    RUSSELL 2000 GROWTH INDEX
  ----         -----------------------    -------------------------
 4/18/86             10,000                        10,000
06/30/86             10,372                        10,400
09/30/86              9,863                         8,710
12/31/86             10,565                         8,806
03/31/87             11,914                        11,200
06/30/87             12,813                        11,045
09/30/87             13,698                        11,403
12/31/87             10,395                         7,883
03/31/88             12,119                         9,256
06/30/88             13,176                         9,844
09/30/88             13,151                         9,573
12/31/88             13,129                         9,489
03/31/89             14,183                        10,194
06/30/89             15,054                        10,853
09/30/89             16,226                        11,823
12/31/89             15,669                        11,403
03/31/90             15,299                        11,100
06/30/90             15,505                        11,801
09/30/90             12,071                         8,721
12/31/90             12,759                         9,418
03/31/91             15,336                        12,295
06/30/91             15,663                        11,869
09/30/91             16,103                        13,149
12/31/91             16,999                        14,238
03/31/92             18,699                        14,628
06/30/92             17,992                        12,871
09/30/92             18,527                        13,121
12/31/92             21,506                        15,345
03/31/93             22,691                        15,070
06/30/93             22,524                        15,504
09/30/93             23,910                        16,951
12/31/93             24,925                        17,397
03/31/94             24,982                        16,688
06/30/94             24,337                        15,636
09/30/94             26,469                        17,097
12/31/94             26,834                        16,974
03/31/95             28,241                        17,905
06/30/95             29,736                        19,682
09/30/95             33,164                        21,920
12/31/95             34,809                        22,244
03/31/96             37,702                        23,521
06/30/96             39,076                        24,896
09/30/96             38,570                        24,684
12/31/96             40,537                        24,749
03/31/97             38,833                        22,153
06/30/97             44,729                        26,042
09/30/97             52,097                        30,448
12/31/97             50,105                        27,953
03/31/98             53,395                        31,274
06/30/98             51,272                        29,478
09/30/98             39,894                        22,886
12/31/98             44,205                        28,296
03/31/99             40,113                        27,821
06/30/99             43,794                        31,925
09/30/99             41,405                        30,354
12/31/99             50,480                        40,489
03/31/00             51,933                        44,246
06/30/00             44,989                        40,985
09/30/00             44,744                        39,358
12/31/00             41,460                        31,408
03/31/01             34,321                        26,634
06/30/01             39,719                        31,420
09/30/01             30,681                        22,597
12/31/01             38,482                        28,509
03/31/02             38,439                        27,950
06/30/02             34,030                        23,562

[SIDENOTE]

        AVERAGE ANNUAL TOTAL RETURNS

                             RUSSELL 2000
                SMALL          GROWTH
               COMPANY          INDEX
YTD            -11.57%        -17.35%
1 YEAR         -14.32%        -25.00%
5 YEAR          -5.32%         -1.98%
10 YEAR          6.58%          6.23%
INCEPTION        7.85%          5.43%

                                 INCEPTION DATE
                                 APRIL 18, 1986

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Growth Index is an unmanaged index and include the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             (UNAUDITED)
                                             SIX MONTHS     YEAR ENDED    YEAR ENDED   YEAR ENDED      YEAR ENDED      YEAR ENDED
                                             ENDED JUNE      DECEMBER      DECEMBER     DECEMBER        DECEMBER        DECEMBER
                                              30, 2002       31, 2001     31, 2000      31, 1999        31, 1998        31, 1997
   Net asset value, beginning of period      $     13.76   $     14.83   $     18.05   $     16.24     $     20.43   $     18.19

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     (0.05)                                   (0.02)            0.22          0.09
  Net gains and losses on securities
    (both realized and unrealized)                 (1.54)        (1.07)        (3.22)         2.22           (2.59)         4.17
                                             -----------   -----------   -----------   -----------     -----------   -----------
Total from investment operations                   (1.59)        (1.07)        (3.22)         2.20           (2.37)         4.26

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                                                       (0.02)          (0.19)        (0.09)
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                           (0.37)          (1.63)        (1.93)
  Distributions in excess of capital gains
  Returns of capital
                                             -----------   -----------   -----------   -----------     -----------   -----------
Total distributions                                 0.00          0.00          0.00         (0.39)          (1.82)        (2.02)

Net asset value, end of period               $     12.17   $     13.76   $     14.83   $     18.05     $     16.24   $     20.43
                                             ===========   ===========   ===========   ===========     ===========   ===========

Total Return (A)                                  (11.57%)       (7.18%)      (17.87%)       14.20%         (11.78%)       23.60%

Ratios to Average Net Assets:  (B)
  Expenses                                          0.86%         0.86%         0.83%         0.86%           0.87%         0.83%
  Net investment income                            (0.75%)       (0.64%)       (0.54%)       (0.14%)          1.23%         0.47%

Portfolio Turnover Rate                            30.69%        57.96%        54.38%       143.95%          43.06%        52.92%

Net Assets, At End of Period                 $69,719,217   $78,543,761   $80,284,431   $92,991,539     $78,343,648   $81,505,107

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--96.57%
COMPANY                                              SHARES     MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.22%
Avenue A, Inc.+                                       18,900    $   67,284
DoubleClick, Inc.+                                    11,600        86,072
                                                                ----------
                                                                   153,356
                                                                ----------
AEROSPACE & DEFENSE-0.33%
Veridian Corp.+                                       10,100       231,290
                                                                ----------
AIRLINES-1.30%
Frontier Airlines, Inc.+                              35,800       291,054
SkyWest, Inc.                                         26,300       615,157
                                                                ----------
                                                                   906,211
                                                                ----------
BANKING-1.06%
Silicon Valley Bancshares+                            10,700       282,052
Southwest Bancorporation of Texas, Inc.+              12,700       459,994
                                                                ----------
                                                                   742,046
                                                                ----------
BUILDING CONSTRUCTION-4.83%
Beazer Homes USA, Inc.+                               16,810     1,344,800
Dominion Homes, Inc.+                                  8,400       169,932
M.D.C. Holdings, Inc.                                 16,859       876,668
Standard Pacific Corp.                                27,800       975,224
                                                                ----------
                                                                 3,366,624
                                                                ----------
CHEMICALS-0.99%
Cabot Microelectronics Corp.+                          3,100       133,796
OM Group, Inc.                                         9,000       558,000
                                                                ----------
                                                                   691,796
                                                                ----------
COLLECTIBLES-0.38%
Action Performance Companies, Inc.+                    8,300       262,280
                                                                ----------
COMMERCIAL SERVICES-7.06%
Albany Molecular Research, Inc.+                      27,900       589,806
G&K Services, Inc.                                    20,000       684,800
Healthcare Services Group, Inc.+                      31,900       501,468
Hooper Holmes, Inc.                                   84,300       680,301
Iron Mountain, Inc.+                                  40,900     1,261,765
NCO Group, Inc.+                                      22,100       481,338
TeleTech Holdings, Inc.+                              76,100       725,994
                                                                ----------
                                                                 4,925,472
                                                                ----------
COMPUTER EQUIPMENT & SERVICES-5.07%
Acxiom Corp.+                                         42,000       734,580
Advanced Digital Information Corp.+                   80,800       681,144
Cray, Inc.+                                           89,100       390,258
Drexler Technology Corp.+                              3,600        77,760
eCollege.com, Inc.+                                   52,100       177,140
Insight Enterprises, Inc.+                            26,350       663,757
Mercury Computers Systems, Inc.+                       5,300       114,851
RadiSys Corp.+                                        42,350       492,531
Silicon Storage Technology, Inc.+                     26,300       205,140
                                                                ----------
                                                                 3,537,161
                                                                ----------
COMPUTER INFORMATION & TECHNOLOGY-2.98%
CGI Group, Inc.+                                           2    $        9
Intergraph Corp.+                                     40,200       701,096
Manhattan Associates, Inc.+                            5,000       160,800
ManTech International Corp.+                           9,890       237,261
MICROS Systems, Inc.+                                 12,300       340,833
NDCHealth Corp.                                       12,900       359,910
Numerical Technologies, Inc.+                         24,900        99,476
Tier Technologies, Inc., Class B+                      9,890       176,240
                                                                ----------
                                                                 2,075,625
                                                                ----------
COMPUTER NETWORK-0.90%
@Road, Inc.+                                          11,100        67,499
Entrust Technologies, Inc.+                           13,500        36,720
ESS Technology, Inc.+                                 17,800       312,212
Raindance Communications, Inc.+                       26,000       149,500
SRA International, Inc.+                               2,400        64,752
                                                                ----------
                                                                   630,683
                                                                ----------
COMPUTER SOFTWARE-3.12%
BSQUARE Corp.+                                        14,400        32,544
Datastream Systems, Inc.+                             20,270       143,917
Documentum, Inc.+                                     44,100       529,200
Echelon Corp.+                                        20,600       265,328
McAfee.com Corp.+                                     15,000       219,600
Phoenix Technologies, Ltd.+                           21,600       216,000
Saba Software, Inc.+                                  35,200        89,760
SeeBeyond Technology Corp.+                           52,500       162,750
Verity, Inc.+                                         12,800       141,952
Watchguard Technologies, Inc.+                        33,800       173,732
WebEx Communications, Inc.+                           12,800       203,520
                                                                ----------
                                                                 2,178,303
                                                                ----------
CONSULTING SERVICES-2.29%
Corporate Executive Board Co., The+                   31,600     1,082,300
First Consulting Group, Inc.+                         29,300       251,980
FTI Consulting, Inc.+                                  6,800       238,068
Management Network Group, Inc., The+                  11,400        26,448
                                                                ----------
                                                                 1,598,796
                                                                ----------
COSMETICS & PERSONAL CARE-0.58%
Steiner Leisure, Ltd., ADR+                           27,900       404,550
                                                                ----------
DELIVERY & FREIGHT SERVICES-0.62%
EGL, Inc.+                                            25,300       429,088
                                                                ----------
EDUCATIONAL SERVICES-2.20%
Career Education Corp.+                               14,500       652,500
Education Management Corp.+                            9,100       370,643
SmartForce, PLC, ADR+                                 71,600       243,440
Sylvan Learning Systems, Inc.+                        13,300       265,202
                                                                ----------
                                                                 1,531,785
                                                                ----------
ELECTRICAL EQUIPMENT-0.22%
Dionex Corp.+                                          5,700       152,703
                                                                ----------
ELECTRONIC COMPONENTS-1.21%
CTS Corp.                                              8,400       101,052
FLIR Systems, Inc.+                                    7,300       306,381
Technitrol, Inc.                                      18,700       435,710
                                                                ----------
                                                                   843,143
                                                                ----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                     SHARES   MARKET VALUE
------------------------------------------------------------------------------
ELECTRONICS-2.97%
Analogic Corp.                              14,500    $  712,965
Electronics Boutique Holdings Corp.+        11,200       328,160
EMS Technologies, Inc.+                      7,600       157,244
FEI Co.+                                    12,200       299,022
Oak Technology, Inc.+                       43,000       194,790
Planar Systems, Inc.+                       10,100       194,425
Sypris Solutions, Inc.+                     10,000       182,200
                                                      ----------
                                                       2,068,806
                                                      ----------
ELECTRONICS - SEMICONDUCTORS-2.43%
AstroPower, Inc.+                           22,950       450,738
August Technology Corp.+                     5,000        49,450
AXT, Inc.+                                  16,400       130,872
Genesis Microchip, Inc.+                    13,900       112,034
Lattice Semiconductor Corp.+                35,400       309,396
Microtune, Inc.+                            12,900       114,939
Monolithic System Technology, Inc.+         21,600       240,408
Rudolph Technologies, Inc.+                 11,600       289,188
                                                      ----------
                                                       1,697,025
                                                      ----------
ENGINEERING & CONSTRUCTION-1.29%
Keith Companies, Inc., The+                  9,000       136,980
Tetra Tech, Inc.+                           29,350       431,445
TRC Companies, Inc.+                        16,000       328,800
                                                      ----------
                                                         897,225
                                                      ----------
ENTERTAINMENT & LEISURE-0.48%
Shuffle Master, Inc.+                       18,270       335,620
                                                      ----------
ENVIRONMENTAL CONTROLS-0.12%
Fuel-Tech, NV+                              12,300        81,180
                                                      ----------
FINANCIAL SERVICES-0.93%
CompuCredit Corp.+                          32,860       231,334
IndyMac Bancorp, Inc.+                      12,400       281,232
Metris Companies, Inc.                      16,400       136,284
                                                      ----------
                                                         648,850
                                                      ----------
FOOD PRODUCTS-0.31%
United Natural Foods, Inc.+                 11,000       214,500
                                                      ----------
FOOD SERVICE & RESTAURANTS-0.90%
Jack in the Box, Inc.+                      19,800       629,640
                                                      ----------
HEALTHCARE-3.56%
AdvancePCS+                                  8,600       205,884
AmeriPath, Inc.+                             9,700       232,800
Centene Corp.+                              14,300       443,014
Coventry Health Care, Inc.+                 13,700       390,450
Matria Healthcare, Inc.+                    18,875       155,153
Province Healthcare Co.+                    18,700       418,132
Renal Care Group, Inc.+                     16,300       507,745
Res-Care, Inc.+                             19,500       129,090
                                                      ----------
                                                       2,482,268
                                                      ----------
HOME FURNISHINGS-0.46%
Pier 1 Imports, Inc.                        15,300    $  317,475
                                                      ----------
HUMAN RESOURCES-0.70%
Labor Ready, Inc.+                          18,500       108,225
On Assignment, Inc.+                        21,400       380,920
                                                      ----------
                                                         489,145
                                                      ----------
INTERNET SERVICES-1.85%
Alloy, Inc.+                                39,730       573,701
Critical Path, Inc.+                        26,400        26,928
eMerge Interactive, Inc.+                  120,500        27,715
Overture Services, Inc.+                     1,480        36,970
S1 Corp.+                                   69,800       515,817
Skilsoft Corp.+                             13,500       105,975
                                                      ----------
                                                       1,287,106
                                                      ----------
MACHINERY-0.70%
Flow International Corp.+                   24,500       165,106
Semitool, Inc.+                             39,800       324,768
                                                      ----------
                                                         489,874
                                                      ----------
MANUFACTURING-1.53%
Cable Design Technologies Corp.+            27,250       292,938
Matthews International Corp.                33,000       770,550
                                                      ----------
                                                       1,063,488
                                                      ----------
MEDICAL - BIOTECHNOLOGY-3.03%
Bio-Rad Laboratories, Inc.+                  4,300       195,650
Bio-Technology General Corp.+               42,000       252,420
Corixa Corp.+                               58,500       400,725
Molecular Devices Corp.+                    20,600       366,680
SangStat Medical Corp.+                     36,100       829,578
Seattle Genetics, Inc.+                     12,600        65,646
                                                      ----------
                                                       2,110,699
                                                      ----------
MEDICAL PRODUCTS-7.25%
ATS Medical, Inc.+                          48,400        26,620
Coherent, Inc.+                             41,300     1,219,961
Cooper Companies, Inc., The                  7,000       329,700
Diagnostic Products Corp.                   12,000       444,000
Endologix, Inc.+                            21,700        20,398
Eon Labs, Inc.+                             18,100       325,076
Hanger Orthopedic Group, Inc.+              24,800       373,984
Medicines Company, The+                     10,800       133,164
Novoste Corp.+                              38,700       178,794
Ocular Sciences, Inc.+                      16,000       424,000
Orthofix International, NV+                 26,000       913,900
QLT PhotoTherapeutics, Inc.+                10,700       142,845
SonoSite, Inc.+                             17,400       251,082
Techne Corp.+                                9,700       273,734
                                                      ----------
                                                       5,057,258
                                                      ----------
MINING & METALS -
    FERROUS & NONFERROUS-0.27%
North American Palladium, Ltd.+             32,000       187,200
                                                      ----------
MINING & METALS - PRECIOUS-1.24%
Stillwater Mining Co.+                      54,500       865,460
                                                      ----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                                  SHARES       MARKET VALUE
-----------------------------------------------------------------------------------
OIL & GAS PRODUCERS-2.02%
EXCO Resources, Inc.+                                     25,500      $   384,795
Patina Oil & Gas Corp.                                    13,625          373,598
Remington Oil & Gas Corp.+                                14,600          290,832
Spinnaker Exploration Co.+                                 9,900          356,598
                                                                      -----------
                                                                        1,405,823
                                                                      -----------
OIL & GAS SERVICES & EQUIPMENT-1.03%
Cal Dive International, Inc.+                             14,500          319,000
Core Laboratories, NV+                                    32,990          396,540
                                                                      -----------
                                                                          715,540
                                                                      -----------
PHARMACEUTICAL-9.49%
Alpharma, Inc.                                            17,600          298,848
Barr Laboratories, Inc.+                                   8,850          562,241
Bradley Pharmaceuticals, Inc.+                             8,400          111,720
Cell Therapeutics, Inc.+                                  42,080          229,715
DOV Pharmaceutical, Inc.+                                 18,500           75,850
Endo Pharmaceuticals Holdings, Inc.+                      61,280          428,960
Galen Holdings, PLC, ADR                                   5,000          139,929
ILEX Oncology, Inc.+                                      16,100          226,849
K-V Pharmaceutical Co.+                                   21,700          585,900
Ligand Pharmaceuticals, Inc.+                             27,800          403,100
Medicis Pharmaceutical Corp.+                             10,200          436,152
Noven Pharmaceutical, Inc.+                               33,600          856,800
Pharmaceutical Product Development, Inc.+                 30,500          803,370
Scios, Inc.+                                              13,700          419,357
SICOR, Inc.+                                              47,750          885,285
SuperGen, Inc.+                                           21,400          155,364
                                                                      -----------
                                                                        6,619,440
                                                                      -----------
PUBLISHING & PRINTING-0.58%
Information Holdings, Inc.+                               16,500          402,600
                                                                      -----------
RETAIL - INTERNET-0.45%
Riverdeep Group, PLC, ADR+                                20,300          315,868
                                                                      -----------
RETAIL STORES-7.63%
Aeropostale, Inc.+                                         2,000           54,740
Christopher & Banks Corp.+                                21,420          906,066
Cost Plus, Inc.+                                          15,760          480,034
Factory 2-U Stores, Inc.+                                 19,630          271,876
Finish Line, Inc., The, Class A+                          24,900          446,208
GameStop Corp.+                                           28,000          587,720
Group 1 Automotive, Inc.+                                  9,490          359,007
Hot Topic, Inc.+                                          20,000          534,200
MSC Industrial Direct Company, Inc.+                      47,680          929,760
Pacific Sunwear of California, Inc.+                      33,750          748,238
                                                                      -----------
                                                                        5,317,849
                                                                      -----------
SECURITY SYSTEMS-1.83%
Armor Holdings, Inc.+                                     50,000        1,275,000
                                                                      -----------
TELECOMMUNICATIONS -
    EQUIPMENT & SERVICES-1.33%
Aware, Inc.+                                               8,400      $    31,920
CellStar Corp.+                                           21,260           68,882
ClearOne Communications, Inc.+                            13,100          192,963
Comtech Telecommunications, Inc.+                         20,900          144,210
Plantronics, Inc.+                                        25,400          482,854
StockerYale, Inc.+                                         4,100            8,606
                                                                      -----------
                                                                          929,435
                                                                      -----------
TELECOMMUNICATIONS -
    INTEGRATED-0.26%
Talk America Holdings, Inc.+                              43,900          181,307
                                                                      -----------
TELECOMMUNICATIONS - WIRELESS-0.49%
Metro One Telecommunications, Inc.+                       24,370          340,205
                                                                      -----------
TEXTILES & APPAREL-5.43%
Cutter & Buck, Inc.+                                      19,200          113,107
Kenneth Cole Productions, Inc.+                           16,660          472,311
Quicksilver, Inc.+                                        50,700        1,257,360
Tarrant Apparel Group+                                    11,600           74,240
Timberland Company, The+                                  33,000        1,182,060
Tropical Sportswear International Corp.+                  31,100          690,109
                                                                      -----------
                                                                        3,789,187
                                                                      -----------
TRAVEL SERVICES-0.45%
Pegasus Solutions, Inc.+                                  17,950          314,125
                                                                      -----------
UTILITIES - ELECTRIC & GAS-0.10%
FuelCell Energy, Inc.+                                     6,600           67,914
                                                                      -----------
WATER TREATMENT-0.10%
Ionics, Inc.+                                              2,900           70,325
                                                                      -----------
TOTAL COMMON STOCK
   (Cost $77,621,489 )                                                 67,328,349
                                                                      -----------
PREFERRED STOCK--0.55 %
OIL & GAS PRODUCERS-0.55%
EXCO Resources, Inc., 5.000%,
due 05/23/03 +                                            24,300          382,725
                                                                      -----------
TOTAL PREFERRED STOCK
   (Cost $510,300)                                                        382,725
                                                                      -----------
TOTAL INVESTMENTS
   (Cost $78,131,789 )                                     97.12%      67,711,074
Other assets, less liabilities                              2.88        2,008,143
                                                         -------      -----------

TOTAL NET ASSETS                                          100.00%     $69,719,217
                                                         =======      ===========

+    Non-income producing security.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               PORTFOLIO MANAGER
                       Wellington Management Company, LLP

                                 JAMES N. MORDY
                        SENIOR VICE PRESIDENT AND PARTNER

                   - Joined Wellington Management in 1985
                   - M.B.A. from the Wharton School of Finance
                     at the University of Pennsylvania
                   - B.A. from Stanford University

                        INVESTMENT OBJECTIVE AND STRATEGY

To achieve long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

                            NET ASSETS AS OF 06/30/02
                                   $30,179,676

     During the first six months of the year, US equity markets continued to fall, and the US equity market appears to be on its way to its third consecutive year of decline, which hasn't happened in sixty years. We attribute these conditions to an unprecedented wave of corporate scandals that have shaken confidence in Corporate America, coupled with still-mixed evidence about the global economic recovery, and the on-going war on terrorism. Value stocks outpaced Growth stocks during the period as the Russell 1000 Value Index (-4.8%) outperformed the Russell 1000 Growth Index (-20.8%) by a wide margin. Since the beginning of the year, the JPVF Mid-Cap Value Portfolio was up 0.2%, compared to a 4.7% advance for its benchmark, the Russell 2500 Value Index for the same time period. Unfortunately, a meaningful decline in one of our largest holdings (ADELPHIA COMMUNICATIONS) offset gains elsewhere.

     During the first half of the year, both the Russell 1000 Value and Growth indices had negative performance, although value stocks continued to outperform growth. Technology continued to be problematic during the period, hurting most growth indexes accordingly. We think stock values have declined to more reasonable levels. The S&P 500, for example, now sells at less than 17 times our 2003 earnings forecast, and a number of recent economic statistics suggest that the economic recovery is on track.

     Beyond this revaluation, the market is suffering from diminished confidence. Investors have yet to hear strong confirmation of a pickup from corporations, and their psyche has been further rocked by a number of high profile corporate bankruptcy and accounting fraud cases. For a market that had yet to digest the Enron debacle, this represented a major blow that affected the communications and cable sectors in particular, due to the highly visible WORLDCOM and ADELPHIA

[SIDENOTE]

[CHART]

Common Stock               99.06%
Cash                        0.94%

              NUMBER OF HOLDINGS
              ------------------
                       74

                                   PERCENT OF
TOP TEN EQUITIES                   PORTFOLIO++
----------------                   -----------
UnionBanCal Corp.                    3.24%
Ambac Financial Group, Inc.          3.20%
Harman International
  Industries, Inc.                   2.83%
Reinsurance Group of
  America, Inc.                      2.76%
Vishay Intertechnology, Inc.         2.68%
Ocean Energy, Inc.                   2.14%
Webster Financial Corp.              2.07%
Republic Services, Inc.              2.03%
Dean Foods Co.                       1.98%
Arrow Electronics, Inc.              1.90%

                                PERCENT OF
TOP TEN INDUSTRIES              PORTFOLIO++
------------------              -----------
Banking                           9.56%
Manufacturing                     9.48%
Insurance                         6.20%
Electronics                       5.40%
Oil & Gas Producers               5.24%
Chemicals                         4.87%
Transportation                    4.28%
Utilities - Electric & Gas        4.16%
Real Estate                       3.35%
Computer Equipment & Services     3.26%

             ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

accounting fraud investigations. Small and mid caps have continued to outperform large caps, partly due to valuation but also due to investors' current disdain for financial complexity.

     The sectors that contributed most positively to our performance relative to the benchmark were (in order) health care, energy, and industrials, mostly due to stock selection. The sectors that hurt our performance the most were consumer discretionary (largely due to ADELPHIA), and technology (due to an overweight vs. the benchmark). From a stock perspective, year-to-date, the five stocks that contributed the most positively to performance were RENT-A-CENTER, OXFORD HEALTH PLANS, CONSTELLATION BRANDS, UNIONBANCAL, and ITT INDUSTRIES; the biggest detractors from performance included ADELPHIA COMMUNICATIONS, SONICBLUE, and ARROW ELECTRONICS.

     Economic conditions continued to improve during the first half of the year as real GDP grew approximately 4.2%; however,the S&P 500 declined -13.2%, representing an unusual disconnect between Main Street and Wall Street.

     The manufacturing sector has continued to pick up pace, posting orders and production gains. Consumer spending remains steady and supported by a deceleration in layoffs, low interest rates and tax benefits. Profits seem to be nearing an inflection point, with second half comparisons much easier. A recovery in capital spending, as would be expected at this earlier point in the cycle, has been absent.

     Despite widespread signs of investor capitulation, the case for equity investing is now very strong. Unit demand is rising sequentially, costs (particularly labor costs) are declining, and the recent decline in the value of the US dollar has positive implications for multinationals' profits. Similarly, US consumers keep on spending, albeit at a more moderate pace versus prior quarters. The current waves of scandals will likely trigger unprecedented regulation that will make US accounting even more transparent than it is already, when compared with international standards. Turmoil in financial markets will probably delay the Fed's first interest rate hike to its late September meeting, and potentially even later than that. Finally, as we move back to Federal budget deficits for the foreseeable future and higher rates to come around in 2004, investors' appetite for bonds will likely shift back into equities.

     Over the past six months, we have increased our overweights in Industrials, Technology, and Energy. We have reduced our holdings in Consumer Discretionary from overweight to underweight. We remain underweight in areas like Utility stocks, where we see much less upside. We continue to be positioned to leverage a recovery. The lessons from the last few quarters have also led us to become significantly more vigilant on corporate governance and disclosure issues, and have given us a lot less tolerance for management behavior that is not fully candid and forthcoming with investors.

            MID-CAP VALUE PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

DATE              MID-CAP VALUE PORTFOLIO           RUSSELL 2500 VALUE INDEX
----              -----------------------           ------------------------
  5/1/2001               10,000                               10,000
 5/31/2001               10,115                               10,242
 6/29/2001               10,108                               10,340
 7/31/2001                9,907                               10,272
 8/31/2001                9,587                               10,184
 9/28/2001                8,164                                9,053
10/31/2001                8,411                                9,247
11/30/2001                9,134                                9,959
12/31/2001                9,923                               10,526
 1/31/2002                9,955                               10,623
 2/28/2002               10,133                               10,755
 3/28/2002               10,690                               11,422
 4/30/2002               10,703                               11,618
 5/31/2002               10,529                               11,427
 6/28/2002                9,945                               11,024

[SIDENOTE]

         AVERAGE ANNUAL TOTAL RETURNS

                   MID-CAP        RUSSELL 2500
                    VALUE         VALUE INDEX
YTD                 0.22%            4.72%
1 YEAR             -1.61%            6.59%
INCEPTION          -0.47%            8.78%

                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2500 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2500 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                              PERIOD FROM
                                                           (UNAUDITED)        MAY 1, 2001
                                                            SIX MONTHS          THROUGH
                                                            ENDED JUNE          DECEMBER
                                                             30, 2002         31, 2001 (A)
                                                           ------------       ------------
Net asset value, beginning of period                       $       9.92       $      10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income
  Net gains and losses on securities
    (both realized and unrealized)                                 0.03              (0.08)
                                                           ------------       ------------

  Total from investment operations                                 0.03              (0.08)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                                           ------------       ------------

Total distributions                                                0.00               0.00

Net asset value, end of period                             $       9.95       $       9.92
                                                           ============       ============

Total Return (B)                                                   0.22%             (0.77%)

Ratios to Average Net Assets: (C)
  Expenses                                                         1.26%              1.28%
  Net investment income                                           (6.00%)             0.04%

Portfolio Turnover Rate                                           32.47%             34.15%

Net Assets, At End of Period                               $ 30,179,676       $ 20,471,181

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--98.10%
COMPANY                                      SHARES    MARKET VALUE
-----------------------------------------------------------------------------
AGRICULTURAL OPERATIONS-1.60%
Bunge, Ltd.                                  22,900    $  483,190
                                                       ----------
AIRLINES-1.54%
Continental Airlines, Inc., Class B+          8,700       137,286
ExpressJet Holdings, Inc.+                   25,200       328,860
                                                       ----------
                                                          466,146
                                                       ----------
AUTOMOTIVE PARTS & EQUIPMENT-0.50%
Compagnie Generale des Etablissements
Michelin, Class B                             3,700       149,937
                                                       ----------
AUTOMOTIVE RENTALS-1.76%
United Rentals, Inc.+                        24,300       529,740
                                                       ----------
BANKING-9.47%
Astoria Financial Corp.                       8,700       278,835
Charter One Financial, Inc.                  13,380       460,004
Hibernia Corp.                               26,800       530,372
UnionBanCal Corp.                            20,700       969,795
Webster Financial Corp.                      16,200       619,488
                                                       ----------
                                                        2,858,494
                                                       ----------
BEVERAGES-1.66%
Constellation Brands, Inc.+                  15,700       502,400
                                                       ----------
BUILDING MATERIALS-0.54%
Lafarge North America, Inc.                   4,600       164,312
                                                       ----------
CHEMICALS-4.83%
Albemarle Corp.                               7,800       240,630
Ashland, Inc.                                 4,500       182,250
Cambrex Corp.                                12,500       501,250
Engelhard Corp.                              18,800       532,416
                                                       ----------
                                                        1,456,546
                                                       ----------
COMPUTER EQUIPMENT & SERVICES-3.22%
Arrow Electronics, Inc.+                     27,400       568,550
SONICblue, Inc.+                             93,600        96,408
Sybase, Inc.+                                29,200       308,060
                                                       ----------
                                                          973,018
                                                       ----------
CONSULTING SERVICES-1.63%
KPMG Consulting, Inc.+                       33,100       491,866
                                                       ----------
ELECTRONIC COMPONENTS-1.78%
Flextronics International, Ltd.+             23,500       167,555
Solectron Corp.+                             60,200       370,230
                                                       ----------
                                                          537,785
                                                       ----------
ELECTRONICS-5.34%
AMETEK, Inc.                                 10,200       379,950
Teradyne, Inc.+                              18,400       432,400
Vishay Intertechnology, Inc.+                36,375       800,250
                                                       ----------
                                                        1,612,600
                                                       ----------
ELECTRONICS - SEMICONDUCTORS-1.79%
Axcelis Technologies, Inc.+                  23,800    $  273,224
Cirrus Logic, Inc.+                          35,500       265,895
                                                       ----------
                                                          539,119
                                                       ----------
ENGINEERING & CONSTRUCTION-1.51%
Granite Construction, Inc.                   18,000       455,400
                                                       ----------
ENTERTAINMENT & LEISURE-3.07%
Argosy Gaming Co.+                           11,400       323,760
Bally Total Fitness Holding Corp.+           21,300       398,523
Six Flags, Inc.+                             14,200       205,190
                                                       ----------
                                                          927,473
                                                       ----------
ENVIRONMENTAL CONTROLS-2.01%
Republic Services, Inc.+                     31,800       606,426
                                                       ----------
FINANCIAL SERVICES-3.17%
Ambac Financial Group, Inc.                  14,200       957,080
                                                       ----------
FOOD PRODUCTS-1.97%
Dean Foods Co.+                              15,900       593,070
                                                       ----------
FOREST PRODUCTS & PAPER-1.28%
Abitibi-Consolidated, Inc., ADR              41,900       386,737
                                                       ----------
HEALTHCARE-2.88%
Health Net, Inc.+                            12,500       334,625
Oxford Health Plans, Inc.+                   11,500       534,290
                                                       ----------
                                                          868,915
                                                       ----------
INSURANCE-6.14%
Ace, Ltd.                                     6,500       205,400
Converium Holding, AG, ADR+                  16,500       424,875
Reinsurance Group of America, Inc.           26,800       825,977
RenaissanceRe Holdings, Ltd.                 10,800       395,280
                                                       ----------
                                                        1,851,532
                                                       ----------
MACHINERY-1.72%
Black & Decker Corp., The                    10,800       520,560
                                                       ----------
MANUFACTURING-9.39%
Callaway Golf Co.                            22,400       354,816
Flowserve Corp.+                             16,500       491,700
Grupo IMSA, SA de CV, ADR                    15,500       192,200
Harman International Industries, Inc.        17,200       847,100
ITT Industries, Inc.                          4,800       338,880
Rockwell Automation, Inc.                     7,100       140,935
Sensient Technologies Corp.                  20,500       466,580
                                                       ----------
                                                        2,832,211
                                                       ----------
MARINE SERVICES-1.72%
IHC Caland, NV                                8,700       520,281
                                                       ----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                                   SHARES      MARKET VALUE
------------------------------------------------------------------------------------
MEDICAL PRODUCTS-1.09%
C. R. Bard, Inc.                                          5,800       $   328,164
                                                                      -----------
MEDICAL SUPPLIES-1.48%
DENTSPLY International, Inc.                              12,100          446,611
                                                                      -----------
OIL & GAS - INTEGRATED-1.51%
Petro-Canada                                              16,100          455,147
                                                                      -----------
OIL & GAS PRODUCERS-5.19%
Devon Energy Corp.                                         6,400          315,392
Noble Corp.+                                              10,500          405,300
Ocean Energy, Inc.                                        29,500          639,265
Unocal Corp.                                               5,600          206,864
                                                                      -----------
                                                                        1,566,821
                                                                      -----------
PACKAGING & CONTAINERS-2.05%
Packaging Corporation of America+                         19,800          393,822
Pactiv Corp.+                                              9,500          225,150
                                                                      -----------
                                                                          618,972
                                                                      -----------
PUBLISHING & PRINTING-0.92%
Reader's Digest Association, Inc., The                    14,800          277,204
                                                                      -----------
REAL ESTATE-3.32%
Liberty Property Trust                                    10,300          360,500
Reckson Associates Realty Corp.                           10,400          258,960
Rouse Co., The                                            11,600          381,988
                                                                      -----------
                                                                        1,001,448
                                                                      -----------
RETAIL STORES-1.65%
Rent-A-Center, Inc.+                                       8,600          498,886
                                                                      -----------
TELECOMMUNICATIONS -
    EQUIPMENT & SERVICES-0.41%
UnitedGlobalCom, Inc.+                                    44,600      $   122,650
                                                                      -----------
TELECOMMUNICATIONS - WIRELINE-0.01%
McLeodUSA, Inc.+                                           5,858            2,460
                                                                      -----------
TRANSPORTATION-4.23%
Canadian National Railway Co.                             10,400          538,720
CNF, Inc.                                                  8,800          334,224
Werner Enterprises, Inc.                                  19,000          404,890
                                                                      -----------
                                                                        1,277,834
                                                                      -----------
UTILITIES - ELECTRIC & GAS-4.12%
FirstEnergy Corp.                                          6,000          200,280
FPL Group, Inc.                                            6,100          365,939
PPL Corp.                                                  7,700          254,716
Progress Energy, Inc.                                      8,100          421,281
                                                                      -----------
                                                                        1,242,216
                                                                      -----------
WHOLESALE DISTRIBUTOR-1.60%
United Stationers, Inc.+                                  15,900          483,360
                                                                      -----------
TOTAL COMMON STOCK
   (Cost $28,965,272 )                                                 29,606,611
                                                                      -----------
TOTAL INVESTMENTS
   (Cost $28,965,272 )                                     98.10%      29,606,611
Other assests, less liabilities                             1.90          573,065
                                                          ------      -----------
TOTAL NET ASSETS                                          100.00%     $30,179,676
                                                          ======      ===========

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                         INTERNATIONAL EQUITY PORTFOLIO

                               PORTFOLIO MANAGER
            Lombard Odier International Portfolio Management Limited

             RONALD ARMIST
           MANAGING DIRECTOR
- Joined Lombard in 1983
- 24 years of investment experience
- B.B.S. from University of Cape Town
- Chartered Accountant

              JEREMY MONK
               DIRECTOR
- Joined Lombard in 1998
- 13 years of investment experience
- M.B.A./D.I.C. from Imperial College
- B.S. from City University Business School

                        INVESTMENT OBJECTIVE AND STRATEGY
To realize long-term capital appreciation by investing substantially all of its total assets in equity securities of companies from outside of the United States.

                            NET ASSETS AS OF 06/30/02
                                   $30,896,347

     The JPVF International Equity Portfolio's investment objective is long-term capital appreciation. This is to be achieved by investing substantially all of its total assets in equity and equity-related securities.

     "Debt, deceit and default" ... correcting the excesses of the 90's ...

     Equity markets remained under pressure throughout much of the period, despite periodic - but increasingly rare - bouts of optimism arising from improving economic fundamentals. The S&P fell almost 14% over the period, MSCI Europe dropped 6% and the EAFE Index declined around 2%, all in US dollar terms. The standout on the upside was Japan, which rose 8%, whereas the key loser was again NASDAQ, which dropped 25%. Nasadaq has now fallen 70% from the early 2000 peak, beating the 62% drop recorded by the Nikkei 225 Index during the first three years of the Japanese bear market. The Nikkei contracted a further 28% over the succeeding ten years, thus proving that bubbles take a long time to unwind.

     A period that started with Enron and finished with WorldCom, with large doses of geopolitical turmoil in the middle, was never going to be a happy one. Markets remain pre-occupied with fears over debt, bankruptcy, corporate accounting and fraud. Earnings visibility remains poor and confidence in both the accuracy and integrity of broker earnings estimates has never been lower.

     From a macroeconomic perspective, we continue to enjoy a relatively benign environment for equities. Interest rates are at historically low levels, inflation is well under control in all markets and economic data points to solid evidence of a recovery in manufacturing output. However, these conditions have existed for some time

[SIDENOTE]

[CHART]

Common Stock     92.09%
Cash              5.31%
Preferred Stock   2.60%

               NUMBER OF HOLDINGS
               ------------------
                      41

                                    PERCENT OF
TOP TEN EQUITIES                   PORTFOLIO++
----------------                   -----------
TotalFinaElf, SA                       6.07%
Royal Bank of Scotland Group, PLC      4.00%
UBS, AG                                3.27%
Aventis, SA (France)                   3.24%
Takeda Chemical Industries, Ltd.       3.11%
Bank of Ireland                        2.90%
Diageo, PLC                            2.87%
Vince, SA                              2.82%
Kookmin Bank, ADR                      2.76%
Canon, Inc.                            2.68%

                          PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO++
-----------------        -----------
France                    20.89%
United Kingdom            20.57%
Japan                     19.92%
Germany                    5.20%
Ireland                    4.88%
Singapore                  3.86%
Switzerland                3.31%
South Korea                3.05%
Italy                      2.76%
Netherlands                2.55%

              ++ Represents market value of investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

without triggering any sustained rally in equities. Basically, the de-bubbling of equities is not yet complete. Inventory re-building has supported a stabilization in output growth, but final demand remains stagnant. Earnings estimates are still too bullish - despite the quarter-by-quarter erosion in published earnings - valuations are not yet compelling. In the meantime, a succession of accounting scandals and earnings disappointments has created an environment of almost universally bearish sentiment. The bottom line is that a structurally lower growth environment probably requires the de-rating of equity as an asset class. This process is ongoing. Valuation support has not yet been established, but much of the work has now been done.

   The transition to a slower global growth environment and the lack of meaningful pricing power for the corporate sector implies lower profit margins and a more demanding attitude to equity valuations. The visibility and sustainability of corporate earnings has thus become crucial for stock selection.

   Key Portfolio changes have therefore involved a marked reduction in the exposure to the IT hardware, software and telecommunications sectors - all of which continue to suffer from declining revenues, an uncertain pricing environment and stretched balance sheets. Even the "best of breed" within these various sectors have struggled to perform against increasing investor skepticism and hostility. Valuations remain stretched in many cases and visibility continues poor.

   We remain underweight in defensives, although the mix has shifted away from pharmaceuticals in favor of consumer staples. Pharmaceuticals have lost many of their defensive attributes as pipeline worries and legal assaults on the patent protection of many key drugs have all contributed to an increasing pattern of uncertainty.

   From a regional perspective, Asia and Japan continue to offer relative stability in an uncertain and frequently hostile world. Japan has comprehensively expunged the excess valuations of the bubble period - especially in the property sector - over a long and painful decade since the Nikkei peaked in January 1990. The banking sector remains a classic case study of how not to do almost anything, but the potential for negative surprises - even on the political front - is pretty limited.

   The domestic Asian growth story remains intact. Balance sheet restructuring following the Asian crisis is pretty much completed and a cash rich middle class offers the potential for strong, internally generated growth. The Asian story is now one of domestic led consumption rather than export dependent growth. So far at least, the economies of Japan and South East Asia have demonstrated an impressive ability to de-couple from corporate governance induced horrors of their larger western competitors.

             INTERNATIONAL EQUITY PORTFOLIO AND THE MSCI EAFE INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

                    INTERNATIONAL
     DATE          EQUITY PORTFOLIO   MSCI EAFE INDEX
     ----          ----------------   ---------------
      1/1/1998        10,000            10,000
     3/31/1998        11,535            11,430
     6/30/1998        11,604            11,510
     9/30/1998        10,103             9,835
    12/31/1998        12,166            11,823
     3/31/1999        12,704            11,945
     6/30/1999        13,091            12,206
     9/30/1999        13,560            12,698
    12/31/1999        16,124            14,810
     3/31/2000        16,383            14,752
     6/30/2000        15,112            14,125
     9/29/2000        13,839            12,946
    12/29/2000        12,304            12,558
     3/30/2001        10,403            10,796
     6/29/2001        10,612            10,615
     9/28/2001         8,296             9,129
    12/31/2001         9,477             9,765
     3/28/2002         9,361             9,815
     6/28/2002         8,881             9,607

[SIDENOTE]

  AVERAGE ANNUAL TOTAL RETURNS

                            MSCI
             INTERNATIONAL  EAFE
                EQUITY      INDEX
YTD             -6.29%     -1.62%
1 YEAR         -16.31%     -9.49%
INCEPTION       -2.61%     -0.89%

                                 INCEPTION DATE
                                JANUARY 1, 1998

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                               (UNAUDITED)
                                               SIX MONTHS        YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED
                                               ENDED JUNE         DECEMBER          DECEMBER          DECEMBER       DECEMBER
                                                30, 2002          31, 2001          31, 2000          31, 1999       31, 1998
Net asset value, beginning of period         $       8.80     $        11.42     $     16.07     $      12.12     $        10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.08              (0.01)           0.02            (0.01)
  Net gains and losses on securities
    (both realized and unrealized)                  (0.64)             (2.61)          (3.55)            3.96               2.16
                                             ------------     --------------     -----------     ------------     --------------

  Total from investment operations                  (0.56)             (2.62)          (3.53)            3.95               2.16

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                                                     (1.12)                              (0.04)
  Distributions in excess of capital gains
  Returns of capital
                                             ------------     --------------     -----------     ------------     --------------

  Total distributions                                0.00               0.00           (1.12)            0.00              (0.04)

Net asset value, end of period               $       8.24     $         8.80     $     11.42     $      16.07     $        12.12
                                             ============     ==============     ===========     ============     ==============

Total Return (A)                                    (6.29%)           (22.98%)        (23.69%)          32.54%             21.66%

Ratios to Average Net Assets:  (B)
  Expenses                                           1.19%              1.17%           1.15%            1.25%              1.55%
  Net investment income                              1.20%              0.20%          (0.08%)          (0.05%)             0.04%

Portfolio Turnover Rate                             68.16%             97.33%         142.62%           71.98%             77.23%

Net Assets, At End of Period                 $ 30,896,347     $   32,172,905     $39,888,260     $ 35,640,381     $   16,576,281

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--92.51%
COMPANY                                 SHARES      MARKET VALUE
-------------------------------------------------------------------
DENMARK-1.99%
Novo Nordisk, AS, Class B+              18,600    $   615,738
                                                   ----------
FRANCE-20.99%
Accor, SA+                              10,200        413,742
Aventis, SA (France)+                   14,200      1,006,272
JC Decaux, SA                           37,600        508,760
Pinault-Printemps-Redoute, SA+           4,300        510,054
Schneider Electric, SA+                 13,400        720,622
Societe Television Francaise+           21,200        567,637
TotalFinaElf, SA+                       11,600      1,883,498
Vince, SA+                              12,900        874,652
                                                  -----------
                                                    6,485,237
                                                  -----------
GERMANY-2.61%
Muenchener Rueckversicherungs -
    Gesellschaft, AG+                    3,410        806,612
                                                  -----------
HONG KONG-1.41%
China Mobile (Hong Kong), Ltd.         146,980        435,304
                                                  -----------
IRELAND-4.90%
Bank of Ireland+                        72,370        901,319
CRH, PLC+                               36,620        613,046
                                                  -----------
                                                    1,514,365
                                                  -----------
ITALY-2.56%
ENI, SPA+                               49,800        791,881
                                                  -----------
JAPAN-19.98%
Canon, Inc.+                            22,000        831,497
Honda Motor Company, Ltd.+              11,000        446,035
Nippon Television Network Corp.+         2,780        620,220
Nomura Holdings, Inc.+                  40,000        587,371
Secom Company, Ltd.+                    16,000        784,941
SEGA Corp.                              27,900        670,404
Shin-Etsu Chemical Company, Ltd.+       15,072        647,617
Takeda Chemical Industries, Ltd.+       22,000        965,491
Yamato Transport Co., Ltd.+             34,000        619,827
                                                  -----------
                                                    6,173,403
                                                  -----------
MEXICO-1.89%
Telefonos de Mexico, SA de CV, ADR+     18,240        585,139
                                                  -----------
NETHERLANDS-2.30%
IHC Caland, NV+                         11,900        711,649
                                                  -----------
POLAND-1.98%
Bank Przemyslowo-Handlowy PBK, SA+      19,136        610,438
                                                  -----------
SINGAPORE-3.83%
Oversea-Chinese Banking Corp., Ltd.+    93,000    $   615,894
Venture Manufacturing Singapore, Ltd.+  71,000        566,650
                                                  -----------
                                                    1,182,544
                                                  -----------
SOUTH KOREA-2.77%
Kookmin Bank, ADR+                      17,398        855,112
                                                  -----------
SWITZERLAND-3.28%
UBS, AG                                 20,157      1,013,810
                                                  -----------
TAIWAN-1.44%
Taiwan Semiconductor Manufacturing
    Company, Ltd., ADR                  34,216        444,802
                                                  -----------
UNITED KINGDOM-20.58%
3i Group, PLC+                          60,550        631,806
Amvescap, PLC+                          56,910        463,695
BT Group, PLC+                         174,392        669,920
Cadbury Schweppes, PLC+                 91,460        685,253
Diageo, PLC+                            68,610        891,093
Next, PLC+                              44,850        637,198
Royal Bank of Scotland Group, PLC+      43,800      1,241,890
Standard Chartered, PLC+                51,670        551,357
WPP Group, PLC+                         69,250        584,825
                                                  -----------
                                                    6,357,037
                                                  -----------
TOTAL COMMON STOCK
 (Cost $29,056,816)                                28,583,071
                                                  -----------
PREFERRED STOCK--2.61%

GERMANY- 2.61%
Porsche, AG+                                          805,926
                                                  -----------
TOTAL PREFERRED STOCK
  (Cost $383,591)                                     805,926
                                                  -----------
TOTAL INVESTMENTS
  (Cost $29,440,407)                     95.12%    29,388,997
Other assests, less liabilities           4.88      1,507,350
                                        ------    -----------

TOTAL NET ASSETS                        100.00%   $30,896,347
                                        ======    ===========

+ Non-income producing security.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               PORTFOLIO MANAGER
                   Dalton, Greiner, Hartman, Maher and Company

                           INVESTMENT OBJECTIVE AND STRATEGY
      To achieve long-term capital appreciation by investing primarily in securities of small-cap companies.

                            NET ASSETS AS OF 06/30/02
                                   $24,918,956

     The first six months were ugly from many perspectives: slowing economic growth, continuing international terrorism, accounting fraud and corporate malfeasance. All these troubles contributed to a truly awful stock market, so broadly negative that there was nowhere to hide. All size and style classifications were negative but smaller and value were generally better places to be.

     For the first six months, the JPVF Small-Cap Value Portfolio under performed the Russell 2000 Value Index. Nearly one third of the underperformance can be attributed to our overweight in technology stocks combined with our underweight in financials. As financials were the best performing group so far this year and technology the worst, this obviously had a negative impact on performance.

     Earlier this year in conjunction with our outlook for an improving economy, we increased our weighting in technology companies, as their valuations appeared attractive on a normalized basis and we believed they would respond favorably to a pick-up in economic activity. Similarly, we saw overvaluation among financial issues, particularly banks. If anything, the last six months have made these relationships more extreme.

     Unfortunately, with the domestic economic recovery tepid in the near-term, we await stronger economic releases for vindication. Interestingly, as a result of the annual change in the Russell 2000 Value Index at the end of June 2002, there was a dramatic increase in the weight of technology stocks in the value index, with a similar decrease in financial stocks, in line with our relative value assessment. Small cap value managers who ignore technology companies will most likely struggle once this group recovers.

     The other source of underperformance has nothing to do with a conscious decision

[SIDENOTE]

[CHART]

Common Stock       95.87%
Cash                4.13%

             NUMBER OF HOLDINGS
             ------------------
                    73

                                PERCENT OF
TOP TEN EQUITIES                PORTFOLIO++
----------------               ------------
Dress Barn, Inc., The              2.58%
Colonial Bancgroup, Inc., The      2.36%
Payless ShoeSource, Inc.           2.19%
Ametek, Inc.                       2.15%
Georgia Gulf Corp.                 2.07%
Arch Chemicals, Inc.               2.00%
Clarcor, Inc.                      1.93%
Fulton Financial Corp.             1.92%
Houston Exploration Co., The       1.88%
Pride International, Inc.          1.82%

                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------      ------------
Banking                    9.77%
Retail Stores              7.39%
Electronics                6.97%
Real Estate                6.21%
Chemicals                  5.85%
Electronic Components      3.84%
Manufacturing              3.69%
Transportation             3.23%
Insurance                  3.20%
Oil & Gas Producers        3.00%

              ++ Represents market value of investments plus cash.

THE PORTFOLIO INVESTS IN STOCKS OF SMALL AND MEDIUM SIZE COMPANIES AND MAY BE MORE VOLATILE THAN STOCKS OF LARGER, MORE STABLE COMPANIES.

on our part, but rather our definition of value, which includes a significant quality hurdle. As you know, we like to buy high quality companies at attractive prices. What investors have found attractive so far in 2002 have been companies with high debt levels and very low valuations in generally mediocre businesses, in short, "deep value" companies. For example, if we look at the Russell 2000 Value Index, companies with at least 25% net debt on their balance sheets were up 7.0% year to date while companies with net cash on their balance sheets were actually down nearly 9.0%. This phenomenon often happens at the beginning of an economic recovery but usually doesn't last long. In the long run, quality wins out.

   In summary, we looked at our investment process and found nothing wrong. We continue to do what we've always done. Frankly, it would be easier if something were broken so we could attempt to fix it. For what its worth, the six years after 1995 resulted in significant out performance, a subject we look forward to writing about soon.

   There are several factors we will be monitoring over the next few months in the hope of a brighter market outlook. Investor psychology is so poor that it is hard to imagine it deteriorating further. But we also have trouble envisioning any event triggering an improvement. The best bet might be some positive surprises on the earnings front. Corporate costs remain well controlled so we might be due for some upward profit revisions. Improved corporate cash flow combined with a bit more optimism usually leads to increased capital spending. A jump in capex expectations would definitely fuel the market and help the cyclicals in the Portfolio.

   Lastly, a comment on the sleaze factor that pervades today's business headlines. So far, most small cap companies have not been involved or impacted by these scandals. However, these companies typically have their own governance issues that will now come under more scrutiny. Many small caps have inside boards, nepotism, intra-company transactions and unusual pay schemes that are not often found at larger companies (except Adelphia which was run like a small, family company despite having $3 billion in revenues). We will intensify the focus of our analytical efforts to ensure that all of our investments pass the smell test.

           SMALL-CAP VALUE PORTFOLIO AND THE RUSSELL 2000 VALUE INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

                SMALL-CAP
   DATE      VALUE PORTFOLIO       RUSSELL 2000 VALUE INDEX
 05/01/01         10,000                   10,000
 05/31/01         10,300                   10,159
 06/29/01         10,759                   10,568
 07/31/01         10,848                   10,331
 08/31/01         10,740                   10,295
 09/28/01          9,606                    9,158
 10/31/01         10,040                    9,397
 11/30/01         10,465                   10,073
 12/31/01         11,137                   10,689
 01/31/02         11,017                   10,832
 02/28/02         11,170                   10,898
 03/28/02         11,927                   11,714
 04/30/02         12,017                   12,126
 05/31/02         11,713                   11,725
 06/28/02         11,063                   11,466

[SIDENOTE]

    AVERAGE ANNUAL TOTAL RETURNS

                           RUSSELL
                            2000
               SMALL-CAP    VALUE
                 VALUE      INDEX
YTD             -0.67%      7.26%
1 YEAR           2.82%      8.50%
INCEPTION        9.11%     12.53%

                                 INCEPTION DATE
                                  MAY 1, 2001

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2000 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                    PERIOD FROM
                                                      (UNAUDITED)   MAY 1, 2001
                                                      SIX MONTHS      THROUGH
                                                      ENDED JUNE     DECEMBER
                                                       30, 2002    31, 2001 (A)
Net asset value, beginning of period               $     11.07     $     10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                     (0.02)
 Net gains and losses on securities
   (both realized and unrealized)                        (0.05)           1.14
                                                   -----------     -----------
   Total from investment operations                      (0.07)           1.14

LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income
 Dividends in excess of net
   investment income
 Distributions from capital gains                        (0.05)          (0.07)
 Distributions in excess of capital gains
 Returns of capital
                                                   -----------     -----------

Total distributions                                      (0.05)          (0.07)

Net asset value, end of period                     $     10.95     $     11.07
                                                   ===========     ===========
Total Return (B)                                         (0.67%)         11.37%

Ratios to Average Net Assets: (C)
 Expenses                                                 1.44%           1.52%
 Net investment income                                   (0.39%)         (0.17%)

Portfolio Turnover Rate                                  36.50%          34.84%

Net Assets, At End of Period                       $24,918,956     $17,943,875

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

                        Seenotes to financial statements.

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--97.12%
COMPANY                                 SHARES     MARKET VALUE
---------------------------------------------------------------
ADVERTISING-1.43%
R.H. Donnelley Corp.+                   12,700    $   355,219
                                                  -----------
AUTOMOTIVE PARTS & EQUIPMENT-2.95%
BorgWarner, Inc.                         4,300        248,368
CLARCOR, Inc.                           15,400        487,410
                                                  -----------
                                                      735,778
                                                  -----------
BANKING-9.89%
Chittenden Corp.                         4,900        142,002
Colonial BancGroup, Inc., The           39,700        595,499
Commerce Bancshares, Inc.                6,885        304,592
Cullen/Frost Bankers, Inc.               9,500        340,955
Fulton Financial Corp.                  25,644        485,441
Local Financial Corp.+                  13,400        218,554
Webster Financial Corp.                  9,900        378,576
                                                  -----------
                                                    2,465,619
                                                  -----------
BROADCASTING-1.10%
Mediacom Communications Corp.+          35,200        274,208
                                                  -----------
BUILDING MATERIALS-2.96%
NCI Building Systems, Inc.+             18,000        320,400
Simpson Manufacturing Company, Inc.+     7,300        417,049
                                                  -----------
                                                      737,449
                                                  -----------
CHEMICALS-5.93%
Arch Chemicals, Inc.                    20,700        505,701
Georgia Gulf Corp.                      19,800        523,512
H.B. Fuller Co.                         15,300        448,137
                                                  -----------
                                                    1,477,350
                                                  -----------
COMMERCIAL SERVICES-2.00%
Central Parking Corp.                    9,300        213,342
Plexus Corp.+                           15,700        284,170
                                                  -----------
                                                      497,512
                                                  -----------
COSMETICS & PERSONAL CARE-0.89%
Steiner Leisure, Ltd., ADR+             15,300        221,850
                                                  -----------
EDUCATIONAL SERVICES-1.36%
Learning Tree International, Inc.+      18,292        339,134
                                                  -----------
ELECTRONIC COMPONENTS-3.89%
Advanced Energy Industries, Inc.+       14,400        319,392
Technitrol, Inc.                        17,500        407,750
TTM Technologies, Inc.+                 46,100        241,564
                                                  -----------
                                                      968,706
                                                  -----------
ELECTRONICS-7.07%
Actel Corp.+                            20,400        428,808
AMETEK, Inc.                            14,600        543,850
Artesyn Technologies, Inc.+             26,800        173,691
Electro Scientific Industries, Inc.+    15,100        366,930
Littelfuse, Inc.+                       10,700        247,491
                                                  -----------
                                                    1,760,770
                                                  -----------
ELECTRONICS - SEMICONDUCTORS-1.14%
Pericom Semiconductor Corp.+            24,600        285,114
                                                  -----------
FINANCIAL SERVICES-1.89%
Jefferies Group, Inc.                    6,600    $   280,104
Raymond James Financial, Inc.            6,600        190,080
                                                  -----------
                                                      470,184
                                                  -----------
FOOD PRODUCTS-1.30%
Flowers Foods, Inc.+                    12,550        324,418
                                                  -----------
FOOD SERVICE & RESTAURANTS-1.31%
Landry's Restaurants, Inc.              12,800        326,528
                                                  -----------
FOREST PRODUCTS & PAPER-1.23%
Wausau-Mosinee Paper Corp.              25,500        307,275
                                                  -----------
HEALTHCARE-2.93%
Orthodontic Centers of America, Inc.+   17,300        396,862
Renal Care Group, Inc.+                 10,700        333,305
                                                  -----------
                                                      730,167
                                                  -----------
HOME FURNISHINGS-1.01%
Oneida, Ltd.                            13,100        250,865
                                                  -----------
INSURANCE-3.24%
Delphi Financial Group, Inc.            10,500        454,125
Reinsurance Group of America, Inc.      11,450        352,889
                                                  -----------
                                                      807,014
                                                  -----------
MACHINERY-2.58%
Briggs & Stratton Corp.                  9,300        359,352
IDEX Corp.                               8,500        284,750
                                                  -----------
                                                      644,102
                                                  -----------
MANUFACTURING-3.74%
Brady Corp.                              3,300        113,751
Matthews International Corp.             7,100        165,785
Therma-Wave, Inc.+                      28,900        329,171
Wabtec, Inc.                            23,400        322,218
                                                  -----------
                                                      930,925
                                                  -----------
MEDICAL PRODUCTS-2.96%
Arrow International, Inc.                8,859        345,944
Orthofix International, NV+              2,500         87,875
West Pharmaceutical Services, Inc.       9,500        304,855
                                                  -----------
                                                      738,674
                                                  -----------
MEDICAL SUPPLIES-1.26%
Sybron Dental Specialties, Inc.+        17,000        314,500
                                                  -----------
MOTOR VEHICLE MANUFACTURING-1.98%
Arctic Cat, Inc.                        23,200        403,425
Coachmen Industries, Inc.                6,200         89,280
                                                  -----------
                                                      492,705
                                                  -----------
OFFICE EQUIPMENT-1.53%
Herman Miller, Inc.                     18,800        381,640
                                                  -----------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                 SHARES   MARKET VALUE
--------------------------------------------------------------
OIL & GAS PRODUCERS-3.04%
Cabot Oil & Gas Corp.                   12,400    $   283,340
Houston Exploration Co., The+           15,900        474,615
                                                  -----------
                                                      757,955
                                                  -----------
OIL & GAS SERVICES & EQUIPMENT-1.85%
Pride International, Inc.+              29,400        460,404
                                                  -----------
PHARMACEUTICAL-1.64%
Omnicare, Inc.                          15,600        409,656
                                                  -----------
PUBLISHING & PRINTING-2.57%
Banta Corp.                             10,700        384,130
Hollinger International, Inc.           20,700        256,887
                                                  -----------
                                                      641,017
                                                  -----------
REAL ESTATE-6.29%
BRE Properties, Inc.                     8,700        270,657
Kilroy Realty Corp.                      9,900        264,825
LNR Property Corp.                      11,400        393,300
Macerich Co., The                       10,400        322,400
Mack-Cali Realty Corp.                   9,000        316,350
                                                  -----------
                                                    1,567,532
                                                  -----------
RETAIL STORES-7.48%
Claire's Stores, Inc.                   13,900        318,310
Dress Barn, Inc., The+                  42,100        651,287
Pathmark Stores, Inc.+                  18,200        342,342
Payless ShoeSource, Inc.+                9,600        553,440
                                                  -----------
                                                    1,865,379
                                                  -----------
TELECOMMUNICATIONS -
  EQUIPMENT & SERVICES-0.85%
Plantronics, Inc.+                      11,100    $   211,011
                                                  -----------
TEXTILES & APPAREL-1.14%
Timberland Company, The+                 7,900        282,978
                                                  -----------
TRANSPORTATION-3.27%
Heartland Express, Inc.+                 6,853        163,992
USFreightways Corp.                      9,900        374,913
Yellow Corp.+                            8,500        275,400
                                                  -----------
                                                      814,305
                                                  -----------
UTILITIES -ELECTRIC & GAS-1.42%
El Paso Electric Co.+                   25,600        354,560
                                                  -----------
TOTAL COMMON STOCK
  (Cost $24,472,918)                               24,202,503
                                                  -----------
TOTAL INVESTMENTS
  (Cost $24,472,918)                     97.12%    24,202,503
Other assests, less liabilities           2.88        716,453
                                        ------    -----------
TOTAL NET ASSETS                        100.00%   $24,918,956
                                        ======    ===========

+ Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

                            S&P 500 INDEX PORTFOLIO

                               PORTFOLIO MANAGER
                          Barclays Global Fund Advisors

                        INVESTMENT OBJECTIVE AND STRATEGY
     To approximate, before fees and expenses, the total rate of return of common stocks represented by the S&P 500 Index.

                            NET ASSETS AS OF 06/30/02
                                  $175,738,570

     The JPVF S&P 500 Index Portfolio seeks to track the S&P 500 Index. For the six months ended June 30, 2002, the S&P 500 Index declined 13.16%.

   Hints of an improving economy emerged in the first few months of 2002. Fourth quarter 2001 GDP growth, originally estimated at -1.1%, was revised upward in February to 0.2%, and again in March to a robust 1.7%. Also helping to buoy markets and encourage investors, the unemployment rate declined, durable goods orders rose, and, in March, consumer confidence jumped a surprising 15%.

   However, the optimism was to be short-lived. By April, equity markets began to slump as weak economic indicators and negative news from Corporate America clouded the outlook for recovery. Despite a robust first quarter GDP growth rate of 6.1%, second quarter growth was expected to be much slower. The labor market remained soft, consumer spending appeared to have peaked, and the U.S. dollar continued to weaken. A new wave of

[SIDENOTE]

[CHART]

Common Stock    96.48%
Index Futures    3.52%

NUMBER OF HOLDINGS
       502

                                  PERCENT OF
TOP TEN EQUITIES                  PORTFOLIO++
----------------                  -----------
Microsoft Corp.                       3.11%
General Electric Co.                  3.06%
Exxon Mobil Corp.                     2.95%
Wal-Mart Stores, Inc.                 2.60%
Pfizer, Inc.                          2.33%
Citigroup, Inc.                       2.12%
American Int'l. Group, Inc.           1.89%
Johnson & Johnson                     1.68%
Coca-Cola Co., The                    1.48%
Int'l. Business Machines Corp.        1.31%

                               PERCENT OF
TOP TEN INDUSTRIES            PORTFOLIO++
------------------            -----------
Banking                           8.28%
Retail Stores                     7.54%
Pharmaceutical                    6.86%
Oil & Gas - Integrated            5.99%
Financial Services                5.23%
Insurance                         4.27%
Computer Software                 4.27%
Computer Equipment& Services      3.89%
Medical Products                  3.27%
Beverages                         3.12%

             ++ Represents market value of investments plus cash.

"S&P 500(R)" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY JEFFERSON PILOT VARIABLE CORPORATION. ENSEMBLE, ALLEGIANCE, PILOT, AND ALPHA PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF PURCHASING ANY OF THESE PRODUCTS.

profit warnings was compounded by investor skepticism about accounting methods and corporate leadership after investigations of WorldCom and Tyco followed earlier investigations of Enron and Merrill Lynch. In response to the slower economic outlook, the Federal Reserve Board did not raise rates during the period.

   The market decline was felt most severely among telecommunications services (4.06% of the S&P 500 Index as of June 30, 2002) and information technology (13.93% of the Index as of June 30, 2002) stocks, which declined 35.27% and 31.46%, respectively. Healthcare stocks (13.72% of the Index as of June 30, 2002) lost 16.73%, and industrials (11.02% of the Index as of June 30, 2002) fell 15.35%. Utilities stocks (3.09%), dragged down in the aftermath of the Enron collapse, fell 14.12%. On the positive side, the best performing group was materials (3.22% of the index as of June 30, 2002), which gained 8.66%. Consumer staples (9.90% of the Index as of June 30, 2002) and energy (7.58% of the Index) returned 5.68% and 4.23%, respectively.

   In terms of individual declines, IBM (1.36% of the Index as of June 30, 2002) suffered the biggest declines, falling 40.29% for the six months ending June 30. General Electric (3.18% of the Index as of June 30) fell 26.74%, and Citigroup (2.19% of the Index) lost 22.67%. Microsoft, the Index's largest holding at 3.26% of the Index, declined 17.43%. Coca Cola (1.53% of the Index as of June
30) bucked the performance trend, gaining a healthy 19.70%, while Exxon Mobil Corporation (3.05% of the Index) returned 5.36%.


                  S&P 500 INDEX PORTFOLIO AND THE S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

           DATE      S&P 500 INDEX PORTFOLIO    S&P 500 INDEX
           ----      -----------------------    -------------
         5/1/2000             10,000               10,000
        6/30/2000             10,029               10,037
        9/29/2000              9,926                9,939
       12/29/2000              9,145                9,162
        3/30/2001              8,053                8,076
        6/29/2001              8,518                8,548
        9/28/2001              7,261                7,293
       12/31/2001              8,031                8,073
        3/28/2002              8,046                8,095
        6/28/2002              6,960                7,011

[SIDENOTE]

    AVERAGE ANNUAL TOTAL RETURNS

                S&P 500
                 INDEX     S&P 500
               PORTFOLIO    INDEX
YTD            -13.34%    -13.16%
1 YEAR         -18.29%    -17.99%
INCEPTION      -15.45%    -15.17%

                                 INCEPTION DATE
                                  MAY 1, 2000

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.#Jefferson Pilot Variable Fund, Inc.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                           PERIOD FROM
                                                   (UNAUDITED)                             MAY 1, 2000
                                                   SIX MONTHS           YEAR ENDED           THROUGH
                                                   ENDED JUNE            DECEMBER           DECEMBER
                                                    30, 2002             31, 2001         31, 2000 (A)
  Net asset value, beginning of period         $          7.97     $          9.14     $         10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.04                0.08                0.06
  Net gains and losses on securities
    (both realized and unrealized)                       (1.09)              (1.19)              (0.92)
                                               ---------------     ---------------     ---------------

  Total from investment operations                       (1.05)              (1.11)              (0.86)

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                   (0.08)              (0.06)
  Dividends in excess of net
    investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                               ---------------     ---------------     ---------------

  Total distributions                                    (0.08)              (0.06)               0.00

Net asset value, end of period                 $          6.84     $          7.97     $          9.14
                                               ===============     ===============     ===============

Total Return (B)                                        (13.34%)            (12.18%)             (8.55%)

Ratios to Average Net Assets: (C)
  Expenses before reimbursement                           0.35%               0.35%               0.33%
  Expenses after reimbursement                            0.28%               0.28%               0.28%

  Net investment income before reimbursement              1.07%               1.03%               0.98%
  Net investment income after reimbursement               1.14%               1.09%               1.03%

Portfolio Turnover Rate                                   0.39%               1.59%               5.26%

Net Assets, At End of Period                   $   175,738,570     $   189,046,310     $   175,931,207

(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

                       See notes to financial statements.

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--96.39%
COMPANY                                          SHARES      MARKET VALUE
--------------------------------------------------------------------------------
ADVERTISING-0.22%
Interpublic Group of Companies, Inc., The        7,026     $    173,964
Omnicom Group, Inc.                              3,475          159,155
TMP Worldwide, Inc.+                             2,085           44,828
                                                           ------------
                                                                377,947
                                                           ------------
AEROSPACE & DEFENSE-2.00%
Boeing Co., The                                 15,599          701,955
General Dynamics Corp.                           3,753          399,132
Goodrich Corp.                                   1,907           52,099
Honeywell International, Inc.                   15,189          535,108
Lockheed Martin Corp.                            8,367          581,507
Northrop Grumman Corp.                           2,036          254,500
Raytheon Co.                                     7,378          300,654
Rockwell Collins, Inc.                           3,447           94,517
United Technologies Corp.                        8,818          598,742
                                                           ------------
                                                              3,518,214
                                                           ------------
AGRICULTURAL OPERATIONS-0.09%
Archer-Daniels-Midland Co.                      12,366          158,161
                                                           ------------
AIRLINES-0.19%
AMR Corp.+                                       2,916           49,164
Delta Air Lines, Inc.                            2,278           45,560
Southwest Airlines Co.                          14,238          230,086
                                                           ------------
                                                                324,810
                                                           ------------
APPLIANCES-0.08%
Maytag Corp.+                                    1,470           62,696
Whirlpool Corp.+                                 1,275           83,334
                                                           ------------
                                                                146,030
                                                           ------------
AUTOMOTIVE PARTS & EQUIPMENT-0.40%
Cooper Tire & Rubber Co.                         1,316           27,044
Cummins, Inc.                                      739           24,461
Dana Corp.                                       2,757           50,426
Delphi Corp.                                    10,489          138,455
Genuine Parts Co.                                3,245          113,153
Goodyear Tire & Rubber Co., The                  2,993           55,999
Johnson Controls, Inc.                           1,630          133,024
TRW, Inc.                                        2,306          130,981
Visteon Corp.                                    2,430           34,506
                                                           ------------
                                                                708,049
                                                           ------------
AUTOMOTIVE RENTALS-0.02%
Ryder System, Inc.                               1,165           31,560
                                                           ------------
BANKING-8.74%
AmSouth Bancorporation                           6,838          153,034
Bank of America Corp.                           28,808        2,026,931
Bank of New York Company, Inc., The             13,693          462,139
Bank One Corp.                                  21,780          838,094
Charter One Financial, Inc.                      4,239          145,737
Citigroup, Inc.                                 95,937        3,717,559
Comerica, Inc.                                   3,340          205,076
Fifth Third Bancorp                             10,967          730,951
First Tennessee National Corp.                   2,361           90,426
FleetBoston Financial Corp.                     19,524          631,601
Golden West Financial Corp.                      2,906     $    199,875
Huntington Bancshares, Inc.                      4,700           91,274
J.P. Morgan Chase & Co.                         37,060        1,257,075
KeyCorp                                          7,936          216,653
Northern Trust Corp.                             4,128          181,880
Southtrust Corp.                                 6,475          169,127
State Street Corp.                               6,051          270,480
SunTrust Banks, Inc.                             5,356          362,708
U.S. Bancorp                                    35,759          834,973
Union Planters Corp.                             3,787          122,585
Wachovia Corp.                                  25,464          972,216
Wells Fargo & Co.                               31,881        1,595,963
Zions Bancorporation                             1,730           90,133
                                                           ------------
                                                             15,366,490
                                                           ------------
BEVERAGES-3.12%
Adolph Coors Co., Class B                          650           40,495
Anheuser-Busch Companies, Inc.                  16,446          822,300
Brown-Forman Corp., Class B                      1,308           90,304
Coca-Cola Co., The                              46,324        2,594,144
Coca-Cola Enterprises, Inc.                      8,331          183,948
Pepsi Bottling Group, Inc., The                  5,275          162,470
PepsiCo, Inc.                                   32,940        1,587,708
                                                           ------------
                                                              5,481,369
                                                           ------------
BROADCASTING-0.52%
Clear Channel Communications, Inc.+             11,374          364,195
Comcast Corp.+                                  17,592          412,181
Univision Communications, Inc.+                  4,268          134,015
                                                           ------------
                                                                910,391
                                                           ------------
BUILDING CONSTRUCTION-0.10%
Centex Corp.+                                    1,142           65,996
KB Home                                            961           49,501
Pulte Homes, Inc.                                1,138           65,412
                                                           ------------
                                                                180,909
                                                           ------------
BUILDING MATERIALS-0.12%
American Standard Companies, Inc.+               1,338          100,484
Louisiana-Pacific Corp.+                         1,893           20,028
Vulcan Materials Co.                             1,879           81,887
                                                           ------------
                                                                202,399
                                                           ------------
CHEMICALS-1.46%
Air Products & Chemicals, Inc.                   4,243          214,144
Ashland, Inc.                                    1,253           50,747
Dow Chemical Co., The                           16,854          579,441
E.I. du Pont de Nemours and Co.                 18,718          831,079
Eastman Chemical Co.                             1,467           68,802
Ecolab, Inc.                                     2,349          108,594
Engelhard Corp.                                  2,405           68,110
Great Lakes Chemical Corp.                         890           23,630
Hercules, Inc.+                                  1,978           23,578
PPG Industries, Inc.                             3,168          196,099
Praxair, Inc.                                    3,018          171,935
Rohm and Haas Co.                                4,090          165,604
Sigma-Aldrich Corp.                              1,338           67,101
                                                           ------------
                                                              2,568,864
                                                           ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES      MARKET VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-0.74%
Cendant Corp.+                                  19,454     $    308,930
Cintas Corp.                                     3,180          157,092
Concord EFS, Inc.+                               9,470          285,426
Convergys Corp.+                                 3,203           62,394
McDermott International, Inc.+                   1,147            9,291
Moody's Corp.                                    2,885          143,529
Paychex, Inc.                                    6,997          218,936
Quintiles Transnational Corp.+                   2,262           28,252
W.W. Grainger, Inc.                              1,783           89,328
                                                           ------------
                                                              1,303,178
                                                           ------------
COMPUTER EQUIPMENT & SERVICES-3.89%
Apple Computer, Inc.+                            6,540          115,889
Automatic Data Processing, Inc.                 11,519          501,652
Computer Sciences Corp.+                         3,186          152,291
Comverse Technology, Inc.+                       3,443           31,882
Dell Computer Corp.+                            48,737        1,273,985
Electronic Data Systems Corp.                    8,974          333,384
EMC Corp.+                                      41,377          312,396
First Data Corp.                                14,236          536,128
Fiserv, Inc.+                                    3,492          128,191
Gateway, Inc.+                                   6,037           26,804
Hewlett-Packard Co.                             56,281          859,974
International Business Machines Corp.           31,984        2,302,848
Lexmark International, Inc.+                     2,471          134,422
NVIDIA Corp.+                                    2,664           45,768
Palm, Inc.+                                     10,622           18,695
Parametric Technology Corp.+                     4,910           17,573
Symbol Technologies, Inc.                        4,297           36,525
                                                           ------------
                                                              6,828,407
                                                           ------------
COMPUTER INFORMATION & TECHNOLOGY-0.25%
Autodesk, Inc.                                   2,094           27,746
NCR Corp.+                                       1,811           63,113
Sun Microsystems, Inc.+                         60,514          303,175
Unisys Corp.+                                    5,940           53,460
                                                           ------------
                                                                447,494
                                                           ------------
COMPUTER NETWORK-1.14%
Cisco Systems, Inc.+                           136,865        1,909,267
Network Appliance, Inc.+                         6,197           76,905
Novell, Inc.+                                    6,760           21,700
                                                           ------------
                                                              2,007,872
                                                           ------------
COMPUTER SOFTWARE-4.26%
Adobe Systems, Inc.                              4,424          126,084
BMC Software, Inc.+                              4,512           74,899
Citrix Systems, Inc.+                            3,480           21,019
Computer Associates International, Inc.         10,708          170,150
Compuware Corp.+                                 6,988           42,417
Intuit, Inc.+                                    3,986          198,184
Mercury Interactive Corp.+                       1,560           35,818
Microsoft Corp.+                               100,951        5,463,468
Oracle Corp.+                                  102,733          972,882
PeopleSoft, Inc.+                                5,688           84,637
Rational Software Corp.+                         3,665           30,090
Siebel Systems, Inc.+                            8,598          122,264
VERITAS Software Corp.+                          7,524          148,900
                                                           ------------
                                                              7,490,812
                                                           ------------
COSMETICS & PERSONAL CARE-1.21%
Alberto-Culver Co., Class B                      1,101     $     52,628
Avon Products, Inc.                              4,399          229,804
Colgate-Palmolive Co.                           10,312          516,116
Gillette Co., The                               19,722          667,984
International Flavors & Fragrances, Inc.         1,804           58,612
Kimberly-Clark Corp.                             9,797          607,414
                                                           ------------
                                                              2,132,558
                                                           ------------
DIVERSIFIED OPERATIONS-3.06%
General Electric Co.                           185,249        5,381,471
                                                           ------------
EDUCATIONAL SERVICES-0.07%
Apollo Group, Inc.+                              3,219          126,861
                                                           ------------
ELECTRICAL EQUIPMENT-0.31%
American Power Conversion Corp.+                 3,670           46,352
Emerson Electric Co.                             7,871          421,177
PerkinElmer, Inc.                                2,257           24,940
Thermo Electron Corp.+                           3,290           54,285
                                                           ------------
                                                                546,754
                                                           ------------
ELECTRONIC COMPONENTS-0.46%
Jabil Circuit, Inc.+                             3,675           77,579
Linear Technology Corp.                          5,912          185,814
Maxim Integrated Products, Inc.+                 6,102          233,890
Sanmina-SCI Corp.+                               9,758           61,573
Solectron Corp.+                                15,271           93,917
Thomas & Betts Corp.                             1,036           19,270
Xilinx, Inc.+                                    6,258          140,367
                                                           ------------
                                                                812,410
                                                           ------------
ELECTRONICS-0.24%
Agilent Technologies, Inc.+                      8,592          205,177
Molex, Inc.                                      3,657          122,619
Teradyne, Inc.+                                  3,399           79,877
                                                           ------------
                                                                407,673
                                                           ------------
ELECTRONICS - SEMICONDUCTORS-3.05%
Advanced Micro Devices, Inc.+                    6,347           61,693
Altera Corp.+                                    7,234           98,382
Analog Devices, Inc.+                            6,775          201,218
Applied Materials, Inc.+                        30,520          580,490
Applied Micro Circuits Corp.+                    5,592           26,450
Intel Corp.                                    125,171        2,286,874
KLA-Tencor Corp.+                                3,474          152,821
LSI Logic Corp.+                                 6,844           59,885
Micron Technology, Inc.+                        11,222          226,909
Motorola, Inc.                                  42,094          606,995
National Semiconductor Corp.+                    3,283           95,765
Novellus Systems, Inc.+                          2,717           92,378
PMC-Sierra, Inc.+                                3,103           28,765
QLogic Corp.+                                    1,722           65,608
Texas Instruments, Inc.                         32,353          766,766
Vitesse Semiconductor Corp.+                     3,534           11,167
                                                           ------------
                                                              5,362,166
                                                           ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES      MARKET VALUE
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION-0.03%
Fluor Corp.                                      1,499     $     58,386
                                                           ------------
ENTERTAINMENT & LEISURE-0.71%
Brunswick Corp.                                  1,673           46,844
Carnival Corp.                                  10,945          303,067
Harrah's Entertainment, Inc.+                    2,076           92,071
International Game Technology+                   1,647           93,385
Walt Disney Co., The                            38,000          718,200
                                                           ------------
                                                              1,253,567
                                                           ------------
ENVIRONMENTAL CONTROLS-0.23%
Allied Waste Industries, Inc.+                   3,707           35,995
Waste Management, Inc.                          11,748          306,035
Waters Corp.+                                    2,406           64,240
                                                           ------------
                                                                406,270
                                                           ------------
FINANCIAL SERVICES-4.75%
Ambac Financial Group, Inc.                      1,954          131,700
American Express Co.                            24,867          903,169
BB&T Corp.                                       8,841          341,263
Bear Stearns Companies, Inc., The                1,859          113,492
Capital One Financial Corp.                      4,083          249,267
Charles Schwab Corp., The                       25,484          285,421
Countrywide Credit Industries, Inc.              2,291          110,541
Deluxe Corp.                                     1,243           48,340
Equifax, Inc.                                    2,705           73,035
Franklin Resources, Inc.                         4,876          207,913
H&R Block, Inc.                                  3,419          157,787
Household International, Inc.                    8,495          422,202
John Hancock Financial Services, Inc.            5,530          194,656
Lehman Brothers Holdings, Inc.                   4,552          284,591
Marshall & Ilsley Corp.                          3,968          120,707
MBIA, Inc.                                       2,816          159,188
MBNA Corp.                                      15,846          524,027
Mellon Financial Corp.                           8,524          267,909
Merrill Lynch & Company, Inc.                   15,927          645,044
MGIC Investment Corp.                            1,981          134,312
Morgan Stanley                                  20,548          885,208
National City Corp.                             11,312          376,124
PNC Financial Services Group                     5,403          282,469
Providian Financial Corp.                        5,340           31,399
Regions Financial Corp.                          4,217          148,228
SLM Corp.                                        2,881          279,169
Stilwell Financial, Inc.                         4,172           75,930
Synovus Financial Corp.                          5,424          149,268
T. Rowe Price Group, Inc.                        2,271           74,670
Washington Mutual, Inc.                         18,080          670,949
                                                           ------------
                                                              8,347,978
                                                           ------------
FOOD PRODUCTS-1.03%
Campbell Soup Co.                                7,606          210,382
General Mills, Inc.                              6,804          299,920
H.J. Heinz Co.                                   6,563          269,739
Hershey Foods Corp.                              2,504          157,401
Kellogg Co.                                      7,600          272,536
Sara Lee Corp.                                  14,614          301,633
SUPERVALU, Inc.                                  2,438     $     59,804
Wm. Wrigley Jr. Co.                              4,203          232,636
                                                           ------------
                                                              1,804,051
                                                           ------------
FOOD SERVICE & RESTAURANTS-0.92%
ConAgra Foods, Inc.                              9,997          276,417
Darden Restaurants, Inc.                         3,318           81,955
McDonald's Corp.                                23,939          681,065
Sysco Corp.                                     12,478          339,651
Wendy's International, Inc.                      2,100           83,643
Yum!  Brands, Inc.+                              5,406          158,126
                                                           ------------
                                                              1,620,857
                                                           ------------
FOREST PRODUCTS & PAPER-0.62%
Boise Cascade Corp.                              1,094           37,776
Georgia-Pacific Group                            4,310          105,940
International Paper Co.                          9,021          393,135
MeadWestvaco Corp.                               3,717          124,743
Plum Creek Timber Company, Inc.                  3,420          104,652
Temple-Inland, Inc.                                968           56,008
Weyerhaeuser Co.                                 4,103          261,977
                                                           ------------
                                                              1,084,231
                                                           ------------
GOVERNMENT AGENCY-1.23%
Fannie Mae                                      18,661        1,376,249
Freddie Mac                                     12,936          791,683
                                                           ------------
                                                              2,167,932
                                                           ------------
HEALTHCARE-1.56%
Bausch & Lomb, Inc.                                952           32,225
Cardinal Health, Inc.                            8,371          514,063
HCA, Inc.                                        9,590          455,525
Health Management Associates, Inc.+              4,618           93,053
HEALTHSOUTH Corp.                                7,334           93,802
Humana, Inc.+                                    3,187           49,813
IMS Health, Inc.                                 5,500           98,725
Manor Care, Inc.+                                1,917           44,091
McKesson Corp.                                   5,323          174,062
Tenet Healthcare Corp.+                          6,027          431,232
UnitedHealth Group, Inc.                         5,802          531,173
WellPoint Health Networks, Inc.+                 2,756          214,444
                                                           ------------
                                                              2,732,208
                                                           ------------
HOLDING COMPANIES-0.11%
Loews Corp.                                      3,577          192,085
                                                           ------------
HOME FURNISHINGS-0.28%
Leggett & Platt, Inc.                            3,662           85,691
Masco Corp.                                      8,924          241,930
Newell Rubbermaid, Inc.                          4,932          172,916
                                                           ------------
                                                                500,537
                                                           ------------
HOUSEHOLD PRODUCTS-1.73%
Clorox Co., The                                  4,385          181,320
Proctor & Gamble Co., The                       24,174        2,158,738
Unilever, NV                                    10,693          692,906
                                                           ------------
                                                              3,032,964
                                                           ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES      MARKET VALUE
--------------------------------------------------------------------------------
HUMAN RESOURCES-0.04%
Robert Half International, Inc.+                 3,318     $     77,309
                                                           ------------
INSURANCE-4.27%
Ace, Ltd.                                        4,856          153,450
Aetna, Inc.                                      2,641          126,689
AFLAC, Inc.                                      9,790          313,280
Allstate Corp., The                             13,289          491,427
American International Group, Inc.              48,670        3,320,754
Aon Corp.                                        5,031          148,314
Chubb Corp., The                                 3,196          226,277
CIGNA Corp.                                      2,643          257,481
Cincinnati Financial Corp.                       3,054          142,103
Conseco, Inc.+                                   6,370           12,740
Hartford Financial Services Group, Inc., The     4,588          272,848
Jefferson-Pilot Corp.                            2,790          131,744
Lincoln National Corp.                           3,513          147,546
Marsh & McLennan Companies, Inc.                 5,156          498,070
MetLife, Inc.                                   13,431          386,813
Progressive Corp., The                           4,176          241,582
SAFECO Corp.                                     2,338           72,221
St. Paul Companies, Inc., The                    3,888          151,321
Torchmark Corp.                                  2,333           89,121
UnumProvident Corp.                              4,477          113,940
XL Capital, Ltd.                                 2,455          207,939
                                                           ------------
                                                              7,505,660
                                                           ------------
INTERNET SERVICES-0.09%
Yahoo!, Inc.+                                   10,911          161,046
                                                           ------------
LODGING-0.22%
Hilton Hotels Corp.                              6,888           95,743
Marriott International, Inc.                     4,505          171,415
Starwood Hotels & Resorts Worldwide, Inc.        3,713          122,121
                                                           ------------
                                                                389,279
                                                           ------------
MACHINERY-0.48%
Black & Decker Corp., The                        1,532           73,842
Caterpillar, Inc.                                6,365          311,567
Deere & Co.                                      4,459          213,586
Ingersoll-Rand Co.                               3,176          145,016
Snap-on, Inc.                                    1,037           31,079
Stanley Works, The                               1,609           65,985
                                                           ------------
                                                                841,075
                                                           ------------
MANUFACTURING-1.71%
3M Co.                                           7,289          896,547
Cooper Industries, Inc.                          1,750           68,775
Corning, Inc.+                                  17,633           62,597
Crane Co.                                        1,084           27,490
Danaher Corp.                                    2,803          185,979
Dover Corp.                                      3,792          132,720
Eaton Corp.                                      1,313           95,521
Fortune Brands, Inc.                             2,793          156,240
Illinois Tool Works, Inc.                        5,670          390,776
ITT Industries, Inc.                             1,668          117,761
Millipore Corp.                                    928           29,677
Pall Corp.                                       2,249           46,667
Parker-Hannifin Corp.                            2,161     $    103,274
Rockwell Automation, Inc.                        3,447           68,423
Textron, Inc.                                    2,588          121,377
Tyco International, Ltd.                        37,210          502,707
                                                           ------------
                                                              3,006,531
                                                           ------------
MEDICAL - BIOTECHNOLOGY-1.33%
Amgen, Inc.+                                    19,537          818,210
Applera Corporation -
Applied Biosystems Group                         3,927           76,537
Biogen, Inc.+                                    2,722          112,772
Chiron Corp.+                                    3,556          125,527
Genzyme Corp.+                                   3,958           76,152
Immunex Corp.+                                  10,123          226,148
Pharmacia Corp.+                                24,176          905,391
                                                           ------------
                                                              2,340,737
                                                           ------------
MEDICAL PRODUCTS-3.27%
AmerisourceBergen Corp.                          1,919          145,844
Baxter International, Inc.                      11,157          495,817
Becton, Dickinson and Co.                        4,847          166,979
Biomet, Inc.                                     5,034          136,522
Boston Scientific Corp.+                         7,489          219,577
C. R. Bard, Inc.                                   907           51,318
Guidant Corp.                                    5,721          172,946
Johnson & Johnson                               56,290        2,941,715
Medtronic, Inc.                                 22,547          966,139
St. Jude Medical, Inc.+                          1,609          118,969
Stryker Corp.                                    3,664          196,061
Zimmer Holdings, Inc.+                           3,632          129,517
                                                           ------------
                                                              5,741,404
                                                           ------------
MINING & METALS -
     FERROUS & NONFERROUS-0.61%
Alcan Aluminium, Ltd.                            6,030          226,246
Alcoa, Inc.                                     15,839          525,063
Allegheny Technologies, Inc.                     1,532           24,282
Inco, Ltd.+                                      3,349           75,922
Nucor Corp.                                      1,481           96,324
Phelps Dodge Corp.                               1,592           65,590
United States Steel Corp.                        1,751           34,827
Worthington Industries, Inc.                     1,548           28,019
                                                           ------------
                                                              1,076,273
                                                           ------------
MINING & METALS - PRECIOUS-0.28%
Barrick Gold Corp.                               9,950          188,951
Freeport-McMoRan Copper & Gold, Inc.+            2,675           47,749
Newmont Mining Corp.                             7,305          192,341
Placer Dome, Inc.                                6,111           68,504
                                                           ------------
                                                                497,545
                                                           ------------
MOTOR VEHICLE MANUFACTURING-0.86%
Ford Motor Co.                                  33,809          540,942
General Motors Corp.                            10,394          555,559
Harley-Davidson, Inc.                            5,641          289,214
Navistar International Corp.                     1,059           33,888
PACCAR, Inc.                                     2,164           96,060
                                                           ------------
                                                              1,515,663
                                                           ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES      MARKET VALUE
--------------------------------------------------------------------------------
MULTIMEDIA-1.87%
AOL Time Warner, Inc.+                          82,849     $  1,218,709
Gannett Company, Inc.                            4,964          376,768
McGraw-Hill Companies, Inc., The                 3,652          218,024
Viacom, Inc., Class B+                          33,041        1,466,029
                                                           ------------
                                                              3,279,530
                                                           ------------
OFFICE EQUIPMENT-0.25%
Avery Dennison Corp.                             2,047          128,449
Pitney Bowes, Inc.                               4,556          180,964
Tektronix, Inc.+                                 1,680           31,433
Xerox Corp.+                                    13,469           93,879
                                                           ------------
                                                                434,725
                                                           ------------
OIL & GAS -
     DISTRIBUTION & MARKETING-0.36%
Burlington Resources, Inc.                       3,729          141,702
El Paso Corp.                                   10,771          221,990
Kinder Morgan, Inc.                              2,319           88,168
Nicor, Inc.                                        799           36,554
Sempra Energy                                    3,833           84,824
Williams Companies, Inc., The                    9,574           57,348
                                                           ------------
                                                                630,586
                                                           ------------
OIL & GAS - INTEGRATED-5.99%
Amerada Hess Corp.                               1,671          137,858
ChevronTexaco Corp.                             19,920        1,762,920
Conoco, Inc.                                    11,648          323,814
Exxon Mobil Corp.                              126,642        5,182,191
Marathon Oil Corp.                               5,751          155,967
Nabors Industries, Ltd.+                         2,603           91,495
Occidental Petroleum Corp.                       6,943          208,221
Phillips Petroleum Co.                           7,100          418,048
Royal Dutch Petroleum Co., ADR                  39,665        2,192,285
Sunoco, Inc.                                     1,492           53,160
                                                           ------------
                                                             10,525,959
                                                           ------------
OIL & GAS PRODUCERS-0.58%
Anadarko Petroleum Corp.                         4,623          227,914
Apache Corp.                                     2,631          151,230
Devon Energy Corp.                               2,886          142,222
EOG Resources, Inc.                              2,167           86,030
Kerr-McGee Corp.                                 1,871          100,192
Noble Corp.+                                     2,478           95,651
Rowan Companies, Inc.                            1,785           38,288
Unocal Corp.                                     4,596          169,776
                                                           ------------
                                                              1,011,303
                                                           ------------
OIL & GAS SERVICES & EQUIPMENT-0.66%
Baker Hughes, Inc.                               6,222          207,130
BJ Services Co.+                                 2,917           98,828
Dynegy, Inc.                                     6,558           47,218
Halliburton Co.                                  7,981          127,217
Schlumberger, Ltd.                              10,723          498,620
Transocean, Inc.                                 5,919          184,377
                                                           ------------
                                                              1,163,390
                                                           ------------
PACKAGING & CONTAINERS-0.14%
Ball Corp.                                         970           40,236
Bemis Company, Inc.                                951           45,173
Pactiv Corp.+                                    2,999           71,076
Sealed Air Corp.+                                1,591     $     64,070
Tupperware Corp.                                 1,135           23,597
                                                           ------------
                                                                244,152
                                                           ------------
PHARMACEUTICAL-6.85%
Abbott Laboratories                             29,059        1,094,071
Allergan, Inc.                                   2,421          161,602
Bristol-Myers Squibb Co.                        36,118          928,233
Eli Lilly & Co.                                 20,949        1,181,524
Forest Laboratories, Inc.+                       3,315          234,702
King Pharmaceuticals, Inc.+                      4,609          102,550
MedImmune, Inc.+                                 4,664          123,130
Merck & Company, Inc.                           42,393        2,146,782
Pfizer, Inc.                                   116,691        4,084,185
Schering-Plough Corp.                           27,341          672,589
Watson Pharmaceuticals, Inc.+                    1,972           49,832
Wyeth                                           24,703        1,264,794
                                                           ------------
                                                             12,043,994
                                                           ------------
PHOTO EQUIPMENT-0.09%
Eastman Kodak Co.                                5,421          158,131
                                                           ------------
PUBLISHING & PRINTING-0.39%
American Greetings Corp.                         1,152           19,192
Dow Jones & Company, Inc.                        1,624           78,683
Knight-Ridder, Inc.                              1,599          100,657
Meredith Corp.                                     873           33,480
New York Times Co., The                          2,807          144,561
R.R. Donnelley & Sons Co.                        2,169           59,756
Tribune Co.                                      5,565          242,078
                                                           ------------
                                                                678,407
                                                           ------------
RAILROAD-0.22%
Burlington Northern Sante Fe Corp.               7,238          217,140
Norfolk Southern Corp.                           7,206          168,476
                                                           ------------
                                                                385,616
                                                           ------------
REAL ESTATE-0.28%
Equity Office Properties Trust                   7,748          233,215
Equity Residential, REIT                         5,072          145,820
Simon Property Group, Inc.                       3,282          120,942
                                                           ------------
                                                                499,977
                                                           ------------
RETAIL STORES-7.53%
Albertson's, Inc.                                7,547          229,882
AutoZone, Inc.+                                  1,977          152,822
Bed Bath & Beyond, Inc.+                         5,371          202,702
Best Buy Company, Inc.+                          5,927          215,150
Big Lots, Inc.+                                  2,156           42,430
Circuit City Stores-Circuit City Group           3,838           71,963
Costco Wholesale Corp.+                          8,433          325,682
CVS Corp.                                        7,247          221,758
Dillards, Inc.+                                  1,599           42,038
Dollar General Corp.                             6,148          116,996
Family Dollar Stores, Inc.                       3,232          113,928
Federated Department Stores, Inc.+               3,687          146,374
Gap, Inc., The                                  16,075          228,265
Home Depot, Inc., The                           43,818        1,609,435
J.C. Penney Company, Inc.                        4,965          109,329

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                          SHARES      MARKET VALUE
--------------------------------------------------------------------------------
RETAIL STORES-CONTINUED
Kohl's Corp.+                                    6,283     $    440,313
Kroger Co., The+                                15,015          298,799
Limited Brands                                   9,641          205,353
Lowe's Companies, Inc.                          14,457          656,348
May Department Stores Co., The                   5,561          183,124
Nordstrom, Inc.                                  2,529           57,282
Office Depot, Inc.+                              5,679           95,407
RadioShack Corp.                                 3,383          101,693
Safeway, Inc.+                                   9,325          272,197
Sears, Roebuck & Co.                             6,001          325,854
Sherwin-Williams Co., The                        2,869           85,869
Staples, Inc.+                                   8,616          169,735
Starbucks Corp.+                                 7,070          175,690
Target Corp.                                    16,858          626,106
Tiffany & Co.                                    2,774           97,645
TJX Companies, Inc., The                        10,264          201,277
Toys "R" Us, Inc.+                               3,802           66,421
Walgreen Co.                                    19,078          736,983
Wal-Mart Stores, Inc.                           83,053        4,568,746
Winn-Dixie Stores, Inc.                          2,592           40,409
                                                           ------------
                                                             13,234,005
                                                           ------------
TELECOMMUNICATIONS -
     EQUIPMENT & SERVICES-0.55%
ADC Telecommunications, Inc.+                   14,706           33,677
Andrew Corp.+                                    1,549           22,197
Avaya, Inc.+                                     6,575           32,546
Broadcom Corp.+                                  4,888           85,736
CIENA Corp.+                                     6,083           25,488
JDS Uniphase Corp.+                             24,946           67,105
Lucent Technologies, Inc.+                      63,709          105,757
Nortel Networks Corp.+                          70,023          101,533
QUALCOMM, Inc.+                                 14,275          392,420
Scientific-Atlanta, Inc.                         2,875           47,294
Tellabs, Inc.+                                   7,629           48,215
                                                           ------------
                                                                961,968
                                                           ------------
TELECOMMUNICATIONS - INTEGRATED-2.88%
ALLTEL Corp.                                     5,833          274,151
AT&T Corp.                                      70,406          753,344
Qwest Communications International, Inc.+       31,028           86,878
SBC Communications, Inc.                        62,582        1,908,751
Verizon Communications, Inc.                    50,667        2,034,280
                                                           ------------
                                                              5,057,404
                                                           ------------

TELECOMMUNICATIONS - WIRELESS-0.24%
AT&T Wireless Services, Inc.+                   50,411     $    294,904
Nextel Communications, Inc.+                    14,947           47,980
Sprint Corp. - PCS Group+                       18,364           82,087
                                                           ------------
                                                                424,971
                                                           ------------
TELECOMMUNICATIONS - WIRELINE-0.80%
BellSouth Corp.                                 35,000        1,102,500
CenturyTel, Inc.                                 2,588           76,346
Citizens Communications Co.+                     5,239           43,798
Sprint Corp. - Fon Group                        16,533          175,415
                                                           ------------
                                                              1,398,059
                                                           ------------
TEXTILES & APPAREL-0.30%
Jones Apparel Group, Inc.+                       2,328           87,300
Liz Claiborne, Inc.                              1,918           60,992
Nike, Inc., Class B                              4,974          266,855
Reebok International, Ltd.+                      1,124           33,158
V.F. Corp.                                       2,074           81,322
                                                           ------------
                                                                529,627
                                                           ------------
TOBACCO-1.06%
Philip Morris Companies, Inc.                   40,042        1,749,035
UST, Inc.                                        3,163          107,542
                                                           ------------
                                                              1,856,577
                                                           ------------
TOYS-0.12%
Hasbro, Inc.                                     3,209           43,514
Mattel, Inc.                                     8,060          169,341
                                                           ------------
                                                                212,855
                                                           ------------
TRANSPORTATION-0.42%
CSX Corp.                                        3,975          138,370
FedEx Corp.+                                     5,521          294,821
Union Pacific Corp.                              4,686          296,530
                                                           ------------
                                                                729,721
                                                           ------------
TRAVEL SERVICES-0.05%
Sabre Holdings Corp.+                            2,633           94,261
                                                           ------------

                       See notes to financial statements.

COMMON STOCK--CONTINUED
COMPANY                                         SHARES      MARKET VALUE
------------------------------------------------------------------------
UTILITIES - ELECTRIC & GAS-2.66%
AES Corp., The+                                  9,914           53,734
Allegheny Energy, Inc.                           2,308           59,431
Ameren Corp.                                     2,631          113,159
American Electric Power Company, Inc.            6,306          252,366
Calpine Corp.+                                   6,811           47,881
Cinergy Corp.                                    3,110          111,929
CMS Energy Corp.                                 2,513           27,593
Consolidated Edison, Inc.                        3,962          165,414
Constellation Energy Group                       3,086           90,543
Dominion Resources, Inc.                         5,156          340,193
DTE Energy Co.                                   3,005          134,143
Duke Energy Corp.                               15,407          479,158
Edison International+                            6,058          102,986
Entergy Corp.                                    4,097          173,877
Exelon Corp.                                     5,957          311,551
FirstEnergy Corp.                                5,583          186,361
FPL Group, Inc.                                  3,302          198,087
KeySpan Corp.                                    2,621           98,681
Mirant Corp.+                                    7,513           54,845
NiSource, Inc.                                   3,852           84,089
Peoples Energy Corp.                               614           22,466
PG&E Corp.+                                      7,179          128,432
Pinnacle West Capital Corp.                      1,584           62,568
Power-One, Inc.+                                 1,484            9,230
PPL Corp.                                        2,781           91,995
Progress Energy, Inc.                            4,067          211,525
Public Service Enterprise Group, Inc.            3,874          167,744
Reliant Energy, Inc.                             5,545           93,711
Southern Co., The                               12,997          356,118
TECO Energy, Inc.                                2,694           66,003
TXU Corp.                                        4,939          253,865
Xcel Energy, Inc.                                7,133          119,620
                                                            -----------
                                                              4,669,298
                                                            -----------
TOTAL COMMON STOCK
   (Cost $230,487,722 )                                     169,400,953
                                                            -----------
SHORT-TERM OBLIGATIONS--0.34%

COMPANY                                    PRINCIPAL VALUE MARKET VALUE
-------------------------------------------------------------------------
U.S. TREASURY BILLS, BONDS, AND NOTES-0.34%
U.S. Treasury Bill, 1.710%,
     due 09/26/02                             $  600,000   $    597,593
                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
     (Cost $597,594 )                                           597,593
                                                           ------------
TOTAL INVESTMENTS
     (Cost $231,085,316 )                          96.73%   169,998,546
Other assests, less liabilities                     3.27      5,740,024
                                              ----------   ------------

TOTAL NET ASSETS                                  100.00%  $175,738,570
                                              ==========   ============

+ Non-income producing security.

                       See notes to financial statements.

                                VALUE PORTFOLIO

                               PORTFOLIO MANAGER
                      Credit Suisse Asset Management, LLC
                                (Since 08/28/97)

      ROBERT E. RESCOE, CFA                     CHRISTOPHER F. CORAPI, CPA
            DIRECTOR                               MANAGING DIRECTOR

- Joined Credit Suisse in 1999,              - Joined Credit Suisse in 2000
  formerly with Warburg Pincus
  Asset Management since 1983                - 18 years of investment experience

- 22 years of investment experience          - B.S. from Alfred University

- M.B.A. from University of Texas            - Certified Public Accountant

- B.A. from Tulane University

- Chartered Financial Analyst

                       INVESTMENT OBJECTIVE AND STRATEGY

 To seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and current income.

                           NET ASSETS AS OF 06/30/02
                                  $87,269,656

     The economy experienced some expansion over the first half of the year, albeit at a slower pace in the second quarter. The Federal Reserve left interest rates unchanged due to a lack of urgency to act. Stocks retreated in the second quarter; reversing their first-quarter advance. We believe this was largely due to downward revisions in earnings estimates, notably in the technology/telecom area, accounting and corporate governance issues, a declining dollar, deepening conflict in the Middle East and generally lofty valuation parameters. Worries over "Enron-itis" placed even well managed businesses under heavy scrutiny. Larger-cap value

[SIDENOTE]

[CHART]

Common Stock       94.42%
Cash                5.03%
Preferred Stocki    0.55%

                               NUMBER OF HOLDINGS
                               ------------------
                                       67

                                   PERCENT OF
TOP TEN EQUITIES                  PORTFOLIO++
---------------------------------------------
American Standard
  Companies, Inc.                    3.68%
ITT Industries, Inc.                 3.25%
Alcoa, Inc.                          2.84%
Anheuser-Busch Companies, Inc.       2.48%
Ross Stores, Inc.                    2.34%
Ingersoll-Rand Co., Class A          2.24%
3M Co.                               2.21%
Charter One Financial, Inc.          2.14%
Federated Department
  Stores, Inc.                       2.13%
Baxter International, Inc.           2.10%

                            PERCENT OF
TOP TEN INDUSTRIES         PORTFOLIO++
--------------------------------------
Retail Stores                 11.53%
Banking                        7.61%
Manufacturing                  7.51%
Financial Services             5.76%
Oil & Gas - Integrated         5.37%
Beverages                      4.01%
Building Materials             3.68%
Utilities - Electric & Gas     3.64%
Insurance                      3.40%
Motor Vehicle Manufacturing    3.39%

++   Represents market value of investments plus cash.

stocks outperformed the S&P 500 Index for the six-month period. The group was aided by relatively favorable valuations, lower incidents of profit problems, potential benefits from a lower dollar and improved financial profiles coming out of 2001.

     The JPVF Value Portfolio experienced a loss of 8.24% over the first half of the year, vs. a loss of 13.16% for the S&P 500 Index. Factors that helped the Portfolio's relative return included good stock selection in the Consumer Discretionary and Industrials sectors. The Portfolio was also aided by its significant under weightings in the struggling Technology and Telecommunications areas. Stocks that hindered the Portfolio included its holdings in Consumer Staples and Financials.

     Our approach will continue to be defensive, with a focus on companies we deem to have healthy balance sheets, moderate but reliable growth, and histories of successful execution by management. At this time, we are favoring financial, energy, specialty-retailer, industrial, and some consumer-staples and health-care names. While the technology/telecom sector has struggled, we believe that defensive value is beginning to surface from the rubble.

     We believe that the U.S. economy should begin to deliver more assured profit growth, as profit comparisons turn positive, the threat of rising interest rates is delayed, capital spending turns up and accounting issues are discounted. Excluding the technology/telecom sector, we believe that stocks are currently trading at valuation levels consistent with historical norms and in line with expected secular returns. And many mid- and large-cap value stocks have developed attractive metrics in our view. The next few weeks may open up attractive opportunities in this sector. We expect capital spending to show positive year-over-year comparisons within the next few months. If so, a significant drag could be removed from the market, broadening the list of potential purchases.


        VALUE PORTFOLIO, RUSSELL 1000 VALUE INDEX AND THE S&P 500 INDEX
              Comparison of Change in Value of $10,000 Investment.

[CHART]

                      RUSSELL 1000
 DATE                  VALUE INDEX         VALUE PORTFOLIO         S&P 500 INDEX
  5/1/1992               $10,000                $10,000                 $10,000
 6/30/1992                10,032                  9,696                   9,958
 9/30/1992                10,241                  9,824                  10,272
12/31/1992                10,839                 10,820                  10,787
 3/31/1993                11,886                 11,276                  11,256
 6/30/1993                12,234                 11,300                  11,310
 9/30/1993                12,838                 11,895                  11,598
12/31/1993                12,803                 12,436                  11,867
 3/31/1994                12,356                 12,070                  11,420
 6/30/1994                12,433                 11,996                  11,470
 9/30/1994                12,750                 12,248                  12,031
12/31/1994                12,548                 11,910                  12,028
 3/31/1995                13,741                 12,871                  13,195
 6/30/1995                14,972                 14,352                  14,451
 9/30/1995                16,280                 15,496                  15,596
12/31/1995                17,361                 15,908                  16,532
 3/31/1996                18,343                 16,489                  17,512
 6/30/1996                18,659                 17,365                  18,399
 9/30/1996                19,202                 17,639                  19,074
12/31/1996                21,117                 19,548                  20,767
 3/31/1997                21,658                 19,874                  20,860
 6/30/1997                24,851                 22,999                  24,494
 9/30/1997                27,326                 25,028                  26,326
12/31/1997                28,547                 25,200                  27,079
 3/31/1998                31,874                 28,197                  30,849
 6/30/1998                32,017                 28,530                  31,864
 9/30/1998                28,308                 24,440                  28,701
12/31/1998                33,008                 28,384                  34,802
 3/31/1999                33,481                 28,195                  36,534
 6/30/1999                37,257                 32,628                  39,105
 9/30/1999                33,607                 30,015                  36,663
12/31/1999                35,434                 30,016                  42,118
 3/31/2000                35,603                 29,536                  43,084
 6/30/2000                33,934                 29,404                  41,940
 9/29/2000                36,603                 31,290                  41,533
12/29/2000                37,919                 32,794                  38,284
 3/30/2001                35,699                 32,487                  33,743
 6/29/2001                37,441                 33,982                  35,717
 9/28/2001                33,340                 30,301                  30,474
12/31/2001                35,799                 33,300                  33,731
 3/28/2002                37,263                 34,018                  33,826
 6/28/2002                34,088                 30,557                  29,293

[SIDENOTE]

                          AVERAGE ANNUAL TOTAL RETURNS

                                           RUSSELL
                                            1000
                                            VALUE             S&P 500
                           VALUE            INDEX              INDEX
YTD                        -8.24%           -4.78%            -13.16%
1 YEAR                    -10.08%           -8.95%            -17.99%
5 YEAR                      5.85%            6.53%              3.67%
10 YEAR                    12.16%           13.01%             11.42%
INCEPTION                  11.62%           12.82%             11.15%

                                 INCEPTION DATE
                                  May 1, 1992

Commencement of operations May 1, 1992. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with similar investments in the Russell 1000 Value Index and the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective May 1, 2002, the performance benchmark of the Portfolio has been changed from the S&P 500 Index to the Russell 1000 Value Index. The Russell 1000 Value Index better represents the investment objective of the Portfolio and its focus on value stocks.

The S&P 500 Index and Russell 1000 Value Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                              (UNAUDITED)
                                              SIX MONTHS
                                              YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED
                                              ENDED JUNE       DECEMBER        DECEMBER      DECEMBER     DECEMBER       DECEMBER
                                               30, 2002        31, 2001        31, 2000      31, 1999     31, 1998       31, 1997

Net asset value, beginning of period         $     19.52    $     19.43  $      20.06    $    19.12    $    17.11    $     16.91

INCOME FROM INVESTMENT OPERATIONS

  Net investment income                             0.07           0.14          0.21          0.17          0.15           0.15

  Net gains and losses on securities
    (both realized and unrealized)                 (1.67)          0.15          1.41          0.92          2.01           4.67
                                             -----------    -----------   -----------   -----------   -----------    -----------

Total from investment operations                   (1.60)          0.29          1.62          1.09          2.16           4.82

LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from net investment income             (0.07)         (0.19)        (0.17)                      (0.15)         (0.15)
  Dividends in excess of net
    investment income                              (0.09)
  Distributions from capital gains                                (0.01)        (2.08)        (0.15)                       (4.21)
  Distributions in excess of capital gains                                                                                 (0.26)
  Returns of capital
                                             -----------    -----------   -----------   -----------   -----------    -----------

Total distributions                                (0.16)         (0.20)        (2.25)        (0.15)        (0.15)         (4.62)

NET ASSET VALUE, END OF PERIOD               $     17.76    $     19.52  $      19.43   $     20.06   $     19.12    $     17.11
                                             ===========    ===========  ===========    ===========   ===========    ===========

Total Return (A)                                   (8.24%)         1.54%         9.25%         5.75%        12.63%         28.92%

Ratios to Average Net Assets:  (B)
  Expenses                                          0.83%          0.83%         0.81%         0.85%         0.86%          0.85%
  Net investment income                             0.72%          0.89%         1.17%         0.89%         0.87%          1.03%

Portfolio Turnover Rate                            14.57%         40.95%        79.47%        99.60%        66.19%        129.53%

Net Assets, At End of Period                 $87,269,656    $96,103,870   $82,995,853   $76,424,174   $65,309,530    $39,678,076

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--94.35%

COMPANY                                               SHARES   MARKET VALUE
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE-2.05%
United Technologies Corp.                             26,400   $  1,792,560
                                                               ------------
AUTOMOTIVE PARTS & EQUIPMENT-2.45%
Johnson Controls, Inc.                                19,500      1,591,395
Visteon Corp.                                         38,427        545,663
                                                               ------------
                                                                  2,137,058
                                                               ------------
BANKING-7.60%
Charter One Financial, Inc.                           54,300      1,866,834
Citigroup, Inc.                                       41,900      1,623,625
J.P. Morgan Chase & Co.                               41,700      1,414,464
Wells Fargo & Co.                                     34,500      1,727,070
                                                               ------------
                                                                  6,631,993
                                                               ------------
BEVERAGES-4.01%
Anheuser-Busch Companies, Inc.                        43,200      2,160,000
PepsiCo, Inc.                                         27,760      1,338,032
                                                               ------------
                                                                  3,498,032
                                                               ------------
BROADCASTING-1.09%
Comcast Corp.+                                        40,700        953,601
                                                               ------------
BUILDING MATERIALS-3.67%
American Standard Companies, Inc.+                    42,700      3,206,770
                                                               ------------
CHEMICALS-2.64%
Engelhard Corp.                                       30,800        872,256
Rohm and Haas Co.                                     35,300      1,429,297
                                                               ------------
                                                                  2,301,553
                                                               ------------
COMMERCIAL SERVICES-2.56%
Convergys Corp.+                                      50,500        983,740
Harsco Corp.                                          33,400      1,252,500
                                                               ------------
                                                                  2,236,240
                                                               ------------
COMPUTER EQUIPMENT & SERVICES-1.06%
Comverse Technology, Inc.+                            21,500        199,090
Hewlett-Packard Co.                                   47,247        721,934
                                                               ------------
                                                                    921,024
                                                               ------------
DELIVERY & FREIGHT SERVICES-1.34%
United Parcel Service, Inc., Class B                  18,900      1,167,075
                                                               ------------
ELECTRICAL EQUIPMENT-0.72%
PerkinElmer, Inc.                                     57,200        632,060
                                                               ------------
ELECTRONICS-1.09%
Agilent Technologies, Inc.+                           40,000        955,200
                                                               ------------
FINANCIAL SERVICES-5.76%
Allied Capital Corp.                                  35,800        810,870
H&R Block, Inc.                                       37,600      1,735,240
Household International, Inc.                         19,400        964,180
Lehman Brothers Holdings, Inc.                        24,200      1,512,984
                                                               ------------
                                                                  5,023,274
                                                               ------------
FOOD PRODUCTS-1.00%
General Mills, Inc.                                   19,800        872,784
                                                               ------------
GOVERNMENT AGENCY-1.32%
Fannie Mae                                            15,600      1,150,500
                                                               ------------
INSURANCE-3.39%
American International Group, Inc.                    17,537      1,196,550
Hartford Financial Services Group, Inc., The          15,800        939,626
St. Paul Companies, Inc., The                         21,200        825,104
                                                               ------------
                                                                  2,961,280
                                                               ------------
MACHINERY-2.24%
Ingersoll-Rand Co.                                    42,800      1,954,248
                                                               ------------
MANUFACTURING-7.50%
3M Co.                                                15,700      1,931,100
Eaton Corp.                                           16,500      1,200,375
ITT Industries, Inc.                                  40,100      2,831,060
Tyco International, Ltd.                              43,100        582,281
                                                               ------------
                                                                  6,544,816
                                                               ------------
MEDICAL PRODUCTS-2.10%
Baxter International, Inc.                            41,200      1,830,928
                                                               ------------
MINING & METALS -
    FERROUS & NONFERROUS-2.83%
Alcoa, Inc.                                           74,600      2,472,990
                                                               ------------
MOTOR VEHICLE MANUFACTURING-3.38%
Ford Motor Co.                                        49,545        792,724
Lear Corp.+                                           23,100      1,068,375
Navistar International Corp.+                         34,100      1,091,200
                                                               ------------
                                                                  2,952,299
                                                               ------------
MULTIMEDIA-2.72%
McGraw-Hill Companies, Inc., The                      17,700      1,056,690
Viacom, Inc., Class B+                                29,600      1,313,352
                                                               ------------
                                                                  2,370,042
                                                               ------------
OFFICE EQUIPMENT-2.64%
Pitney Bowes, Inc.                                    37,300      1,481,556
Tektronix, Inc.+                                      43,700        817,627
                                                               ------------
                                                                  2,299,183
                                                               ------------
OIL & GAS - INTEGRATED-5.37%
Conoco, Inc.                                          61,600      1,712,480
Exxon Mobil Corp.                                     22,800        932,976
Royal Dutch Petroleum Co., ADR                        22,200      1,226,994
Weatherford International, Ltd.+                      18,800        812,160
                                                               ------------
                                                                  4,684,610
                                                               ------------
OIL & GAS SERVICES & EQUIPMENT-1.32%
Pride International, Inc.+                            73,600      1,152,576
                                                               ------------

                       See notes to financial statements.

COMPANY                                               SHARES   MARKET VALUE
-------------------------------------------------------------------------------
PHARMACEUTICAL-2.93%
Abbott Laboratories                                   20,800   $    783,120
Eli Lilly & Co.                                       15,700        885,480
Wyeth                                                 17,300        885,760
                                                               ------------
                                                                  2,554,360
                                                               ------------
PUBLISHING & PRINTING-1.64%
Knight-Ridder, Inc.                                   22,800      1,435,260
                                                               ------------
RAILROAD-0.75%
Burlington Northern Sante Fe Corp.                    21,700        651,000
                                                               ------------
RETAIL STORES-11.52%
Abercrombie & Fitch Co.+                              30,800        742,896
Best Buy Company, Inc.+                               10,700        388,410
CVS Corp.                                             27,400        838,440
Federated Department Stores, Inc.+                    46,700      1,853,990
Kroger Co., The+                                      67,000      1,333,300
Lowe's Companies, Inc.                                30,000      1,362,000
Ross Stores, Inc.                                     50,100      2,041,575
Tiffany & Co.                                         42,500      1,496,000
                                                               ------------
                                                                 10,056,611
                                                               ------------
TELECOMMUNICATIONS - INTEGRATED-0.95%
SBC Communications, Inc.                              27,208        829,844
                                                               ------------
TELECOMMUNICATIONS - WIRELINE-1.07%
BellSouth Corp.                                       29,600        932,400
                                                               ------------
UTILITIES - ELECTRIC & GAS-3.64%
Allegheny Energy, Inc.                                34,600        890,950
American Electric Power Company, Inc.                 31,100      1,244,622
Public Service Enterprise Group, Inc.                 24,000      1,039,200
                                                               ------------
                                                                  3,174,772
                                                               ------------
TOTAL COMMON STOCK
  (Cost $79,794,684 )                                            82,336,943
                                                               ------------
PREFERRED STOCK--0.55%

COMPANY                                               SHARES   MARKET VALUE
REAL ESTATE-0.55%
Equity Residential Properties Trust, Series G,
   7.250%, due 09/15/02                               19,300   $    483,465
                                                               ------------
TOTAL PREFERRED STOCK
  (Cost $471,580 )                                                  483,465
                                                               ------------
TOTAL INVESTMENTS
  (Cost $80,266,264)                                   94.90%    82,820,408
Other assets, less liabilities                          5.10      4,449,248
                                                      ------   ------------
TOTAL NET ASSETS                                      100.00%  $ 87,269,656
                                                      ======   ============

+    Non-income producing security.


                       See notes to financial statements.

                      [This page intentionally left blank]

                          WORLD GROWTH STOCK PORTFOLIO


                               PORTFOLIO MANAGER
                        Templeton Investment Counsel, LLC

                             CINDY L. SWEETING, CFA
                            EXECUTIVE VICE PRESIDENT

                        - Joined Templeton organization in 1997
                        - Over 18 years of experience
                        - B.A. from Georgetown University
                        - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
 To achieve long-term capital growth through a policy of investing primarily in stocks of domestic or foreign companies.

                            NET ASSETS AS OF 06/30/02
                                  $116,186,243

     Uncertainty and volatility characterized the global investment climate during the first half of 2002. Concerns about the health of the U.S. economy and, by extension, its financial markets prompted a drop in the U.S. dollar against the euro, the yen, and other currencies. As investors pondered the potential effects of a dollar decline on world trade, corporate profits, investment returns, and a nascent economic recovery, the dollar itself became a source of concern in the global stock markets. In addition, the ongoing terrorist threats against the United States and rising political tensions in the Middle East added further uncertainty to the markets. Moreover, conflicts of interests implicating sell-side analysts as well as corporate scandals related to lax and/or fraudulent accounting led to a crisis of confidence among investors. The result was a decline in stock market prices across many countries and industry sectors during the second quarter that took back part of the gains achieved during the previous two quarters.

     The market's decline was detrimental to the JPVF World Growth Stock Portfolio performance, particularly the pharmaceutical and telecommunications sectors. These sectors have been at the center of corporate controversy and remained under close scrutiny by investors and regulators. The formerly well-regarded pharmaceutical sector traditionally has served as a "safe haven" during bear markets; however, this has not been the case this year. Accounting issues, criminal investigations, and rising federal, state, and corporate concern over health care costs-in addition to the negative effects of a well-anticipated bevy of patent expirations through 2003-kept many investors negative on pharmaceutical stocks.

     Despite a cascade of stock prices in the telecommunications sector, investors were not compelled to pile into these stocks. Telecommunications companies continued to suffer from slumping business and intense price competition. The outlook for the global industry remains grim, and this was reflected in the stock market. For the period ended June 30, 2002, along with media and information technology, the telecommunications services sector was among the worse performing sectors globally.

   After strengthening for several years (lessening the returns of the non-U.S. investments of U.S. investors), this year

[SIDENOTE]


[CHART]

Common Stock             95.86%
Cash                      3.37%
Preferred Stock           0.77%


   NUMBER OF HOLDINGS
------------------------
         108


                        PERCENT OF
TOP TEN EQUITIES        PORTFOLIO++
-----------------------------------
BAE Systems, PLC           2.01%
E.On, AG                   2.00%
Moody's Corp.              1.75%
Samsung Electronics
  Company, Ltd.            1.65%
Occidental Petroleum Corp. 1.62%
Kraft Foods, Inc.          1.62%
SBC Communications, Inc.   1.51%
Waste Management, Inc.     1.50%
ING Groep, NV              1.45%
Telefonos de Mexico, SA    1.44%

                        PERCENT OF
TOP TEN COUNTRIES       PORTFOLIO++
-----------------------------------
United States             29.07%
United Kingdom            18.06%
Germany                    7.60%
Japan                      5.98%
France                     5.63%
Netherlands                5.36%
Italy                      3.47%
Hong Kong                  3.40%
Finland                    3.03%
South Korea                2.61%

 ++Represents market value of investments plus cash.

FOREIGN SECURITIES ARE SUBJECT TO HIGHER RISKS THAN DOMESTIC ISSUES INCLUDING CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY AND DIFFERENCES IN ACCOUNTING METHODS.

the U.S. dollar has traded at two-year lows against the euro and has also declined against the yen, the pound, and many other currencies. This has been a benefit to U.S. investors who had diversified internationally. We do not make specific predictions on the short-term value of currencies. However, we know the dollar has been appreciating for several years and in prior discussions we stated our opinion that the euro appeared undervalued as compared to the U.S. dollar. Given the recent domestic scandals and accounting woes in the U.S., it should not be shocking that foreign investors have been less inclined to seek the dollar as a "safe haven" as they have in the past. However, we believe the probability of a collapse of the dollar is very low. The United States remains, by far, the largest economy and still attracts substantial foreign investment.

   Globally, stock valuations in Europe and non-Japan Asia generally remained more attractive than in the United States. We expect this disparity to continue over the near term. In Europe, we believe tax reform should continue to encourage restructuring, and labor reform, although slow, has improved. In 1993, only 23% of the labor force in Europe was considered "temporary help;" in 2000 it was 30%. However, labor mobility continues to be one of the biggest sources of inefficiency in Europe.

   In non-Japan Asia, stock markets continued to trade at discounts to the U.S. market, and to a lesser extent, the European markets. Hong Kong has been a relatively important market for Templeton, providing exposure to what is arguably the most tangible and quoted asset in the world-real estate. Hong Kong stocks have a proven record of generating free cash flow. At a time when investors are shying away from intangible assets, we believe the tangible assets of Hong Kong look ever more appealing and should continue to perform well, providing capital appreciation and a decent dividend yield.

   Japan remained at a relatively low weighting in the Portfolio for the same reasons that it has been in the past-relatively high valuations and lack of corporate and political commitment to restructuring. Political stagnation, aggravated by bribery and corruption scandals, has polluted Mr. Koizumi's administration. His sagging popularity has been costly, as he has failed to implement reform. But restructuring hurdles in Japan are not all political. The temporary nature of its corporate elite is a problem. Consider that the average tenure of the past two top executives has been four years at Hitachi, three at Toshiba, four at NEC, and two at Sanyo. Restructuring a major enterprise is difficult, particularly if the leadership tenure is so very short.

   Recent volatility in the global equity markets has provided us with opportunities to invest in what we believe are bargain stocks. Building stock valuation models five years out is not easy, but this always has been our time horizon and Templeton's value style has worked well historically in assessing the risks and rewards of companies in global markets. Over the past few months, we have identified what we believe could be potentially rewarding stock opportunities. The companies come from several industry sectors, including sectors for which the consensus outlook is gloomy such as pharmaceuticals, telecommunications, media, and information technology. Going forward, we anticipate continuing to add very selectively to positions in those sectors.


              WORLD GROWTH STOCK PORTFOLIO AND THE MSCI WORLD INDEX Comparison of Change in Value of $10,000 Investment.

[CHART]

             MSCI WORLD    WORLD GROWTH
               INDEX     STOCK PORTFOLIO
              ACCOUNT        ACCOUNT
    DATE       VALUE          VALUE
  8/2/1985    $10,000       $10,000
 9/30/1985     10,137         9,112
12/31/1985     11,822        10,526
 3/31/1986     14,371        12,932
 6/30/1986     15,328        12,715
 9/30/1986     16,146        12,765
12/31/1986     16,882        13,449
 3/31/1987     20,707        14,918
 6/30/1987     21,951        14,999
 9/30/1987     23,311        16,167
12/31/1987     19,712        12,408
 3/31/1988     22,022        13,855
 6/30/1988     21,836        14,352
 9/30/1988     21,928        14,141
12/31/1988     24,433        14,034
 3/31/1989     25,008        15,373
 6/30/1989     24,689        15,862
 9/30/1989     27,584        18,247
12/31/1989     28,634        18,041
 3/31/1990     24,562        17,244
 6/30/1990     26,580        18,671
 9/30/1990     21,760        15,554
12/31/1990     23,904        16,176
 3/31/1991     26,288        17,797
 6/30/1991     25,434        17,325
 9/30/1991     27,260        18,848
12/31/1991     28,439        19,812
 3/31/1992     26,152        19,777
 6/30/1992     26,660        20,910
 9/30/1992     27,143        20,281
12/31/1992     27,114        21,015
 3/31/1993     29,479        22,440
 6/30/1993     31,306        23,314
 9/30/1993     32,814        25,138
12/31/1993     33,384        28,104
 3/31/1994     33,628        27,156
 6/30/1994     34,678        26,728
 9/30/1994     35,464        28,551
12/31/1994     35,248        27,248
 3/31/1995     36,944        27,603
 6/30/1995     38,568        29,865
 9/30/1995     40,772        31,357
12/31/1995     42,762        31,703
 3/31/1996     44,543        33,105
 6/30/1996     45,880        34,373
 9/30/1996     46,568        34,737
12/31/1996     48,757        37,795
 3/31/1997     48,935        38,862
 6/30/1997     56,368        43,136
 9/30/1997     58,029        47,062
12/31/1997     56,656        43,588
 3/31/1998     64,769        48,979
 6/30/1998     66,084        47,104
 9/30/1998     58,160        39,514
12/31/1998     70,223        44,831
 3/31/1999     72,518        44,840
 6/30/1999     75,767        50,285
 9/30/1999     74,433        49,060
12/31/1999     86,767        54,181
 3/31/2000     87,442        56,309
 6/30/2000     84,131        56,459
 9/30/2000     79,705        54,294
12/29/2000     74,576        55,013
 3/30/2001     64,807        51,138
 6/29/2001     66,246        53,480
 9/28/2001     56,726        46,314
12/31/2001     61,599        51,482
 3/28/2002     61,808        51,853
 6/28/2002     56,165        49,774

[SIDENOTE]


AVERAGE ANNUAL TOTAL RETURNS

                 WORLD       MSCI
                GROWTH      WORLD
                 STOCK      INDEX
YTD             -3.32%     -8.82%
1 YEAR          -6.93%    -15.22%
5 YEAR           2.91%      0.52%
10 YEAR          9.06%      7.79%
INCEPTION        9.95%     10.74%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                        (UNAUDITED)
                                         SIX MONTHS     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         ENDED JUNE      DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                          30, 2002       31, 2001       31, 2000       31, 1999       31, 1998       31, 1997
Net asset value, beginning of period    $   20.42      $   25.75      $   26.08     $    21.90     $    23.28     $    23.31

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.18           0.26           0.33           0.41           0.56           0.53
  Net gains and losses on securities
    (both realized and unrealized)          (0.85)         (1.94)          0.09           4.10           0.12           2.97
                                        ---------      ---------      ---------     ----------     ----------     ----------

Total from investment operations            (0.67)         (1.68)          0.42           4.51           0.68           3.50

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income      (0.18)         (0.39)         (0.36)         (0.07)         (0.47)         (0.53)
  Dividends in excess of net
    investment income                       (0.04)                                                                     (0.03)
  Distributions from capital gains                         (3.26)         (0.39)         (0.26)         (1.59)         (2.76)
  Distributions in excess of capital
    gains                                                                                                              (0.21)
  Returns of capital
                                        ---------      ---------      ---------     ----------     ----------     ----------

Total distributions                         (0.22)         (3.65)         (0.75)         (0.33)         (2.06)         (3.53)

Net asset value, end of period          $   19.53      $   20.42      $   25.75     $    26.08     $    21.90     $    23.28
                                        =========      =========      =========     ==========     ==========     ==========

Total Return (A)                            (3.32%)        (6.42%)         1.54%         20.86%         2.85%         15.33%

Ratios to Average Net Assets:  (B)
  Expenses                                   0.86%          0.86%          0.85%          0.88%         0.92%          0.91%
  Net investment income                      1.81%          1.21%          1.42%          1.73%         2.44%          2.33%

Portfolio Turnover Rate                      5.37%         28.49%         51.56%         24.80%        33.95%         30.22%

Net Assets, At End of period           $ 116,186,243  $ 118,895,577  $ 132,977,195  $ 133,027,008  $ 110,897,303  $ 105,567,503

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.


                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--95.84%

COMPANY                                              SHARES    MARKET VALUE
-------------------------------------------------------------------------------
AUSTRALIA-1.52%
Australia & New Zealand Banking Group, Ltd.          52,273   $     566,073
Westpac Banking Corporation, Ltd.                   131,890       1,202,433
                                                              -------------
                                                                  1,768,506
                                                              -------------
BRAZIL-0.68%
Companhia Vale do Rio Doce, (CVRD) ADR               30,600         794,070
                                                              -------------
CANADA-1.10%
BCE, Inc.                                            66,600       1,155,614
Nortel Networks Corp.+                               86,857         125,943
                                                              -------------
                                                                  1,281,557
                                                              -------------
FINLAND-3.03%
KCI Konecranes International                         36,700       1,232,395
Sampo Oyj                                           124,200         969,067
Stora Enso Oyj, Class R                              93,800       1,314,590
                                                              -------------
                                                                  3,516,052
                                                              -------------
FRANCE-5.63%
Alcatel, SA, ADR                                     26,867         191,024
Alstom                                               95,592       1,011,151
Aventis, SA (France)                                  3,420         242,356
Aventis, SA (Germany)                                19,654       1,331,619
Axa                                                  51,200         936,518
TotalFinaElf, SA                                      8,600       1,396,385
Unibail (Union du Credit-Bail Immobilier)            23,100       1,425,926
                                                              -------------
                                                                  6,534,979
                                                              -------------
GERMANY-7.59%
Adidas-Salomon, AG                                   12,200       1,000,099
BASF, AG                                             31,000       1,437,481
Bayer, AG                                            33,400       1,058,904
Deutsche Post, AG                                    70,300         892,202
E.On, AG                                             39,930       2,326,785
Merck KGaA                                           34,965         941,033
Volkswagen, AG                                       24,000       1,166,222
                                                              -------------
                                                                  8,822,726
                                                              -------------
HONG KONG-3.33%
Cheung Kong (Holdings), Ltd.                         73,000         608,357
China Mobile (Hong Kong), Ltd., ADR+                 37,600         549,712
Hongkong Electric Holdings, Ltd.                    211,000         788,575
Hutchison Whampoa, Ltd.                             184,800       1,380,130
Swire Pacific, Ltd., Class B                        732,000         539,636
                                                              -------------
                                                                  3,866,410
                                                              -------------
IRELAND-0.18%
Elan Corporation, PLC, ADR+                          39,100         213,877
                                                              -------------
ITALY-3.47%
Banca Nazionale del Lavoro, SPA+                    376,000         655,447
ENI, SPA                                            103,200       1,641,007
IntesaBci, SPA                                      234,400         715,354
Riunione Adriatica di Sicurta, SPA                   75,700       1,016,062
                                                              -------------
                                                                  4,027,870
                                                              -------------
JAPAN-5.97%
East Japan Railway Co.                                  170         795,704
Hitachi, Ltd.                                       106,000         685,405
Kurita Water Industries, Ltd.                        52,137         641,620
NEC Corp.                                            94,000         654,084
Nippon Express Company, Ltd.                        192,000       1,017,220
Nippon Telegraph & Telephone Corp.                      110         452,459
Ono Pharmaceutical Company, Ltd.                     25,000         892,737
Sony Corp.                                           22,200       1,172,456
TOTO, Ltd.                                          134,000         626,084
                                                              -------------
                                                                  6,937,769
                                                              -------------
MEXICO-1.44%
Telefonos de Mexico, SA de CV, ADR                   52,100       1,671,368
                                                              -------------
NETHERLANDS-5.35%
Akzo Nobel, NV                                       26,270       1,143,945
Imtech, NV                                           41,070         861,963
ING Groep, NV                                        65,510       1,682,232
Koninklijke (Royal) Philips Electronics, NV          47,400       1,323,455
Wolters Kluwer, NV, CVA                              63,700       1,209,199
                                                              -------------
                                                                  6,220,794
                                                              -------------
NEW ZEALAND-0.43%
Telecom Corporation of New Zealand, Ltd.            206,000         493,287
                                                              -------------
SINGAPORE- 0.41%
DBS Group Holdings, Ltd.                             67,337         472,621
                                                              -------------
SOUTH KOREA-2.61%
KT Corp., ADR                                        51,580       1,116,707
Samsung Electronics Company, Ltd.                     7,000       1,914,443
                                                              -------------
                                                                  3,031,150
                                                              -------------
SPAIN-2.07%
Iberdrola, SA                                        72,900       1,062,000
Repsol, SA                                           86,000       1,014,163
Telefonica, SA, ADR                                  13,439         333,959
                                                              -------------
                                                                  2,410,122
                                                              -------------
SWEDEN-2.28%
Autoliv, Inc., SDR                                   22,200         541,098
Nordea, AB                                          235,500       1,281,256
Volvo, AB, Series B                                  40,000         829,144
                                                              -------------
                                                                  2,651,498
                                                              -------------
SWITZERLAND-1.99%
Swiss Re                                             13,400       1,310,106
UBS, AG                                              20,000       1,005,913
                                                              -------------
                                                                  2,316,019
                                                              -------------
UNITED KINGDOM-17.69%
Accenture, Ltd., ADR                                 68,500       1,301,500
Ace, Ltd.                                            32,000       1,011,200
Amersham, PLC                                       101,565         900,063
BAE Systems, PLC                                    457,500       2,336,322
BHP Billiton, PLC                                   240,650       1,311,469
Cable & Wireless, PLC                               263,800         672,569


                       See notes to financial statements.

COMPANY                                              SHARES    MARKET VALUE
-------------------------------------------------------------------------------
UNITED KINGDOM-CONTINUED
Hanson, PLC                                         126,000   $     899,863
HSBC Holdings, PLC                                   68,000         780,286
Invensys, PLC                                       459,700         623,678
Lloyds TSB Group, PLC                               110,300       1,097,956
Marks & Spencer Group, PLC                          157,452         894,668
Rolls-Royce, PLC                                    360,698         890,748
Safeway, PLC                                        240,700       1,033,799
Shell Transport & Trading Co., PLC                  157,100       1,185,434
Shire Pharmaceuticals Group, PLC+                   122,664       1,084,529
Smiths Group, PLC                                    84,420       1,096,430
Unilever, PLC                                       134,800       1,228,817
United Business Media, PLC                          136,986         908,368
XL Capital, Ltd.                                     15,300       1,295,910
                                                              -------------
                                                                 20,553,609
                                                              -------------
UNITED STATES-29.07%
Abbott Laboratories                                  39,600       1,490,940
Agere Systems, Inc.+                                202,100         282,940
Albertson's, Inc.                                    33,430       1,018,278
Aon Corp.                                            36,300       1,070,124
Bank of America Corp.                                19,400       1,364,984
Bristol-Myers Squibb Co.                             40,680       1,045,476
Burlington Resources, Inc.                           34,200       1,299,600
CIGNA Corp.                                          10,500       1,022,910
Clorox Co., The                                      27,430       1,134,231
Dun & Bradstreet Corp.+                              39,250       1,297,213
Federated Department Stores, Inc.+                   20,700         821,790
Gartner Group, Inc., Class B+                       110,000       1,034,000
Hewlett-Packard Co.                                  46,046         703,583
International Paper Co.                              29,100       1,268,178
Interpublic Group of Companies, Inc., The            40,242         996,392
J.C. Penney Company, Inc.                            58,060       1,278,481
Jabil Circuit, Inc.+                                 16,500         348,315
Kraft Foods, Inc.                                    45,900       1,879,605
Lexmark International, Inc.+                         24,700       1,343,680
Mattel, Inc.                                         72,300       1,519,023
Moody's Corp.                                        40,970       2,038,258
Morgan Stanley                                       10,420         448,894
Mylan Laboratories, Inc.                             46,200       1,448,370
Newell Rubbermaid, Inc.                              42,340       1,484,440
Occidental Petroleum Corp.                           62,830       1,884,272
SBC Communications, Inc.                             57,400       1,750,700
Toys "R" Us, Inc.+                                   42,900         749,463
Waste Management, Inc.                               67,000       1,745,350
                                                              -------------
                                                                 33,769,490
                                                              -------------
TOTAL COMMON STOCK
  (Cost $108,126,173 )                                          111,353,774
                                                              -------------
PREFERRED STOCK--0.77%
AUSTRALIA-0.34%
News Corporation, Ltd., The                          85,267         391,559
                                                              -------------
BRAZIL-0.43%
Empresa Brasiliera de Aeronautica, SA, ADR           23,413         501,038
                                                              -------------
TOTAL PREFERRED STOCK
  (Cost $955,353 )                                                  892,597
                                                              -------------
TOTAL INVESTMENTS
  (Cost $109,081,526)                                 96.61%    112,246,371
Other assets, less liabilities                         3.39       3,939,872
                                                     ------   -------------
TOTAL NET ASSETS                                     100.00%  $ 116,186,243
                                                     ======   =============

+    Non-income producing security.


                       See notes to financial statements.

                      [This page intentionally left blank]

                               BALANCED PORTFOLIO

                               PORTFOLIO MANAGER
                          Janus Capital Management LLC
                                (Since 05/01/99)

                               KAREN L. REIDY, CFA
                            EXECUTIVE VICE PRESIDENT

                              - Joined Janus in 1995
                              - 7 years of investment experience
                              - B.S. from University of Colorado
                              - Chartered Financial Analyst

                        INVESTMENT OBJECTIVE AND STRATEGY
         To seek reasonable current income and long-term capital growth, consistent with conservation of capital.

                            NET ASSETS AS OF 06/30/02
                                   $65,108,187


     The positive market momentum that had started to build at the end of 2001 lost steam the first six months of the year. Equity markets were volatile as a crisis of confidence triggered by the collapse of energy trader Enron weighed on share prices across the board. Although interest rates hovered at 40-year lows and there were indications that the economy was slowly climbing out of recession, these encouraging signs were eclipsed by seemingly endless disclosures of corporate deception, undermining the confidence of investors and consumers alike. Threats of terrorist attacks in the U.S. and escalating violence in the Middle East also took a toll.

     Bonds benefited in this unfavorable environment for stocks as investors turned to debt securities for their relative stability and safety. By the end of June, U.S. Treasuries were on track to beat equities for the third year in a row. Gross domestic product grew at a surprising 6.1% annual rate in the first quarter; however, our research indicated the economy was still weak. Consequently, we maintained our fixed-income weighting at about 45% during the period. The JPVF Balanced Portfolio declined against this backdrop, but topped the Balanced Index.

     As the stock market fell dramatically and the economy showed signs of picking up, we focused our efforts on putting cash to work in the equity of great companies selling at attractive valuations. Consumer products giant 3M is one such company. Under the astute leadership of former top GE executive Jim McNerny, the corporation that makes products ranging from Post-It Notes to electronic circuitry is cutting costs and emphasizing cash generation, enabling it to post solid results in a stagnant economy. McNerny's slow but steady approach to bringing much needed structural as well as strategic change to the 100-year-old conglomerate has been embraced by employees and applauded by investors. 3M is also benefiting from the weak dollar as 50% of its sales come from overseas. Looking

[SIDENOTE]

[CHART]

Common Stock             43.14%
Preferred Stock           1.54%
Cash                     10.50%
Corporate Bonds          20.68%
Government & Agency
   Obligations           24.14%

        NUMBER OF HOLDINGS
      ----------------------
                179

                               PERCENT OF
TOP TEN HOLDINGS               PORTFOLIO++
------------------------------------------
U.S. Treasury Note,
  5.875%, due 11/15/04            2.28%
U.S. Treasury Bond,
  6.250%, due 05/15/30            2.27%
Marsh & McLennan
  Companies, Inc.                 1.91%
Honeywell International, Inc.     1.85%
Citigroup, Inc.                   1.72%
U.S. Treasury Bond,
  7.250%, due 05/15/16            1.65%
3M Co.                            1.57%
Exxon Mobil Corp.                 1.56%
Fannie Mae,
  5.625%, due 05/14/04            1.48%
U.S. Treasury Note,
  6.500%, due 10/15/06            1.43%

                               PERCENT OF
TOP TEN INDUSTRIES             PORTFOLIO++
------------------------------------------
U.S. Treasury Bills, Bonds,
  and Notes                      15.11%
Government Agency                 9.04%
Insurance                         7.06%
Beverages                         6.52%
Banking                           6.01%
Financial Services                4.44%
Motor Vehicle Manufacturing       4.09%
Retail Stores                     3.50%
Multimedia                        3.09%
Aerospace & Defense               3.03%

 ++Represents market value of investments plus cash.

forward, we remain confident that 3M have the fundamentals in place to succeed in a slower-growth environment.

   Another winner was Honeywell International. When European Union regulators rejected the proposed merger between the diversified manufacturer and General Electric last year, Honeywell's stock price tumbled, which we viewed as an attractive buying opportunity. Later, well-regarded former CEO Larry Bossidy temporarily came out of retirement to help put the company back on track. We are equally pleased that Bossidy named his old GE colleague and previous TRW CEO David Cote to continue the recovery. Amid these changes, Honeywell has profited from increased military spending as the top provider of cockpit systems and electronics. Furthermore, an eventual rebound in the commercial airline business bodes well for the manufacturer going forward.

   Anheuser-Busch was also a standout. The brewer epitomizes everything we look for in an investment: it enjoys improving free cash flow, declining capital intensity and dominant market share. No question, Anheuser-Busch's management team not only has executed well on its business plan by delivering consistent, predictable earnings, but it also has continued to gain our respect.

   On the downside, Citigroup hindered our results. Pressuring shares of the financial services powerhouse were concerns over its loan exposure to long-distance phone company WorldCom as well as burgeoning financial crises in Latin America. Meanwhile, allegations that Merrill Lynch deceived investors with misleading stock recommendations also worked against the stock. Nevertheless, given Citigroup's strong fundamentals and attractive valuation, we remain firm believers in the franchise.

   Another disappointment was payroll and tax filing processor Automatic Data Processing (ADP). As the economy slipped into recession and companies laid off employees to cut costs and shore up their balance sheets, ADP struggled as its pays per control, or the number of employees on payroll, declined. At the same time, client losses increased when the sluggish economy forced businesses to become more price-sensitive. Plus, with about $6 billion of float in the market on which it earns interest, ADP saw its earnings trimmed by about 10% amid historically low interest rates. Although the days of double-digit revenue growth may not return any time soon, as the economy continues to show welcome signs of a turnaround and unemployment starts to level off, we expect ADP to benefit as companies gradually begin to add workers.

   Looking ahead, despite an improving economic picture, emotions may continue to drive the market. However, I am confident that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find solid opportunities that will reward us over the long term.


                     BALANCED PORTFOLIO, THE S&P 500 INDEX
                         AND THE BALANCED BENCHMARK(1)
              Comparison of Change in Value of $10,000 Investment.

[CHART]

              BALANCED     S&P 500      BALANCED
             BENCHMARK(1)   INDEX       PORTFOLIO
               ACCOUNT     ACCOUNT      ACCOUNT
 DATE           VALUE       VALUE        VALUE
  5/1/1992    $10,000     $10,000       $10,000
 6/30/1992     10,070       9,958        10,081
 9/30/1992     10,403      10,272        10,467
12/31/1992     10,712      10,787        10,847
 3/31/1993     11,129      11,256        11,379
 6/30/1993     11,273      11,310        11,526
 9/30/1993     11,545      11,598        11,856
12/31/1993     11,702      11,867        11,852
 3/31/1994     11,351      11,420        11,654
 6/30/1994     11,347      11,470        11,550
 9/30/1994     11,691      12,031        11,698
12/31/1994     11,725      12,028        11,694
 3/31/1995     12,573      13,195        12,186
 6/30/1995     13,516      14,451        12,848
 9/30/1995     14,220      15,596        13,481
12/31/1995     14,917      16,532        14,308
 3/31/1996     15,286      17,512        14,377
 6/30/1996     15,717      18,399        14,850
 9/30/1996     16,114      19,074        15,163
12/31/1996     17,056      20,767        15,819
 3/31/1997     17,298      20,860        15,663
 6/30/1997     19,176      24,494        17,218
 9/30/1997     20,172      26,326        18,243
12/31/1997     20,736      27,079        18,402
 3/31/1998     22,605      30,849        19,856
 6/30/1998     23,226      31,864        20,162
 9/30/1998     22,325      28,701        18,914
12/31/1998     24,995      34,802        21,667
 3/31/1999     25,668      36,534        21,830
 6/30/1999     26,635      39,105        23,440
 9/30/1999     25,892      36,663        22,766
12/31/1999     27,808      42,118        26,490
 3/31/2000     29,037      43,084        27,858
 6/30/2000     28,898      41,940        26,962
 9/29/2000     29,149      41,533        26,853
12/29/2000     28,546      38,284        26,106
 3/30/2001     27,241      33,743        24,702
 6/29/2001     28,130      35,717        25,326
 9/28/2001     26,613      30,474        23,874
12/31/2001     28,058      33,731        24,986
 3/28/2002     28,120      33,826        25,195
 6/28/2002     26,664      29,293        24,194

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

                         S&P 500    BALANCED
             BALANCED     INDEX   BENCHMARK(1)
YTD           -3.17%    -13.16%      -4.98%
1 YEAR        -4.47%    -17.99%      -5.28%
5 YEAR         7.04%      3.67%       6.82%
10 YEAR        9.15%     11.42%      10.23%
INCEPTION      9.08%     11.15%      10.13%

                                 INCEPTION DATE
                                  MAY 1, 1992

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index and the Balanced Benchmark are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through June 30, 2002.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (UNAUDITED)
                                         SIX MONTHS     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         ENDED JUNE      DECEMBER       DECEMBER       DECEMBER      DECEMBER      DECEMBER
                                          30, 2002       31, 2001       31, 2000       31, 1999      31, 1998      31, 1997
Net asset value, beginning of period   $    12.34      $   13.98      $   15.27      $   12.71     $   11.75     $   12.07

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                      0.13           0.30           0.38           0.31          0.24          0.30
  Net gains and losses on securities
    (both realized and unrealized)          (0.51)         (0.91)         (0.53)          2.47          1.84          1.60
                                       -----------     ----------     ----------     ----------    ----------    ----------

Total from investment operations            (0.38)         (0.61)         (0.15)          2.78          2.08          1.90

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income      (0.13)         (0.37)         (0.31)                       (0.24)        (0.30)
  Dividends in excess of net
    investment income                       (0.17)
  Distributions from capital gains                         (0.66)         (0.83)         (0.22)        (0.88)        (1.64)
  Distributions in excess of capital gains                                                                           (0.28)
  Returns of capital
                                       -----------     ----------     ----------     ----------    ----------    ----------

Total distributions                         (0.30)         (1.03)         (1.14)         (0.22)        (1.12)        (2.22)

Net asset value, end of period         $    11.66      $   12.34      $   13.98      $   15.27     $   12.71     $   11.75
                                       ===========     ==========     ==========     ==========    ==========    ==========

Total Return (A)                            (3.17%)        (4.29%)        (1.45%)        22.26%        17.74%        16.33%

Ratios to Average Net Assets: (B)
  Expenses                                   0.86%          0.86%          0.79%          0.97%         0.94%         0.97%
  Net investment income                      2.31%          2.55%          2.98%          2.49%         2.08%         2.60%

Portfolio Turnover Rate                     44.49%        113.93%         74.92%        237.64%       247.07%       254.04%

Net Assets, At End of Period           $ 65,108,187    $ 65,749,492   $ 61,953,375   $ 53,313,418  $ 35,113,754  $ 22,637,577

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)  Ratios are calculated on an annualized basis.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--42.36%

COMPANY                                         SHARES      MARKET VALUE
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE-1.81%
Honeywell International, Inc.                   33,535      $  1,181,438
                                                            ------------
AGRICULTURAL OPERATIONS-0.37%
Monsanto Co.                                    13,410           238,698
                                                            ------------
AUTOMOTIVE PARTS & EQUIPMENT-1.00%
Delphi Corp.                                    24,680           325,776
Goodyear Tire & Rubber Co., The                 17,410           325,741
                                                            ------------
                                                                 651,517
                                                            ------------
BANKING-4.67%
Bank of America Corp.                            7,420           522,071
Citigroup, Inc.                                 28,396         1,100,345
J.P. Morgan Chase & Co.                         22,565           765,405
U.S. Bancorp                                    27,854           650,391
                                                            ------------
                                                               3,038,212
                                                            ------------
BEVERAGES-3.03%
Anheuser-Busch Companies, Inc.                  15,640           782,000
Coca-Cola Co., The                               2,705           151,480
Diageo, PLC                                     48,341           627,843
PepsiCo, Inc.                                    8,575           413,315
                                                            ------------
                                                               1,974,638
                                                            ------------
BROADCASTING-0.91%
Comcast Corp.+                                   7,915           185,448
Liberty Media Corp.+                            42,510           403,845
                                                            ------------
                                                                 589,293
                                                            ------------
CHEMICALS-0.63%
E.I. du Pont de Nemours and Co.                  9,225           409,590
                                                            ------------
COMPUTER EQUIPMENT & SERVICES-2.60%
Apple Computer, Inc.+                            9,110           161,429
Automatic Data Processing, Inc.                 14,770           643,234
Electronic Data Systems Corp.                    7,860           291,999
First Data Corp.                                 7,310           275,295
Lexmark International, Inc.+                     5,860           318,784
                                                            ------------
                                                               1,690,741
                                                            ------------
COMPUTER INFORMATION & TECHNOLOGY-0.59%
Cadence Design Systems, Inc.+                   23,965           386,316
                                                            ------------
COMPUTER SOFTWARE-0.41%
Microsoft Corp.+                                 4,945           267,623
                                                            ------------
DIVERSIFIED OPERATIONS-0.73%
General Electric Co.                            16,260           472,353
                                                            ------------
ELECTRONIC COMPONENTS-0.52%
Linear Technology Corp.                          4,845           152,278
Maxim Integrated Products, Inc.+                 4,840           185,517
                                                            ------------
                                                                 337,795
                                                            ------------
ELECTRONICS - SEMICONDUCTORS-0.32%
Texas Instruments, Inc.                          8,780      $    208,086
                                                            ------------
ENGINEERING & CONSTRUCTION-0.69%
Fluor Corp.                                     11,555           450,067
                                                            ------------
ENTERTAINMENT & LEISURE-0.52%
Walt Disney Co., The                            17,755           335,570
                                                            ------------
FINANCIAL SERVICES-0.75%
Accenture, Ltd., ADR                             8,150           154,850
Household International, Inc.                    6,695           332,742
                                                            ------------
                                                                 487,592
                                                            ------------
FOOD PRODUCTS-0.70%
H.J. Heinz Co.                                  11,045           453,950
                                                            ------------
HEALTHCARE-1.08%
Tenet Healthcare Corp.+                          9,785           700,117
                                                            ------------
HOUSEHOLD PRODUCTS-0.70%
Proctor & Gamble Co., The                        5,080           453,644
                                                            ------------
INSURANCE-6.30%
AFLAC, Inc.                                     19,155           612,960
American International Group, Inc.               7,793           531,716
Berkshire Hathaway, Inc., Class B+                 262           585,046
Chubb Corp., The                                 5,450           385,860
CIGNA Corp.                                      4,205           409,651
Marsh & McLennan Companies, Inc.                12,670         1,223,922
XL Capital, Ltd.                                4,1953           355,317
                                                            ------------
                                                               4,104,472
                                                            ------------
LODGING-0.08%
Fairmont Hotels & Resorts, Inc.                  1,996            51,457
                                                            ------------
MANUFACTURING-2.03%
3M Co.                                           8,185         1,006,755
Bombardier, Inc., Class B                       37,938           314,300
                                                            ------------
                                                               1,321,055
                                                            ------------
MEDICAL - BIOTECHNOLOGY-0.07%
Immunex Corp.+                                   2,160            48,254
                                                            ------------
MINING & METALS - PRECIOUS-0.00%
Companhia Vale do Rio Doce, (CVRD) ADR+             65             1,799
                                                            ------------
MOTOR VEHICLE MANUFACTURING-2.67%
Bayerische Motoren Werke (BMW), AG+             15,359           633,322
Ford Motor Co.                                  29,385           470,160
General Motors Corp.                             8,575           458,334
Harley-Davidson, Inc.                            3,490           178,932
                                                            ------------
                                                               1,740,748
                                                            ------------


                       See notes to financial statements.

COMPANY                                         SHARES      MARKET VALUE
-----------------------------------------------------------------------------
MULTIMEDIA-1.95%
Gannett Company, Inc.                             6,510      $  494,109
Viacom, Inc., Class B+                           17,408         772,393
                                                             ----------
                                                              1,266,502
                                                             ----------
OIL & GAS -
    DISTRIBUTION & MARKETING-0.86%
Burlington Resources, Inc.                       14,805         562,590
                                                             ----------
OIL & GAS - INTEGRATED-2.00%
EnCana Corp.                                      7,260         222,156
EnCana Corp. (Canada)                             2,742          84,194
Exxon Mobil Corp.                                24,395         998,243
                                                             ----------
                                                              1,304,593
                                                             ----------
PHARMACEUTICAL-1.87%
Schering-Plough Corp.                            20,095         494,337
Wyeth                                            14,135         723,712
                                                             ----------
                                                              1,218,049
                                                             ----------
RETAIL STORES-1.66%
Gap, Inc., The                                    7,955         112,961
Kroger Co., The+                                 15,205         302,580
Target Corp.                                      8,975         333,332
Wal-Mart Stores, Inc.                             6,040         332,260
                                                             ----------
                                                              1,081,133
                                                             ----------
TELECOMMUNICATIONS -
    EQUIPMENT & SERVICES-0.09%
Lucent Technologies, Inc.+                       36,335          60,316
                                                             ----------
TOYS-0.32%
Mattel, Inc.                                     10,025         210,625
                                                             ----------
TRANSPORTATION-0.43%
FedEx Corp.+                                      5,230         279,282
                                                             ----------
TOTAL COMMON STOCK
  (Cost $28,854,016 )                                        27,578,115
                                                             ----------

PREFERRED STOCK--1.51%

AUTOMOTIVE PARTS & EQUIPMENT-0.91%
Ford Motor Company Capital Trust II,
    6.500%, due 01/15/32                         10,565         594,281
                                                             ----------
MOTOR VEHICLE MANUFACTURING-0.25%
  General Motors Corp., Series B, 5.250%,
    due 03/06/32                                  6,030         158,408
                                                             ----------
PUBLISHING & PRINTING-0.18%
  Tribune Co., 2.000%, due 05/15/29               1,795         117,124
                                                             ----------
UTILITIES - ELECTRIC & GAS-0.17%
Reliant Energy, Inc., 2.000%, due 09/15/29         4,425     $  112,528
                                                             ----------
TOTAL PREFERRED STOCK
  (Cost $1,264,984 )                                            982,341
                                                             ----------

   CORPORATE BONDS--20.30%

                                           PRINCIPAL VALUE
                                           ---------------
AEROSPACE & DEFENSE-1.16%
Honeywell International, Inc., 5.125%,
     due 11/01/06                               $170,000        171,398
Honeywell International, Inc., 6.125%,
     due 11/01/11                                135,000        138,114
Lockheed Martin Corp., 7.250%,
     due 05/15/06                                 85,000         92,355
Lockheed Martin Corp., 8.200%,
     due 12/01/09                                105,000        121,526
Lockheed Martin Corp., 7.650%,
     due 05/01/16                                205,000        233,130
                                                             ----------
                                                                756,523
                                                             ----------
APPLIANCES-0.33%

Maytag Corp., 6.875%, due 12/01/06               200,000        214,890
                                                             ----------
AUTOMOTIVE PARTS & EQUIPMENT-0.41%
Delphi Automotive Systems Corp.,
     6.550%, due 06/15/06                        160,000        166,827
Lear Corp., Series B, 7.960%,
     due 05/15/05                                100,000        103,088
                                                             ----------
                                                                269,915
                                                             ----------
BANKING-1.23%
Citigroup, Inc., 7.250%, due 10/01/10            200,000        217,698
Citigroup, Inc., 6.625%, due 06/15/32             60,000         58,007
J.P. Morgan Chase & Co., 5.250%,
     due 05/30/07                                129,000        129,747
J.P. Morgan Chase & Co., 6.625%,
     due 03/15/02                                230,000        236,535
U.S. Bancorp, 5.700%, due 12/15/08               130,000        133,261
U.S. Bancorp, 7.125%, due 12/01/09                25,000         27,306
                                                             ----------
                                                                802,554
                                                             ----------
BEVERAGES-3.37%
Anheuser-Busch Companies, Inc., 5.375%,
     due 09/15/08                                500,000        513,568
Anheuser-Busch Companies, Inc., 5.650%,
     due 09/15/08                                190,000        197,202
Anheuser-Busch Companies, Inc., 5.750%,
     due 04/01/10                                 80,000         81,731
Anheuser-Busch Companies, Inc., 6.000%,
     due 04/15/11                                175,000        181,507
Anheuser-Busch Companies, Inc., 7.550%,
     due 10/01/30                                 60,000         68,953
Anheuser-Busch Companies, Inc., 6.830%,
     due 01/15/31                                 75,000         79,317


                       See notes to financial statements.


  COMPANY                                            PRINCIPAL VALUE  MARKET VALUE
------------------------------------------------------------------------------------
BEVERAGES-CONTINUED
Anheuser-Busch Companies, Inc., 6.800%,
  due 08/20/32                                           $   95,000   $  100,437
Coca-Cola Enterprises, Inc., 5.375%,
  due 08/15/06                                              265,000      272,709
Coca-Cola Enterprises, Inc., 7.125%,
  due 09/30/09                                              390,000      428,794
Coca-Cola Enterprises, Inc., 6.125%,
  due 08/15/11                                              200,000      205,963
Pepsi Bottling, Series 144A, 5.625%,
  due 02/17/09++                                             65,000       66,047
                                                                       ---------
                                                                       2,196,228
                                                                       ---------
BROADCASTING-1.34%
Clear Channel Communications, Inc., 6.000%,
  due 11/01/06                                              300,000      294,829
Cox Communications, Inc., 7.500%,
  due 08/15/04                                              170,000      172,743
Cox Communications, Inc., 7.750%,
  due 08/15/06                                               70,000       69,724
TCI Communications, Inc., 6.375%,
  due 05/01/03                                              330,000      337,016
                                                                       ---------
                                                                         874,312
                                                                       ---------
CHEMICALS-0.32%
Dow Chemical Co., 6.125%,
  due 02/01/11                                              210,000      211,588
                                                                       ---------
COMPUTER EQUIPMENT & SERVICES-0.20%
Apple Computer, Inc., 6.500%,
  due 02/15/04                                              130,000      130,000
                                                                       ---------
COMPUTER INFORMATION & TECHNOLOGY-0.10%
Sun Microsystems, Inc., 7.350%,
  due 08/15/04                                               25,000       26,259
Sun Microsystems, Inc., 7.650%,
  due 08/15/09                                               35,000       36,951
                                                                       ---------
                                                                          63,210
                                                                       ---------
COSMETICS & PERSONAL CARE-0.25%
International Flavors & Fragrances, Inc., 6.450%,
  due 05/15/06                                              155,000      161,253
                                                                       ---------
ENTERTAINMENT & LEISURE-0.03%
Six Flags, Inc., 9.750%, due 06/15/07                        20,000       20,500
                                                                       ---------
FINANCIAL SERVICES-3.61%
American Express Co., 6.750%,
   due 06/23/04                                             285,000      303,891
American Express Co., Series B,
  4.250%, due 02/07/05                                       95,000       96,178
American General Finance Corp.,
  Series F, 5.875%, due 07/14/06                            170,000      175,555
Associates Corporation of North America,
  5.750%, due 11/01/03                                       25,000       25,976
Charles Schwab Corp., The, 8.050%,
   due 03/01/10                                             200,000      220,269
General Electric Capital Corp., 5.375%,
   due 01/15/03                                             205,000      208,505
General Electric Capital Corp., 5.375%,
   due 04/23/04                                             330,000      342,892
General Electric Capital Corp., 5.350%,
   due 03/30/06                                             270,000      277,174
General Electric Capital Corp., 6.750%,
   due 03/15/32                                             200,000      196,455
Household Finance Corp., 6.000%,
   due 05/01/04                                              95,000       98,205
Household Finance Corp., 6.500%,
   due 01/24/06                                             110,000      112,462
Household Finance Corp., 6.750%,
   due 05/15/11                                              85,000       83,659
Salomon Smith Barney Holdings, 6.500%,
   due 02/15/08                                             195,000      208,403
                                                                       ---------
                                                                       2,349,624
                                                                       ---------
FOOD PRODUCTS-0.91%
General Mills, Inc., 5.125%, due 02/15/07                   125,000      124,917
General Mills, Inc., 6.000%, due 02/15/12                    85,000       84,200
Kellogg Co., Series B, 5.500%,
   due 04/01/03                                             340,000      346,207
Kellogg Co., Series B, 7.450%,
   due 04/01/31                                              35,000       38,467
                                                                       ---------
                                                                         593,791
                                                                       ---------
FOOD SERVICE & RESTAURANTS-0.42%
Fred Meyer, Inc., 7.450%, due 03/01/08                      190,000      208,901
Yum! Brands, Inc., 7.700%, due 07/01/12                      65,000       65,000
                                                                       ---------
                                                                         273,901
                                                                       ---------
HEALTHCARE-0.16%
  UnitedHealth Group, Inc., 5.200%,
   due 01/17/07                                             100,000      101,612
                                                                       ---------
INSURANCE-0.63%
AIG SunAmerica Global Financing, IX,
  Series 144A, 5.100%,
   due 01/17/07++                                           265,000      270,390
Marsh & McLennan Cos., Series 144A, 5.375%,
   due 03/15/07++                                           135,000      138,508
                                                                       ---------
                                                                         408,898
                                                                       ---------
LODGING-0.17%
Starwood Hotels & Resorts Worldwide, Inc.,
  Series 144A, 7.375%, due 05/01/07++                        65,000       63,944
Starwood Hotels & Resorts Worldwide, Inc.,
  Series 144A, 7.875%, due 05/01/12++                        50,000       49,000
                                                                       ---------
                                                                         112,944
                                                                       ---------
MACHINERY-0.21%
Black & Decker Corp., The, 7.125%,
  due 06/01/11                                              128,000      136,726
                                                                       ---------


  COMPANY                                         PRINCIPAL VALUE  MARKET VALUE
------------------------------------------------------------------------------------

MEDICAL PRODUCTS-0.48%
Pfizer, Inc., 5.625%, due 02/01/06                  $   295,000   $   311,080
                                                                  -----------
MOTOR VEHICLE MANUFACTURING-1.10%
General Motors Acceptance Corp.,
     Series MTN, 6.750%, due 12/10/02                   300,000       305,881
General Motors Acceptance Corp.,
     Series MTN, 5.800%, due 03/12/03                   110,000       112,363
General Motors Acceptance Corp.,
     5.360%, due 07/27/04                               164,000       167,007
General Motors Acceptance Corp.,
     5.250%, due 05/16/05                               130,000       130,797
                                                                  -----------
                                                                      716,048
                                                                  -----------
MULTIMEDIA-1.10%
Viacom, Inc., 7.750%, due 06/01/05                      645,000       707,086
                                                                  -----------
OIL & GAS - DISTRIBUTION & MARKETING-0.43 %
Burlington Resources, Inc., 7.200%,
  due 08/15/31                                          135,000       137,813
Valero Energy Corp., 6.125%, due 04/15/07                60,000        61,964
Valero Energy Corp., 6.875%, due 04/15/12                45,000        46,241
Valero Energy Corp., 7.500%, due 04/15/32                32,000        32,109
                                                                  -----------
                                                                      278,127
                                                                  -----------
OIL & GAS - INTEGRATED-0.29%
Conoco, Inc., 6.950%, due 04/15/29                      185,000       189,066
                                                                  -----------
RETAIL STORES-1.77%
Kroger Co., 7.800%, due 08/15/07                         75,000        82,828
Kroger Co., 7.000%, due 05/01/18                         60,000        60,218
Kroger Co., 6.800%, due 12/15/18                         90,000        88,425
Kroger Co., 7.500%, due 04/01/31                         90,000        93,693
Safeway, Inc., 6.850%, due 09/15/04                      55,000        58,518
Safeway, Inc., 6.500%, due 11/15/08                      65,000        68,655
Safeway, Inc., 6.500%, due 03/01/11                      10,000        10,303
Target Corp., 5.500%, due 04/01/07                      170,000       175,492
Target Corp., 5.400%, due 10/01/08                       55,000        55,811
Target Corp., 5.375%, due 06/15/09                      130,000       129,935
Wal-Mart Stores, Inc., 5.450%,
      due 08/01/06                                      160,000       166,870
Wal-Mart Stores, Inc., 6.875%,
      due 08/10/09                                      150,000       164,772
                                                                  -----------
                                                                    1,155,520
                                                                  -----------
TELECOMMUNICATIONS - WIRELESS-0.28%
VoiceStream Wireless Corp., 10.375%,
      due 11/15/09                                      191,000       183,360
                                                                  -----------
  TOTAL CORPORATE BONDS

    (Cost $12,766,163 )                                            13,218,756
                                                                  -----------
GOVERNMENT & AGENCY OBLIGATIONS--23.70%
GOVERNMENT AGENCY-8.87%
Fannie Mae, 4.750%, due 11/14/03                        155,000      159,789
Fannie Mae, 5.625%, due 05/14/04                        905,000      948,010
Fannie Mae, 5.500%, due 05/02/06                        400,000      420,174
Fannie Mae, 4.750%, due 01/02/07                        270,000      273,387
Fannie Mae, 5.000%, due 01/15/07                        370,000      380,098
Fannie Mae, 6.250%, due 02/01/11                        285,000      299,581
Fannie Mae, 5.375%, due 11/15/11                        675,000      675,663
Fannie Mae, 6.625%, due 11/15/30                        570,000      601,805
Federal Home Loan Bank, 4.875%,
      due 05/14/04                                      530,000      548,701
Federal Home Loan Bank, Series 314,
  3.375%, due 06/15/04                                  515,000      517,556
Federal Home Loan Bank, 6.500%,
      due 11/15/05                                      665,000      721,145
Freddie Mac, 5.875%, due 03/21/11                       225,000      230,617
                                                                 -----------
                                                                   5,776,526
                                                                 -----------
U.S. TREASURY BILLS, BONDS, AND NOTES -14.83%

U.S. Treasury Note, 3.375%, due 04/30/04                310,000      313,271
U.S. Treasury Note, 3.250%, due 05/31/04                195,000      196,493
U.S. Treasury Note, 6.000%, due 08/15/04                500,000      531,184
U.S. Treasury Note, 5.875%, due 11/15/04              1,370,000    1,456,052
U.S. Treasury Note, 5.750%, due 11/15/05                845,000      901,774
U.S. Treasury Note, 6.500%, due 10/15/06                830,000      913,719
U.S. Treasury Note, 5.625%, due 05/15/08                436,000      465,362
U.S. Treasury Note, 6.000%, due 08/15/09                120,000      130,355
U.S. Treasury Note, 5.750%, due 08/15/10                439,000      469,593
U.S. Treasury Note, 5.000%, due 08/15/11                170,000      172,361
U.S. Treasury Bond, 7.250%, due 05/15/16                895,000    1,054,808
U.S. Treasury Bond, 6.250%, due 08/15/23                412,000      441,428
U.S. Treasury Bond, 6.000%, due 02/15/26                595,000      618,891
U.S. Treasury Bond, 5.250%, due 02/15/29                575,000      540,913
U.S. Treasury Bond, 6.250%, due 05/15/30              1,340,000    1,451,538
                                                                 -----------
                                                                   9,657,742
                                                                 -----------
TOTAL GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $15,169,050 )                                           15,434,268
                                                                 -----------
  TOTAL INVESTMENTS
    (Cost $58,054,213)                           87.87%           57,213,480
  Other assets, less liabilities                 12.13             7,894,707
                                                 ------          -----------

  TOTAL NET ASSETS                               100.00%      $   65,108,187
                                                 =======      ==============

+    Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At June 30, 2002, the market value of the 144A securities was $587,889 or 0.90% of net assets.

                      [This page intentionally left blank]

                           HIGH YIELD BOND PORTFOLIO


PORTFOLIO MANAGER
Massachusetts Financial Services Company

BERNARD SCOZZAFAVA
SENIOR VICE PRESIDENT

- Joined MFS in 1989
- M.S. from Massachusetts Institute of Technology
- Graduate of Hamilton College

INVESTMENT OBJECTIVE AND STRATEGY

To seek a high level of income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

NET ASSETS AS OF 06/30/02
$15,140,340





     For the six months ended June 30, 2002, the JPVF High Yield Bond Portfolio provided a total return of -1.17%. This return, which includes the reinvestment of any distributions, compares to the return over the same period of -4.84% for the Portfolio's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index). The Lehman Index is a market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the U.S. Securities and Exchange Commission (SEC).

   The high-yield bond market declined during the first half of 2002, despite signs that the economy was improving and the recession was over. In anticipation of better corporate earnings, we saw strong flows into high-yield bond funds late last year and early in 2002. For a time, demand exceeded supply, as new high-yield bond issues totaled only $41 billion during the six-month period. However, the high-yield market weakened over the period, pulled down by the slow pace of the economic recovery and disappointing corporate earnings.

   The annualized default rate for high-yield bonds (the percentage of issuers that default on their payments to bond holders) hovered around 10% - near historic highs - during the period, according to Moody's, the credit rating agency. The magnitude of "fallen angels" (corporate bonds downgraded from investment grade to high yield) was unprecedented, totaling $78 billion during the first half of the year. Many of the fallen angels were in the telecommunications sector, most notably Qwest Communications International and WorldCom, which together represented over 6% of the high-yield market. Nontelecom issues fared better in anticipation of an improving economy.

   Telecom, which accounted for over 20% of the high-yield market last year, was the worst performing sector in 2002. We substantially cut our telecom holdings early in the year and were significantly underweighted in the sector, relative to the Lehman Index, for most of the period. Excess capacity, stiff competition, and weak pricing continued to plague telecom operators, leading to more bankruptcies. Fortunately, the Portfolio never owned WorldCom bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Our significant underweighting in both the technology and utilities sectors also helped performance, as both areas turned in dismal results related to weak corporate spending and growing

[SIDENOTE]

[PIE CHART]

Corporate Bonds                 94.39%
Short-Term Obligations           4.82%
Preferred Stock                  0.39%
Cash                             0.38%
Common Stock                     0.01%
Rights and Warrants              0.01%

NUMBER OF HOLDINGS
277

                         PERCENT OF
PORTFOLIO QUALITY        PORTFOLIO++
------------------------------------
BBB                        7.63%
BB                        22.30%
B                         55.10%
CCC                        6.20%
CC                         0.23%
C                          0.01%
D                          0.75%
Not Rated                  2.18%
Cash & cash equivalents    5.21%

Dollar Weighted
  Average Maturity          6.6 years


                                         PERCENT OF
TOP TEN HOLDINGS                         PORTFOLIO++
----------------------------------------------------
EchoStar Broadband,
  10.375%, due 10/01/07                     1.62%
Triad Hospitals, Inc.,
  8.750%, due 05/01/09                      1.49%
HCA, Inc., 7.875%, due 02/01/11             1.46%
Williams Scotman, Inc.,
  9.875%, due 06/01/07                      1.39%
Allied Waste NA,
  8.875%, due 04/01/08                      1.33%
CSC Holdings, Series B,
  8.125%, due 08/15/09                      1.29%
Clear Channel Communications, Inc.,
  8.000%, due 11/01/08                      1.28%
LIN Television Corp., Zero Coupon,
  Step-up, due 03/01/08                     1.25%
MGM Mirage, Inc.,
  8.375%, due 02/01/11                      1.23%
United Stationers,
  8.375%, due 04/15/08                      1.19%


++   Represents market value of investments plus cash.

THIS PORTFOLIO CARRIES A HIGHER DEGREE OF RISK THAN OTHER BOND PORTFOLIOS BECAUSE IT INVESTS IN LOWER GRADE ISSUES.

accounting concerns.

   We focused our buying on economically sensitive issues; especially better quality (or "BB"-rated) names that we felt were likely to benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier than the telecom and technology companies, have taken the right steps to survive a period of slow economic growth. They have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Although they have not yet seen a pick-up in sales, we think their outlooks have improved. Our investments in this area included Navistar, American Axle, Agco, and U.S. Steel.

   Television and radio broadcasters also attracted our interest, making media our largest sector concentration. Broadcasters had been particularly poor performers in 2001. However, we expected broadcasters' advertising profits to rise in an improving economy. By mid-year, profits had not yet increased dramatically but had begun trending up. We focused on companies in large markets with strong market shares, including Lin TV and Young Broadcasting.

   We benefited as well from our stake in more defensive sectors, including gaming, energy, and health care. Our investments in these defensive sectors were good, steady performers that gave the Portfolio stability in the midst of a volatile period.

   We maintained a sizable investment in the cable industry, which in the past was also viewed as a defensive area, due to steady cash flows from customer subscription payments. However, news this past spring of Adelphia Communication's improper accounting practices hurt the industry in general, as investors worried that other cable firms might also be booking revenues or expenses in an unacceptable manner. Adelphia's performance was a major disappointment to us, but fortunately we held a below-average stake even before the company's problems came to light.

   We remain optimistic about the prospects for high-yield bonds, but we also expect volatility to continue. Historically, a stronger economy has typically set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

   At mid-year, Moody's estimated that the default rate for high-yield bonds, which had averaged around 10% over the period, would decline to around 8% by year-end. In addition, the percentage of high-yield issues trading at distressed levels had declined from about 30% at the start of the year to about 21% by the end of June 2002. (A distressed bond is one whose yield is 10 percentage points higher than Treasury bonds of similar maturities.) We think a declining distressed ratio bodes well for the high-yield market because it tells us that we're getting through the worst part of the cycle.

   The high-yield market has been through an extended period of weakness that began in 1998. June 2002 was the worst month ever for the high-yield market, with a return of -7.4%, as measured by the Lehman Brothers High Yield Bond Index. We believe that the market is working its way through the weakest credits, which should result in more-secure footing and increased investor interest ahead.


[SIDENOTE]


      HIGH YIELD BOND PORTFOLIO AND THE LEHMAN BROS. HIGH YIELD BOND INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT.

[CHART]

               HIGH                 LEHMAN BROS.
               YIELD                 HIGH YIELD
               BOND                     BOND
   DATE      PORTFOLIO                 INDEX
01/01/98       10,000                 10,000
03/31/98       10,289                 10,336
06/30/98       10,387                 10,450
09/30/98        9,640                  9,975
12/31/98       10,089                 10,187
03/31/99       10,537                 10,375
06/30/99       10,470                 10,410
09/30/99       10,338                 10,263
12/31/99       10,572                 10,430
03/31/00       10,524                 10,186
06/30/00       10,529                 10,303
09/30/00       10,392                 10,362
12/31/00        9,735                  9,819
03/31/01       10,294                 10,443
06/30/01       10,033                 10,204
09/30/01        9,439                  9,772
12/31/01       10,069                 10,337
03/31/02       10,144                 10,511
06/30/02        9,951                  9,837

[SIDENOTE]

      AVERAGE ANNUAL TOTAL RETURNS

                          LEHMAN
               HIGH     BROS. HIGH
               YIELD    YIELD BOND
               BOND        INDEX
 YTD          -1.17%      -4.84%
 1 YEAR       -0.82%      -3.60%
 INCEPTION    -0.11%      -0.37%

INCEPTION DATE
 January 1, 1998

Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                               (UNAUDITED)
                                               SIX MONTHS       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                               ENDED JUNE        DECEMBER         DECEMBER          DECEMBER        DECEMBER
                                                30, 2002          31, 2001        31, 2000          31, 1999        31, 1998

  Net asset value, beginning of period     $      7.19      $       7.70      $      9.19       $      9.49     $     10.00

INCOME FROM INVESTMENT OPERATIONS

   Net investment income                           0.28             0.77             0.76              0.75            0.60
   Net gains and losses on securities
     (both realized and unrealized)               (0.36)           (0.51)           (1.49)            (0.30)          (0.51)
                                                  ------           ------           ------            ------          -------

    Total from investment operations              (0.08)            0.26            (0.73)             0.45            0.09

  LESS DISTRIBUTIONS TO SHAREHOLDERS

   Dividends from net investment income                            (0.77)           (0.76)            (0.75)          (0.60)
   Dividends in excess of net
     investment income
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                                  ------           ------           ------            ------          -------

    Total distributions                            0.00            (0.77)           (0.76)            (0.75)          (0.60)

  Net asset value, end of period           $       7.11     $       7.19      $      7.70       $      9.19     $      9.49
                                                  ======           ======           ======            ======          ======



    Total Return (A)                              (1.17%)           3.43%           (7.92%)            4.79%           0.89%


  Ratios to Average Net Assets:  (B)
     Expenses                                      1.17%            1.11%            1.17%             1.15%           1.24%
     Net investment income                         7.88%            8.65%            8.50%             7.58%           7.85%

  Portfolio Turnover Rate                         36.21%           58.23%           38.15%            43.44%          84.21%

  Net Assets, At End of Period             $ 15,140,340     $ 13,842,770      $ 9,265,526       $ 9,401,814     $ 7,968,843


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

                       See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2002 (UNAUDITED)

COMMON STOCK--0.01%

  COMPANY                                                  SHARES            MARKET VALUE
--------------------------------------------------------------------------------------------
  MANUFACTURING-0.01%
  IKS, Inc.+                                                  277                 $   500
                                                                                  -------
  TELECOMMUNICATIONS - INTEGRATED-0.00%
  Completel Europe, NV+                                     2,500                     300
                                                                                  -------
  TELECOMMUNICATIONS - WIRELINE-0.00%
  Versatel Telecom International, NV+                          55                     183
                                                                                  -------
  TOTAL COMMON STOCK
    (Cost $52,236 )                                                                   983
                                                                                  -------
  PREFERRED STOCK--0.38%
  BROADCASTING-0.24%
  CSC Holdings, Inc., Series M, 11.125%,
       due 04/01/08                                           556                  35,584
                                                                                  -------
  PUBLISHING & PRINTING-0.13%
  Primedia, Inc., Series H, 8.625%, due 04/01/10              650                  19,500
                                                                                  -------
  TELECOMMUNICATIONS -
       EQUIPMENT & SERVICES-0.00%
  Global Crossing Holding, Ltd., 10.500%,
       due 12/01/08+                                          421                       4
                                                                                  -------
  TELECOMMUNICATIONS - WIRELESS-0.01%
  Crown Castle International Corp., 12.750%,
       due 12/15/10+                                            4                   2,065
  Rural Cellular Corp., Series B, 11.375%,
       due 05/15/10+                                            1                     117
                                                                                  -------
                                                                                    2,182
                                                                                  -------
  TOTAL PREFERRED STOCK
    (Cost $162,675)                                                                57,270
  RIGHTS AND WARRANTS--0.00%                                                      -------

  BROADCASTING-0.00%
  Ono Finance, PLC, Series 144A, Equity Value
       Certificate, due 03/16/11+++                            30                       4
  Ono Finance, PLC, Series 144A, Equity Value
       Certificate, due 05/31/09+++                           105                      13
  XM Satellite Radio, Inc., Warrants, exp. 03/15/10+           35                     193
                                                                                  -------
                                                                                      210
                                                                                  -------
  PACKAGING & CONTAINERS-0.00%
  Pliant Corp., Series 144A, Warrants, exp. 06/01/10+++        20                     200
                                                                                  -------
  TELECOMMUNICATIONS - INTEGRATED-0.00%
  Jazztel, PLC, Series 144A, Warrants, exp. 04/01/09+++        40                     260
                                                                                  -------
  TELECOMMUNICATIONS - WIRELINE-0.00%
  GT Group Telecom, Inc., Series 144A,
       Warrants, exp. 02/01/10+++                             100                 $   100
                                                                                  -------
  TOTAL RIGHTS AND WARRANTS
    (Cost $10,825 )                                                                   770
                                                                                  -------
  CORPORATE BONDS--88.01%

                                                           PRINCIPAL
                                                             VALUE
                                                          ----------
  AEROSPACE & DEFENSE-1.81%
  Alliant Techsystems, 8.500%, due 05/15/11               $   25,000                26,125
  Argo-Tech Corp., 8.625%, due 10/01/07                       40,000                35,200
  K & F Industries, Inc., Series B, 9.250%,
       due 10/15/07                                           80,000                83,200
  L-3 Communications Corp., Series B,
       10.375%, due 05/01/07                                  50,000                52,563
  L-3 Communications Corp., Series B,
       8.000%, due 08/01/08                                   75,000                77,250
                                                                                  --------
                                                                                   274,338
                                                                                  --------
  AUTOMOTIVE PARTS & EQUIPMENT-3.31%
  American Axle & Manufacturing, Inc.,
       9.750%, due 03/01/09                                   80,000                84,800
  ArvinMeritor, Inc., 8.750%, due 03/01/12                    30,000                32,156
  Collins & Aikman Products, Series 144A,
       10.750%, due 12/31/11++                                75,000                75,375
  Dana Corp., Series 144A, 10.125%,
       due 03/15/10++                                         15,000                15,300
  Dana Corp., 9.000%, due 08/15/11                            40,000                39,400
  Dura Operating Corp., 9.000%, due 05/01/09                  35,000                33,950
  Dura Operating Corp., Series 144A, 8.625%,
       due 04/15/12++                                         45,000                45,225
  Hayes Lemmerz International Corp.,
       Series 144A, 11.875%, due 06/15/06+++                  55,000                43,313
  Lear Corp., Series B, 8.110%, due 05/15/09                 100,000               102,500
  Metaldyne Corp., Series 144A, 11.000%,
       due 06/15/12++                                         30,000                29,250
                                                                                  --------
                                                                                   501,269
                                                                                  --------
  BROADCASTING-12.42%
  Acme Television, LLC, Series B,  Zero Coupon,
       Step-up, due 09/30/04                                  95,000                95,475
  Adelphia Communications Corp., Series B,
       Zero Coupon, due 01/15/08+                             55,000                10,175
  Adelphia Communications Corp., 8.375%,
       due 02/01/08+                                          50,000                20,000
  Adelphia Communications Corp., 9.375%,
       due 11/15/09+                                           5,000                 2,025
  Albritton Communications Co., Series B,
       9.750%, due 11/30/07                                   40,000                41,200
  Charter Communications Holdings, LLC,
       8.625%, due 04/01/09                                  125,000                83,750
  Chancellor Media Corp., 8.000%, due 11/01/08               190,000               188,100
  Cox Radio, Inc., 6.625%, due 02/15/06                       50,000                49,656
  CSC Holdings, Inc., Series B, 8.125%, due 08/15/09         230,000               190,458

                       See notes to financial statements.


  COMPANY                                                PRINCIPAL VALUE      MARKET VALUE
--------------------------------------------------------------------------------------------
  BROADCASTING-CONTINUED
  Emmis Communications, Series B, 8.125%,
       due 03/15/09                                        $  30,000             $  29,250
  Emmis Communications, Zero Coupon,
       Step-up, due 03/15/11                                 175,000               126,000
  Entercom Radio, 7.625%, due 03/01/14                        15,000                14,888
  Fox/Liberty Networks, LLC, 8.875%, due 08/15/07             55,000                56,650
  Frontiervision Holdings, LP, 11.875%, Step-up,
       due 09/15/07+                                          30,000                20,100
  Granite Broadcasting Corp., 10.375%,
       due 05/15/05                                            5,000                 4,600
  Granite Broadcasting Corp., 8.875%,
       due 05/15/08                                           15,000                13,125
  Insight Midwest, LP/Insight Capital, Inc.,
       9.750%, due 10/01/09                                   90,000                82,800
  Lenfest Communications, Inc., 8.375%,
       due 11/01/05                                           40,000                42,164
  LIN Television Corp., 8.000%, due 01/15/08                  50,000                49,750
  LIN Television Corp., Zero Coupon,
       Step-up, due 03/01/08                                 200,000               184,000
  Mediacom, LLC, 9.500%, due 01/15/13                         45,000                38,925
  Mediacom Broadband, LLC, 11.000%,
       due 07/15/13                                          115,000               107,525
  Paxson Communications Corp., 10.750%,
       due 07/15/08                                           40,000                38,400
  Paxson Communications Corp., Zero Coupon,
       Step-up, due 01/15/09                                  60,000                34,050
  Radio One, Inc., Series B, 8.875%, due 07/01/01            105,000               104,738
  Sinclair Broadcasting Group, Inc., 8.000%,
       due 03/15/12                                           50,000                49,250
  Spanish Broadcasting System, Inc., 9.625%,
       due 11/01/09                                          100,000               103,000
  XM Satellite Radio, Inc., 14.000%, due 03/15/10             35,000                16,450
  Young Broadcasting, Inc., Series B, 8.750%,
       due 06/15/07                                           10,000                 8,900
  Young Broadcasting, Inc., Series 144A, 8.500%,
       due 12/15/08++                                         75,000                74,625
                                                                                 ---------
                                                                                 1,880,029
                                                                                 ---------
  BUILDING CONSTRUCTION-1.70%
  Atrium Companies, Inc., Series B, 10.500%,
       due 05/01/09                                           60,000                61,275
  Beazer Homes USA, Inc., Series 144A,
       8.375%, due 04/15/12++                                 25,000                25,250
  D.R. Horton, Inc., 8.000%, due 02/01/09                     90,000                89,550
  D.R. Horton, Inc., 9.750%, due 09/15/10                     45,000                46,575
  WCI Communities, Inc., 9.125%, due 05/01/12                 35,000                34,738
                                                                                 ---------
                                                                                   257,388
                                                                                 ---------
  BUILDING MATERIALS-2.63%
  American Standard Companies, Inc.,
       7.125%, due 02/15/03                                  100,000               101,000
  American Standard Companies, Inc.,
       7.625%, due 02/15/10                                   20,000                20,600
  Building Materials Holding Corp., Series B,
       7.750%, due 07/15/05                                   50,000                44,063
  Building Materials Holding Corp., Series B,
       8.625%, due 12/15/06                                   65,000                55,981
   corporate bonds--continued
  Formica Corp., Series B, 10.875%,
       due 03/01/09+                                     $    35,000            $    9,450
  MMI Products, Inc., Series B, 11.250%,
       due 04/15/07                                           60,000                61,200
  Nortek, Inc., Series B, 9.250%, due 03/15/07                70,000                70,875
  Nortek, Inc., Series B, 8.875%, due 08/01/08                35,000                35,263
                                                                                 ---------
                                                                                   398,432
                                                                                 ---------
  CHEMICALS-2.55%
  Huntsman Packaging Corp., Series 144A,
       9.875%, due 03/01/09++                                 15,000                15,038
  Huntsman International, LLC, 10.125%,
       due 07/01/09                                          100,000                89,500
  Lyondell Chemical Co., Series A, 9.625%,
       due 05/01/07                                           25,000                23,875
  Lyondell Chemical Co., Series B, 9.875%,
       due 05/01/07                                           65,000                62,238
  MacDermid, Inc., 9.125%, due 07/15/11                       50,000                52,500
  Noveon, Inc., Series B, 11.000%, due 02/28/11               75,000                79,500
  PCI Chemicals Canada, Inc., 10.000%,
       due 12/31/08                                            6,676                 4,548
  Pioneer Companies, Inc., Floating Rate,
       due 12/31/06                                            2,225                 1,449
  Sovereign Specialty Chemicals, Inc., 11.875%,
       due 03/15/10                                           40,000                36,800
  Sterling Chemicals, Inc., Series B, 12.375%,
       due 07/15/06+                                          10,000                 9,300
  Sterling Chemicals, Inc., Series A, 11.250%,
        due 04/01/07+                                         75,000                10,500
                                                                                 ---------
                                                                                   385,248
                                                                                 ---------
  COMMERCIAL SERVICES-2.36%

  Iron Mountain, Inc., 9.125%, due 07/15/07                   60,000                62,250
  Iron Mountain, Inc., 8.625%, due 04/01/13                   55,000                56,238
  Scientific Games Corp., Series B, 12.500%,
       due 08/15/10                                           30,000                33,600
  Williams Scotsman, Inc., 9.875%, due 06/01/07              215,000               205,325
                                                                                 ---------
                                                                                   357,413
                                                                                 ---------
  COMPUTER INFORMATION &
       TECHNOLOGY-0.46%
  Unisys Corp., 7.875%, due 04/01/08                          70,000                68,950
                                                                                 ---------
  COSMETICS & PERSONAL CARE-0.10%
  Remington Products Company, LLC, Series D,
       11.000%, due 05/15/06                                  20,000                15,300
                                                                                 ---------
  EDUCATIONAL SERVICES-0.36%
  Kindercare Learning Centers, Inc., Series B,
       9.500%, due 02/15/09                                   55,000                54,450
                                                                                 ---------
  ELECTRICAL EQUIPMENT-0.28%
  Motors & Gears, Inc., Series D, 10.750%,
       due 11/15/06                                           45,000                42,975
                                                                                 ---------

  See notes to financial statements.

  COMPANY                                                    PRINCIPAL VALUE       MARKET VALUE
--------------------------------------------------------------------------------------------------
  ELECTRONIC COMPONENTS-0.88%
  Moog, Inc., Series B, 10.000%, due 05/01/06                 $  130,000            $  132,600
                                                                                    ----------
  ENTERTAINMENT & LEISURE-9.41%
  AMC Entertainment, Inc., 9.500%, due 02/01/11                   95,000                94,169
  Ameristar Casinos, Inc., 10.750%, due 02/15/09                  80,000                85,800
  Argosy Gaming Co., 10.750%, due 06/01/09                        45,000                48,375
  Aztar Corp., 8.875%, due 05/15/07                              130,000               130,813
  Boyd Gaming Corp., 9.250%, due 08/01/09                         55,000                58,575
  Coast Hotels & Casinos, Inc., 9.500%, due 04/01/09             160,000               168,000
  Hollywood Park, Inc., Series B, 9.250%,
       due 02/15/07                                               70,000                62,650
  Horseshoe Gaming, Series B, 8.625%,
       due 05/15/09                                              100,000               101,750
  Isle of Capri Casinos, Inc., Series 144A,
       9.000%, due 03/15/12++                                     65,000                65,650
  Mandalay Resort Group, 9.500%, due 08/01/08                     70,000                74,200
  MGM Grand, Inc., 9.750%, due 06/01/07                           15,000                15,825
  MGM Mirage, Inc., 8.500%, due 09/15/10                          85,000                88,643
  MGM Mirage, Inc., 8.375%, due 02/01/11                         180,000               180,900
  Park Place Entertainment Corp., 8.875%,
       due 09/15/08                                                5,000                 5,156
  Park Place Entertainment Corp., 8.125%,
       due 05/15/11                                               40,000                39,800
  Regal Cinemas, Inc., Series 144A, 9.375%,
       due 02/01/12++                                             85,000                87,975
  Station Casinos, Inc., 8.875%, due 12/01/08                     45,000                45,675
  Station Casinos, Inc., 9.875%, due 07/01/10                     15,000                15,863
  Vail Resorts, Inc., 8.750%, due 05/15/09                        35,000                35,000
  Venetian Casino Resort, LLC, Series 144A,
       11.000%, due 06/15/10++                                    20,000                20,125
                                                                                    ----------
                                                                                     1,424,944
                                                                                    ----------
  ENVIRONMENTAL CONTROLS-2.34%
  Allied Waste North America, 8.875%,
       due 04/01/08                                              200,000               196,000
  Waste Management, Inc., 6.875%,
       due 05/15/09                                               39,000                39,543
  Waste Management, Inc., 7.375%,
       due 08/01/10                                              114,000               118,372
                                                                                    ----------
                                                                                       353,915
                                                                                    ----------
  FINANCIAL SERVICES-1.51%
  Burns Philp Capital Property, Ltd., Series 144A,
       9.750%, due 07/15/12++                                    100,000                99,000
  Commercial Mortgage Acceptance Corp.,
       5.440%, due 05/15/13                                      140,000               104,728
  PCA, LLC/ PCA Finance Corp., Series 144A,
       11.875%, due 08/01/09++                                    25,000                24,750
                                                                                    ----------
                                                                                       228,478
                                                                                    ----------
  FOOD PRODUCTS-0.86%
  Michael Foods, Inc., Series B, 11.750%,
       due 04/01/11                                              120,000               130,800
                                                                                    ----------
  FOOD SERVICE & RESTAURANTS-0.90 %
  Fleming Companies, Inc., 10.125%, due 04/01/08                  85,000                86,275
  Roundy's, Inc., Series 144A, 8.875%, due 06/15/12++             50,000                49,875
                                                                                    ----------
                                                                                       136,150
                                                                                    ----------
  FOREST PRODUCTS & PAPER-2.50%
  Appleton Papers, Inc., Series 144A, 12.500%,
       due 12/15/08++                                         $   50,000            $   49,250
  Buckeye Technologies, Inc., 8.500%,
       due 12/15/05                                               40,000                36,000
  Buckeye Technologies, Inc., 9.250%,
        due 09/15/08                                              40,000                35,800
  Corp Durango, SA, Series 144A, 13.750%,
       due 07/15/09++                                             69,000                57,270
  FiberMark, Inc., 9.375%, due 10/15/06                            5,000                 4,600
  FiberMark, Inc., 10.750%, due 04/15/11                         120,000               115,500
  Tembec Industries, Inc., 7.750%, due 03/15/12                   40,000                39,700
  U.S. Timberlands Co., LP, 9.625%, due 11/15/07                  65,000                39,731
                                                                                    ----------
                                                                                       377,851
                                                                                    ----------
  HEALTHCARE-4.94%
  Beverly Enterprises, Inc., 9.625%, due 11/15/07                 85,000                87,125
  Fresenius Medical Capital Trust II, 7.875%,
       due 02/01/08                                                40.00                36,000
  HCA, Inc., 7.875%, due 02/01/11                                200,000               215,399
  HEALTHSOUTH Corp., 8.500%, due 02/01/08                         45,000                47,250
  HEALTHSOUTH Corp., 8.375%, due 10/01/11                        100,000               104,500
  Prime Medical Services, Inc., 8.750%, due 04/01/08              25,000                23,500
  Rotech Health, Inc., Series 144A, 9.500%,
       due 04/01/12++                                             15,000                15,300
  Triad Hospitals, Inc., Series B, 8.750%,
       due 05/01/09                                              210,000               219,450
                                                                                    ----------
                                                                                       748,524
                                                                                    ----------
  HOME FURNISHINGS-1.33%
  Sealy Mattress Co., Series B, 9.875%, due 12/15/07              75,000                75,375
  Simmons Co., Series B, 10.250%, due 03/15/09                   120,000               126,000
                                                                                    ----------
                                                                                       201,375
                                                                                    ----------
  HOUSEHOLD PRODUCTS-0.24%
  Johnsondiversey, Inc., Series 144A, 9.625%,
       due 05/12/12 (USD)++                                       30,000                31,350
  Johnsondiversey, Inc., Series 144A, 9.625%,
       due 05/15/12 (EUR)++                                        5,000                 5,185
                                                                                    ----------
                                                                                        36,535
                                                                                    ----------
  INTERNET SERVICES-0.03%
  Exodus Communications, Inc., 11.625%,
       due 07/15/10+                                              30,000                 4,950
                                                                                    ----------
  LODGING-1.07%
  HMH Properties, Inc., Series C, 8.450%,
       due 12/01/08                                              115,000               112,700
  Prime Hospitality Corp., Series 144A, 8.375%,
       due 05/01/12++                                             15,000                14,700
  Starwood Hotels & Resorts Worldwide, Inc.,
       Series 144A, 7.875%, due 05/01/12++                        35,000                34,300
                                                                                    ----------
                                                                                       161,700
                                                                                    ----------
MACHINERY-4.10%
  Agco Corp., 9.500%, due 05/01/08                               130,000               137,475
  Columbus McKinnon Corp., 8.500%,
       due 04/01/08                                               90,000                82,800
                                                                                    ----------

                                       83
See notes to financial statements.

  COMPANY                                               PRINCIPAL VALUE       MARKET VALUE
---------------------------------------------------------------------------------------------
  MACHINERY-CONTINUED
  LG Industries, Inc, Series 144A, 8.375%,
       due 06/15/12++                                      $  35,000             $  35,000
  Joy Global, Inc., Series B, 8.750%, due 03/15/12            75,000                76,688
  Manitowoc Company, Inc., 10.375%, due 05/15/11              45,000                47,556
  NMHG Holding Co., Series 144A, 10.000%,
       due 05/15/09++                                         50,000                50,750
  Numatics, Inc., Series B, 9.625%, due 04/01/08              35,000                20,650
  Terex Corp., 10.375%, due 04/01/11                         150,000               161,250
  Thermadyne Holdings Corp., 9.875%, due 06/01/08+            30,000                 8,100
  Thermadyne Holdings Corp., Zero Coupon,
       Step-up, due 06/01/08+                                150,000                   750
                                                                                 ---------
                                                                                   621,019
                                                                                 ---------
  MANUFACTURING-3.37%
  Actuant Corp., 13.000%, due 05/01/09                        78,000                90,480
  Blount International, Inc., 7.000%, due 06/15/05            30,000                26,175
  Blount International, Inc., 13.000%, due 08/01/09           10,000                 6,750
  Dresser, Inc., 9.375%, due 04/15/11                        150,000               151,875
  Euramax International, PLC, 11.250%, due 10/01/06           35,000                35,000
  Foamex Corp., Series 144A, 10.750%,
       due 04/01/09++                                         35,000                35,700
  International Wire Group, Series B, 11.750%,
       due 06/01/05                                           30,000                26,850
  Samsonite Corp., 10.750%, due 06/15/08                     100,000                80,500
  TriMas Corp., Series 144A, 9.875%,
       due 06/15/12++                                         30,000                29,925
  Venture Holdings Trust, Series B, 9.500%,
       due 07/01/05                                           45,000                27,000
                                                                                 ---------
                                                                                   510,255
                                                                                 ---------
  MEDICAL PRODUCTS-1.13%
  ALARIS Medical Systems, Inc., Series B,
       11.625%, due 12/01/06                                  15,000                16,875
  Alliance Imaging, Inc., 10.375%, due 04/15/11               65,000                68,900
  Fisher Scientific International, Inc., 9.000%,
       due 02/01/08                                           50,000                51,125
  Fisher Scientific International, Inc., Series 144A,
       8.125%, due 05/01/12++                                 35,000                34,825
                                                                                 ---------
                                                                                   171,725
                                                                                 ---------
  MINING & METALS -
       FERROUS & NONFERROUS-3.59%

  AK Steel Holding Corp., 9.125%, due 12/15/06                73,000                76,329
  AK Steel Holding Corp., 7.875%, due 02/15/09                40,000                40,000
  AK Steel Holding Corp., Series 144A, 7.750%,
       due 06/15/12++                                         60,000                59,400
  Century Aluminum Co., 11.750%, due 04/15/08                115,000               123,625
  Commonwealth Aluminum Corp., 10.750%,
       due 10/01/06                                           45,000                45,225
  Earle M. Jorgensen Co., Series 144A, 9.750%,
       due 06/01/12++                                         55,000                54,175
  Oxford Automotive, Inc., Series D, 10.125%,
       due 06/15/07+                                          15,000                 3,000
  P & L Coal Holdings Corp., 9.625%,
       due 05/15/08                                          103,000               108,923
  WCI Steel, Inc., Series B, 10.000%,
       due 12/01/04                                           60,000                33,600
                                                                                 ---------
                                                                                   544,277
                                                                                 ---------
  MINING & METALS - PRECIOUS-0.82%
  Compass Minerals, WI, 10.000%, due 08/15/11              $  55,000             $  58,025
  Ryerson Tull, Inc., 9.125%, due 07/15/06                    15,000                14,876
  United States Steel Corp., Series 144A,
       10.750%, due 08/01/08++                                50,000                52,000
                                                                                 ---------
                                                                                   124,901
                                                                                 ---------
  MOTOR VEHICLE MANUFACTURING-0.75%
  Navistar International Corp., Series B,
       9.375%, due 06/01/06                                   110,000              113,300
                                                                                 ---------
  MULTIMEDIA-0.17%
  Entravision Communications Corp., Series 144A,
       8.125%, due 03/15/09++                                 25,000                25,125
                                                                                 ---------
  OFFICE EQUIPMENT-0.46%
  General Binding Corp., 9.375%, due 06/01/08                 80,000                69,600
                                                                                 ---------
  OIL & GAS -
       DISTRIBUTION & MARKETING-0.19%
  Clark R&M, Inc., 8.625%, due 08/15/08                       30,000                29,100
                                                                                 ---------
  OIL & GAS - INTEGRATED-0.79%
  Pioneer Natural Resources Co., 9.625%,
       due 04/01/10                                           30,000                32,972
  Pioneer Natural Resources Co., 7.500%,
       due 04/15/12                                           40,000                40,756
  Tesoro Escrow Corp., Series 144A, 9.625%,
       due 04/01/12++                                         50,000                45,750
                                                                                 ---------
                                                                                   119,478
                                                                                 ---------
  OIL & GAS PRODUCERS-2.65%
  Chesapeake Energy Corp., 8.125%,
       due 04/01/11                                          170,000               167,025
  Continental Resources, Inc., 10.250%,
       due 08/01/08                                           25,000                22,375
  Encore Acquisition Co., Series 144A,
       8.375%, due 06/15/12++                                 20,000                20,050
  Magnum Hunter Resources, Inc., Series 144A,
       9.600%, due 03/15/12++                                 30,000                30,900
  Mission Resources Corp., Series C,
       10.875%, due 04/01/07                                  50,000                41,000
  Stone Energy Corp., 8.250%, due 12/15/11                    25,000                25,000
  Vintage Petroleum, Inc., Series 144A,
       8.250%, due 05/01/12++                                 40,000                39,300
  XTO Energy, Inc., 7.500%, due 04/15/12                      55,000                56,100
                                                                                 ---------
                                                                                   401,750
                                                                                 ---------
OIL & GAS SERVICES & EQUIPMENT-0.47%
  Sesi, LLC, 8.875%, due 05/15/11                             70,000                70,700

  PACKAGING & CONTAINERS-3.09%
  Ball Corp., 8.250%, due 08/01/08                            60,000                62,100
  Consolidated Container Corp., 10.125%,
       due 07/15/09                                           60,000                51,000
  Graphic Packaging Corp., Series 144A, 8.625%,
       due 02/15/12++                                         30,000                30,975

                                       84


See notes to financial statements.

  COMPANY                                               PRINCIPAL VALUE       MARKET VALUE
---------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - CONTINUED
  Plastipak Holdings, Inc., 10.750%, due 09/01/11          $  35,000             $  38,413
  Huntsman Packaging Corp., 13.000%,
       due 06/01/10                                           55,000                57,338
  Riverwood International Corp., 10.625%,
       due 08/01/07                                           70,000                73,675
  Silgan Holdings, Inc., 9.000%, due 06/01/09                100,000               103,000
  Silgan Holdings, Inc., Series 144A, 9.000%,
       due 06/01/09++                                         50,000                51,500
                                                                                 ---------
                                                                                   468,001
                                                                                 ---------
  PUBLISHING & PRINTING-1.63%
  Hollinger International Publishing, Inc., 9.250%,
       due 03/15/07                                           50,000                51,500
  Liberty Group Operating, Inc., 9.375%,
       due 02/01/08                                           20,000                18,425
  Mail-Well, Inc., Series 144A, 9.625%,
       due 03/15/12++                                         40,000                40,200
  Primedia, Inc., 8.875%, due 05/15/11                        85,000                63,750
  TransWestern Publishing Co., Series F, 9.625%,
       due 11/15/07                                           20,000                20,800
  World Color Press, Inc., 8.375%, due 11/15/08               25,000                26,339
  World Color Press, Inc., 7.750%, due 02/15/09               25,000                25,657
                                                                                 ---------
                                                                                   246,671
                                                                                 ---------
  RAILROAD-0.50%
  Kansas City Southern Railway, Series 144A,
       7.500%, due 06/15/09++                                 75,000                75,094
                                                                                 ---------
  REAL ESTATE-0.14%
  Corrections Corp. of America, Series 144A,
       9.875%, due 05/01/09++                                 20,000                20,600
                                                                                 ---------
  RETAIL STORES-2.37%
  Cole National Group, Inc., 8.625%, due 08/15/07             45,000                44,438
  Cole National Group, Inc., Series 144A,
    8.875%, due 05/15/12++                                    70,000                69,475
  Finlay Fine Jewelery Corp., 8.375%, due 05/01/08           110,000               107,663
  Finlay Fine Jewelery Corp., 9.000%, due 05/01/08            10,000                 9,638
  Gap, Inc., The, 8.800%, due 12/15/08                        85,000                87,686
   Pathmark Stores, Inc., 8.750%, due 02/01/12                40,000                40,600
                                                                                 ---------
                                                                                   359,500
                                                                                 ---------
  TELECOMMUNICATIONS -
       EQUIPMENT & SERVICES-0.12%
  ITC^DeltaCom, Inc., 9.750%, due 11/15/08+                   65,000                18,200
                                                                                 ---------
  TELECOMMUNICATIONS - INTEGRATED-0.55%
  Adelphia Business Solutions, Inc., 12.000%,
       due 11/01/07+                                          55,000                     6
  NEXTLINK Communications, Inc., 9.625%,
       due 10/01/07+                                          30,000                   750
  NEXTLINK Communications, Inc., 10.750%,
       due 06/01/09+                                          55,000                 1,375
  NTL, Inc., Series B, Zero Coupon, Step-up,
       due 04/01/08+                                          30,000                 6,600
  NTL Communications Corp., Series B, Zero
       Coupon, Step-up, due 10/01/08+                        185,000                37,000
  PanAmSat Corp., Series 144A, 8.500%,
        due 02/01/12++                                        40,000                36,800
                                                                                 ---------
                                                                                    82,531
                                                                                 ---------
  TELECOMMUNICATIONS - WIRELESS-1.60%
  Alamosa PCS Holdings, Inc., Zero Coupon,
       Step-up, due 02/15/10                             $    75,000           $    11,250
  American Cellular Corp., 9.500%, due 10/15/09               25,000                 4,500
  Centennial Cellular Corp., 10.750%, due 12/15/08            95,000                45,600
  Crown Castle International Corp., 10.750%,
       due 08/01/11                                           70,000                46,200
  McCaw International, Ltd., 13.000%, due 04/15/07+           45,000                   563
  Nextel Communications, Inc., Zero Coupon,
       Step-up, due 02/15/08                                  65,000                31,200
  Nextel Communications, Inc., Zero Coupon,
       Step-up, due 04/15/08+                                 35,000                   350
  Nextel Partners, Inc., 12.500%, due 11/15/09                30,000                12,600
  Rural Cellular, 9.750%, due 01/15/10                        80,000                38,400
  Triton PCS, Inc., Zero Coupon, Step-up,
       due 05/01/08                                           30,000                18,600
  Triton PCS, Inc., 8.750%, due 11/15/11                      55,000                33,825
                                                                                 ---------
                                                                                   243,088
                                                                                 ---------
  TELECOMMUNICATIONS - WIRELINE-2.12%
  Block Communications, Inc., Series 144A,
       9.250%, due 04/15/09++                                 20,000                20,000
  Delco Remy International, Inc., 11.000%,
       due 05/01/09                                           35,000                28,700
  Echostar Broadband Corp., 10.375%,
       due 10/01/07                                          250,000               238,737
  MJD Communications, Inc., Series B, 9.500%,
       due 05/01/08                                           40,000                33,200
                                                                                 ---------
                                                                                   320,637
                                                                                 ---------
  TEXTILES & APPAREL-1.17%
  Collins & Aikman, Series 144A, 9.750%,
       due 02/15/10++                                         20,000                20,400
  J. Crew Operating Corp., 10.375%, due 10/15/07              50,000                43,250
  Westpoint Stevens, Inc., 7.875%, due 06/15/08              185,000               112,850
                                                                                 ---------
                                                                                   176,500
                                                                                 ---------
Transportation-0.73%
  GulfMark Offshore, Inc., 8.750%, due 06/01/08               95,000                95,356
  Petroleum Helicopters, Inc., Series 144A,
       9.375%, due 05/01/09++                                 15,000                15,375
                                                                                   110,731
                                                                                 ---------
  UTILITIES - ELECTRIC & GAS-0.36%
  NiSource Finance Corp., 7.500% , due 11/15/03               24,000                23,983
  Western Resources, Inc., Series 144A, 7.875%,
       due 05/15/07++                                         30,000                29,799
                                                                                 ---------
                                                                                    53,782
                                                                                 ---------
  WHOLESALE DISTRIBUTOR-1.15%
  United Stationers Supply Co., 8.375%,
       due 04/15/08                                          175,000               174,781
                                                                                 ---------
  TOTAL CORPORATE BONDS
         (Cost $14,285,774 )                                                    13,324,960
                                                                                ----------

See notes to financial statements.
                                       85

  FOREIGN BONDS--3.76%

  COMPANY                                            PRINCIPAL VALUE           MARKET VALUE
----------------------------------------------------------------------------------------------
BEVERAGES-0.09%
Fage Dairy Industries, SA, 9.000%, due 02/01/07           $    15,000           $    14,100
                                                                                 ----------
BROADCASTING-0.24%
Telewest Communications, PLC, 11.000%,
     Step-up, due 10/01/07                                     25,000                10,000
Telewest Communications, PLC, Zero Coupon,
     Step-up, due 04/15/09                                     65,000                19,500
Telewest Communications, PLC, Zero Coupon,
     Step-up, due 02/01/10                                     15,000                 4,350
United Pan-Europe Communications, NV,
     Series B, 11.250%, due 02/01/10                           20,000                 2,600
                                                                                 ----------
                                                                                     36,450
                                                                                 ----------
CHEMICALS-0.35%
Acetex Corp., 10.875%, due 08/01/09                            50,000                52,250
                                                                                 ----------
ELECTRONIC COMPONENTS-0.35%
Flextronics International, Ltd.,
     9.875%, due 07/01/10                                      50,000                52,250
                                                                                 ----------
FINANCIAL SERVICES-0.30%
Ono Finance, PLC, 13.000%, due 05/01/09                       105,000                34,650
Ono Finance, PLC, 14.000%, due 02/15/11                        30,000                10,200
                                                                                 ----------
                                                                                     44,850
                                                                                 ----------
FOOD PRODUCTS-0.61%
Premier International Foods, PLC, 12.000%,
     due 09/01/09                                              85,000                92,225
                                                                                 ----------
INSURANCE-0.54%
Willis Corroon Corp., 9.000%, due 02/01/09                     80,000                82,400
                                                                                 ----------
MINING & METALS -
     FERROUS & NONFERROUS-0.24%
Russel Metals, Inc., UNIT, 10.000%, due 06/01/09               35,000                36,575
                                                                                 ----------
OIL & GAS PRODUCERS-0.09%
Ocean Rig Norway, ASA, 10.250%, due 06/01/08                   15,000                13,200
                                                                                 ----------
PUBLISHING & PRINTING-0.45%
Canwest Media, Inc., 10.625%, due 05/15/11                     15,000                14,925
Quebecor Media, Inc., 11.125%, due 07/15/11                    55,000                54,175
                                                                                 ----------
                                                                                     69,100
                                                                                 ----------

TELECOMMUNICATIONS -
     EQUIPMENT & SERVICES-0.02%
Energis, PLC, 9.750%, due 06/15/09                        $    40,000           $     2,400
                                                                                 ----------
TELECOMMUNICATIONS - INTEGRATED-0.01%
Jazztel, PLC, 14.000%, due 04/01/09                            20,000                 1,600
                                                                                 ----------
TELECOMMUNICATIONS - WIRELESS-0.00%
Dolphin Telecom, PLC, Zero Coupon,
     Step-up, due 06/01/08                                    100,000                    10
Dolphin Telecom, PLC, Series B, Zero Coupon,
     Step-up, due 05/15/09                                     25,000                     3
                                                                                 ----------
                                                                                         13
                                                                                 ----------
TELECOMMUNICATIONS - WIRELINE-0.47%
360networks, Inc., 12.000%, due 08/01/09                       40,000                     4
Colt Telecom Group, PLC, 12.000%,
     Step-up, due 12/15/06                                     90,000                52,200
Comple Tel Europe, NV, Series B, Zero Coupon,
    Step-up, due 02/15/09                                      35,000                 2,450
Esprit Telecom Group, PLC, 10.875%, due 06/15/08               15,000                    38
GT Group Telecom, Inc., Zero Coupon,
     Step-up, due 02/01/10                                    100,000                   250
MetroNet Communications Corp., Zero Coupon,
     Step-up, due 11/01/07                                     25,000                 2,500
Tele1 Europe, BV, 13.000%, due 05/15/09                       100,000                14,000
                                                                                 ----------
                                                                                     71,442
                                                                                 ----------
TOTAL FOREIGN BONDS
  (Cost $1,102,728 )                                                                568,855
                                                                                 ----------

SHORT-TERM OBLIGATIONS--4.69%
GOVERNMENT AGENCY-4.69%
Fannie Mae, 1.900%, due 07/01/02                              710,000               709,925
                                                                                 ----------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $709,925 )                                                                  709,925
                                                                                 ----------

TOTAL INVESTMENTS
  (Cost $16,324,163)                                            96.85%           14,662,763
Other assets, less liabilities                                   3.15               477,577
                                                                                 ----------
TOTAL NET ASSETS                                               100.00%          $15,140,340
                                                               ======           ===========

+    Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale due to the public and may only be sold to a qualified institutional buyer. At June 30, 2002, the market value of the 144A securities was $1,801,801 or 11.90% of net assets.

See notes to financial statements.

                      [This page intentionally left blank]

                             MONEY MARKET PORTFOLIO


                               PORTFOLIO MANAGER

                    Massachusetts Financial Services Company

                                (Since 08/28/97)

                                TERRI A. VITTOZZI

                     - Joined MFS in 1992
                     - M.B.A. from Bentley College
                     - Bachelors degree from Babson College

                        INVESTMENT OBJECTIVE AND STRATEGY

           To achieve the highest possible current income, consistent with preservation of capital and maintenance of liquidity.

                            NET ASSETS AS OF 06/30/02

                                   $74,982,020


     For the six months ended June 30, 2002, the JPVF Money Market Portfolio provided a total return of 0.63%. This return includes the reinvestment of any distributions and compares to a 0.73% return for the average money market Portfolio tracked by Lipper Inc., an independent firm that tracks Portfolio performance.

     As the period began in January, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts in 2001, which were designed to stimulate the economy in the face of a recession and the tragic events of September 11. Since then, the U.S. economy has started to show signs of recovery, but it has been slower than expected. As a result, interest rates were fairly stable over the period, with the federal funds rate remaining at 1.75% during the first six months of 2002. Although the Fed held rates steady, it moved from a bias toward lowering rates to a more neutral stance.

     During this period, we targeted securities with average maturities in the 45- to 55-day range for the Portfolio. The Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues in order to minimize credit risk.

     In order to help provide security against credit risk, at the end of the period approximately 24% of the account was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues. With our emphasis on quality, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

[SIDENOTE]

[CHART]

Short Term Obligations            83.07%
Cash                              13.06%
Corporate Bonds                    2.23%
Government & Agency Obligations    1.64%


                               NUMBER OF HOLDINGS

                                       24

                               PERCENT OF
PORTFOLIO QUALITY              PORTFOLIO++
------------------------------------------
AAA                             100.00%
7 Day Effective yield             1.30%
Dollar Weighted
  Average Maturity              63 days

++   Represents market value of investments plus cash.


                          AVERAGE ANNUAL TOTAL RETURNS

                        MONEY
                        MARKET
-------------------------------
YTD                     0.63%
1 YEAR                  1.99%
5 Year                  4.44%
10 YEAR                 4.11%
INCEPTION               4.84%

                                 INCEPTION DATE
                                 AUGUST 1, 1985

Past performance is not indicative of future results.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable. Total return figures for periods of less than one year have not been annualized.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS(A)

                                           (UNAUDITED)
                                           SIX MONTHS      YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED       YEAR ENDED
                                           ENDED JUNE       DECEMBER      DECEMBER       DECEMBER       DECEMBER         DECEMBER
                                            30, 2002        31, 2001      31, 2000       31, 1999       31, 1998         31, 1997
Net asset value, beginning of period      $      10.98   $      10.92  $      10.85  $      10.37     $      10.23     $     10.25

INCOME FROM INVESTMENT OPERATIONS

 Net investment income                            0.07           0.09          0.64          0.44             0.35            0.52
 Net gains and losses on securities
   (both realized and unrealized)                                0.31         (0.03)         0.04             0.14           (0.02)
                                          ------------   ------------  ------------  ------------     ------------     -----------

 Total from investment operations                 0.07           0.40          0.61          0.48             0.49            0.50

LESS DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income            (0.07)         (0.34)        (0.54)                         (0.35)          (0.52)
 Dividends in excess of net
   investment income                             (0.24)
 Distributions from capital gains
 Distributions in excess of capital gains
 Returns of capital
                                          ------------   ------------  ------------  ------------     ------------     -----------

 Total distributions                             (0.31)         (0.34)        (0.54)         0.00            (0.35)          (0.52)

Net asset value, end of period            $      10.74   $      10.98  $      10.92  $      10.85     $      10.37     $     10.23
                                          ============   ============  ============  ============     ============     ===========


Total Return (B)                                  0.63%          3.77%         5.90%         4.57%            4.86%           4.86%

Ratios to Average Net Assets:  (C)
 Expenses                                         0.58%          0.59%         0.57%         0.60%            0.64%           0.60%
 Net investment income                            1.38%          3.32%         5.74%         4.46%            4.74%           4.74%

Portfolio Turnover Rate (D)                        N/A            N/A           N/A           N/A              N/A             N/A

Net Assets, At End of Period              $ 74,982,020   $ 65,665,740  $ 30,304,739  $ 36,381,953     $ 24,416,645     $ 9,435,454

(A)  Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C)  Ratios are calculated on an annualized basis.

(D) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

                       See notes to financial statements.

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2002 (UNAUDITED)


CORPORATE BONDS--2.67%

COMPANY                                                     PRINCIPAL VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES-2.67%
Banc One Corp., 1.790%, due 08/23/02                          $  2,000,000       $  2,000,000
                                                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $2,000,000)                                                                 2,000,000
                                                                                 ------------
GOVERNMENT & AGENCY OBLIGATIONS--1.96%

GOVERNMENT AGENCY-1.96%
Fannie Mae, 2.550%, due 11/05/02                                 1,470,000          1,472,878
                                                                                 ------------
TOTAL GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $1,470,000 )                                                                1,472,878
                                                                                 ------------
SHORT-TERM OBLIGATIONS--99.47%

BANKING-3.98%
J.P. Morgan Chase & Co., 1.790%,
     due 10/07/02                                                3,000,000          2,985,102
                                                                                 ------------
FINANCIAL SERVICES-14.69%
American Express Credit Corp., 1.900%,
     due 08/05/02                                                2,100,000          2,095,899
Caterpillar Financial Services Corp., 1.750%,
     due 09/19/02                                                3,000,000          2,987,757
General Electric Capital Corp., 1.920%,
     due 12/12/02                                                2,970,000          2,945,661
Salomon Smith Barney, Inc., 1.780%,
     due 09/24/02                                                3,000,000          2,987,019
                                                                                 ------------
                                                                                   11,016,336
                                                                                 ------------
GOVERNMENT AGENCY-78.13%
Fannie Mae, 1.760%, due 07/17/02                              $  1,000,000       $    999,135
Fannie Mae, 1.620%, due 08/12/02                                 1,500,000          1,497,030
Fannie Mae, 1.900%, due 08/21/02                                 5,000,000          4,986,014
Fannie Mae, 3.330%, due 08/23/02                                   500,000            497,456
Fannie Mae, 1.720%, due 09/18/02                                 3,000,000          2,988,741
Fannie Mae, 1.820%, due 09/30/02                                 2,000,000          1,991,354
Fannie Mae, 2.120%, due 10/07/02                                 2,000,000          1,990,744
Fannie Mae, 1.900%, due 10/23/02                                 2,000,000          1,989,234
Federal Agricultural Mortgage Corp.,
  1.730%, due 08/05/02                                           3,000,000          2,994,666
Federal Home Loan Bank,
  1.870%, due 07/01/02                                          14,782,000         14,780,464
Federal Home Loan Bank,
  1.710%, due 07/24/02                                           2,000,000          1,997,625
Federal Home Loan Bank,
  1.740%, due 09/04/02                                           5,000,000          4,984,565
Federal Home Loan Bank,
  1.790%, due 12/26/02                                          10,000,000          9,914,960
Freddie Mac, 3.550%, due 07/18/02                                2,000,000          1,996,248
Freddie Mac, 2.110%, due 10/11/02                                2,000,000          1,990,366
Student Loan Marketing Association,
  1.680%, due 10/01/02                                           3,000,000          2,986,968
                                                                                 ------------
                                                                                   58,585,570
                                                                                 ------------
UTILITIES - ELECTRIC & GAS-2.67%
AES Barbers Point, Inc., 1.800%, due 07/12/02                    2,000,000          1,998,700
                                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $74,571,380 )                                                              74,585,708
                                                                                 ------------
TOTAL INVESTMENTS
  (Cost $78,041,380)                                                104.10%        78,058,586
Other assets, less liabilities                                       (4.10)        (3,076,566)
                                                              ------------       ------------
TOTAL NET ASSETS                                                    100.00%      $ 74,982,020
                                                              ============       ============

                       See notes to financial statements.

                      [This page intentionally left blank]

                      STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2002 (UNAUDITED)


                                                              MID-CAP                          EMERGING          CAPITAL
                                                              GROWTH            GROWTH          GROWTH           GROWTH
                                                             PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO
ASSETS
Investments, at cost                                      $  12,981,466    $  38,130,116    $ 106,215,820    $ 227,153,752
                                                          =============    =============    =============    =============
Investments, at market value (Notes B and C)              $  12,207,587    $  38,303,630    $  91,982,092    $ 190,042,396
Cash                                                            755,954        2,697,570        1,332,943        4,358,630
Foreign currency (Cost $23,481; $1,049,344;
     $1,120,541; $55,571 and $7,190; respectively)                                                 24,900
Accrued investment income                                         4,274            7,589           40,287           57,463
Receivable for portfolio securities sold                        447,460          496,556        5,200,836        2,015,086
Receivable for foreign currency contracts
                                                          -------------    -------------    -------------    -------------
    TOTAL ASSETS                                             13,415,275       41,505,345       98,581,058      196,473,575
LIABILITIES
Payable for portfolio securities purchased                      349,101          408,459        6,564,258        2,362,257
Payable for foreign currency contracts                                                                 10
Accrued investment advisory fees (Note E)                         9,368           24,638           59,584          129,086
Accrued custody fees                                              1,600            3,521            3,682              397
Accrued expenses                                                  1,543            1,173            2,531            2,502
Payable for daily variation on futures contracts
                                                          -------------    -------------    -------------    -------------
     TOTAL LIABILITIES                                          361,612          437,791        6,630,065        2,494,242

NET ASSETS                                                $  13,053,663    $  41,067,554    $  91,950,993    $ 193,979,333
                                                          =============    =============    =============    =============
NET ASSETS CONSIST OF:
Par value                                                 $      19,567    $      37,459    $      81,745    $     113,169
Capital paid in                                              17,873,768       73,371,745      168,285,859      262,083,685
Undistributed net investment income gain (loss)                 (64,383)        (133,661)        (223,514)        (209,846)
Accumulated net realized gain (loss)                         (4,001,410)     (32,381,503)     (61,960,757)     (30,896,319)
Net unrealized gain (loss) on investments                      (773,879)         173,514      (14,233,728)     (37,111,356)
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation of
     assets and liabilities in foreign currency                                                     1,388
                                                          -------------    -------------    -------------    -------------
NET ASSETS                                                $  13,053,663    $  41,067,554    $  91,950,993    $ 193,979,333
                                                          =============    =============    =============    =============
Shares of common stock outstanding
     ($0.01 par value, 1,000,000,000 shares authorized)       1,956,646        3,745,902        8,174,477       11,316,926
                                                          =============    =============    =============    =============
Net asset value, offering & redemption
     price per share                                      $        6.67    $       10.96    $       11.25    $       17.14
                                                          =============    =============    =============    =============

                                                                SMALL           MID-CAP
                                                              COMPANY             VALUE
                                                            PORTFOLIO         PORTFOLIO
ASSETS
Investments, at cost                                      $  78,131,789    $  28,965,272
                                                          =============    =============

Investments, at market value (Notes B and C)              $  67,711,074    $  29,606,611
Cash                                                          2,221,531          279,572
Foreign currency (Cost $23,481; $1,049,344;
     $1,120,541; $55,571 and $7,190; respectively)
Accrued investment income                                         9,918           39,260
Receivable for portfolio securities sold                         82,699          334,944
Receivable for foreign currency contracts
                                                          -------------    -------------
    TOTAL ASSETS                                             70,025,222       30,260,387
LIABILITIES
Payable for portfolio securities purchased                      260,242           48,429
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                        40,766           25,208
Accrued custody fees                                              1,924            3,664
Accrued expenses                                                  3,073            3,410
Payable for daily variation on futures contracts
                                                          -------------    -------------
     TOTAL LIABILITIES                                          306,005           80,711

NET ASSETS                                                $  69,719,217    $  30,179,676
                                                          =============    =============
Net Assets Consist of:
Par value                                                 $      57,284    $      30,346
Capital paid in                                              93,178,985       30,088,924
Undistributed net investment income gain (loss)                (270,469)          (5,845)
Accumulated net realized gain (loss)                        (12,825,868)        (575,236)
Net unrealized gain (loss) on investments                   (10,420,715)         641,339
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation of
     assets and liabilities in foreign currency                                      148
                                                          -------------    -------------
NET ASSETS                                                $  69,719,217    $  30,179,676
                                                          =============    =============
Shares of common stock outstanding
     ($0.01 par value, 1,000,000,000 shares authorized)       5,728,350        3,034,629
                                                          =============    =============
Net asset value, offering & redemption
     price per share                                      $       12.17    $        9.95
                                                          =============    =============

                       See notes fo financial statements.

                                                               INTER-
                                                              NATIONAL       SMALL-CAP                S&P 500
                                                               EQUITY          VALUE                   INDEX             VALUE
                                                             PORTFOLIO       PORTFOLIO                PORTFOLIO         PORTFOLIO
ASSETS
Investments, at cost                                      $  29,440,407    $  24,472,918            $ 231,085,316    $  80,266,264
                                                          =============    =============            =============    =============
Investments, at market value (Notes B and C)              $  29,388,997    $  24,202,503            $ 169,998,546    $  82,820,408
Cash                                                            558,215        1,041,608                5,155,467        4,382,846
Foreign currency (Cost $23,481; $1,049,344;
     $1,120,541; $55,571 and $7,190; respectively)            1,090,464
Accrued investment income                                        89,336           20,243                  239,217          121,813
Receivable for portfolio securities sold                        306,525                                   514,981
Receivable for foreign currency contracts
                                                          -------------    -------------            -------------    -------------
    TOTAL ASSETS                                             31,433,537       25,264,354              175,908,211       87,325,067

LIABILITIES
Payable for portfolio securities purchased                      508,473          314,406                  118,024
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)                        23,546           26,807                   33,413           51,639
Accrued custody fees                                              2,855              956                                     1,027
Accrued expenses                                                  2,316            3,229                    5,569            2,745
Payable for daily variation on futures contracts                                                           12,635
                                                          -------------    -------------            -------------    -------------
     TOTAL LIABILITIES                                          537,190          345,398                  169,641           55,411

NET ASSETS                                                $  30,896,347    $  24,918,956            $ 175,738,570    $  87,269,656
                                                          =============    =============            =============    =============
NET ASSETS CONSIST OF:
Par value                                                 $      37,482    $      22,748            $     256,909    $      49,130
Capital paid in                                              46,765,794       24,912,330              245,572,850       85,932,525
Undistributed net investment income gain (loss)                 286,607          (45,433)               1,066,533          332,469
Accumulated net realized gain (loss)                        (16,191,514)         299,726               (9,878,127)      (1,598,612)
Net unrealized gain (loss) on investments                       (51,410)        (270,415)             (61,086,770)       2,554,144
Net unrealized loss on future contracts                                                                  (192,825)
Net unrealized gain (loss) on translation of
     assets and liabilities in foreign currency                  49,388
                                                          -------------    -------------            -------------    -------------
NET ASSETS                                                $  30,896,347    $  24,918,956            $ 175,738,570    $  87,269,656
                                                          =============    =============            =============    =============
Shares of common stock outstanding
     ($0.01 par value, 1,000,000,000 shares authorized)       3,748,143        2,274,755               25,690,862        4,913,020
                                                          =============    =============            =============    =============
Net asset value, offering & redemption
     price per share                                      $        8.24    $      10.95             $        6.84    $       17.76
                                                          =============    =============            =============    =============
                                                             WORLD                                     HIGH
                                                             GROWTH                                    YIELD            MONEY
                                                              STOCK          BALANCED                  BOND            MARKET
                                                            PORTFOLIO        PORTFOLIO               PORTFOLIO         PORTFOLIO
ASSETS
Investments, at cost                                     $ 109,081,526    $  58,054,213            $  16,324,163    $  78,041,380
                                                         =============    =============            =============    =============

Investments, at market value (Notes B and C)             $ 112,246,371    $  57,213,480            $  14,662,763    $  78,058,586
Cash                                                         2,749,921        6,659,779                   48,805       11,727,779
Foreign currency (Cost $23,481; $1,049,344;
     $1,120,541; $55,571 and $7,190; respectively)           1,165,337          58,400                     7,782
Accrued investment income                                      406,249          395,699                  332,288            5,737
Receivable for portfolio securities sold                       880,452        1,433,390                  814,120       14,531,000
Receivable for foreign currency contracts                                            32
                                                         -------------    -------------            -------------    -------------
    TOTAL ASSETS                                           117,448,330       65,760,780               15,865,758      104,323,102

LIABILITIES
Payable for portfolio securities purchased                   1,185,332          609,811                  709,888       29,309,998
Payable for foreign currency contracts                                                                     2,036
Accrued investment advisory fees (Note E)                       68,319           38,130                    9,085           28,121
Accrued custody fees                                             3,532            1,252                    1,732              844
Accrued expenses                                                 4,904            3,400                    2,677            2,119
Payable for daily variation on futures contracts
                                                         -------------    -------------            -------------    -------------
     TOTAL LIABILITIES                                       1,262,087          652,593                  725,418       29,341,082

NET ASSETS                                               $ 116,186,243    $  65,108,187            $  15,140,340    $  74,982,020
                                                         =============    =============            =============    =============
NET ASSETS CONSIST OF:
Par value                                                $      59,496    $      55,851            $      21,298    $      69,800
Capital paid in                                            115,530,817       69,978,896               19,496,395       74,447,080
Undistributed net investment income gain (loss)                690,403          754,111                  587,981          448,054
Accumulated net realized gain (loss)                        (3,297,924)      (4,842,977)              (3,302,517)            (120)
Net unrealized gain (loss) on investments                    3,164,845         (840,733)              (1,661,400)          17,206
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation of
     assets and liabilities in foreign currency                 38,606            3,039                   (1,417)
                                                         -------------    -------------            -------------    -------------
NET ASSETS                                               $ 116,186,243    $  65,108,187            $  15,140,340    $  74,982,020
                                                         =============    =============            =============    =============
Shares of common stock outstanding
     ($0.01 par value, 1,000,000,000 shares authorized)      5,949,590        5,585,145                2,129,698        6,979,972
                                                         =============    =============            =============    =============
Net asset value, offering & redemption
     price per share                                     $       19.53    $       11.66            $        7.11    $       10.74
                                                         =============    =============            =============    =============

                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                         MID-CAP                        EMERGING
                                                         GROWTH          GROWTH          GROWTH
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                            $        385    $      1,218    $     44,725
  Dividends                                                 13,364          63,446         229,058
  Foreign taxes withheld                                                      (237)         (2,683)
                                                      ------------    ------------    ------------
   Total investment income                                  13,749          64,427         271,100
                                                      ------------    ------------    ------------
Expenses:
  Advisory fees (Note E)                                    61,413         171,965         429,947
  Custodian fees                                             9,416           8,780          25,598
  Shareholder reports                                        2,868           9,427          22,098
  Professional fees                                            830           2,718           6,368
  Insurance expense                                             43             143             336
  Directors fees                                               177             587           1,379
  Security valuation                                         2,989           3,172           6,378
  Miscellaneous expenses                                       396           1,296           3,036
                                                      ------------    ------------    ------------

   Gross expenses                                           78,132         198,088         495,140
   Expenses paid by JPIA (Note E)
                                                      ------------    ------------    ------------
   Total net expenses                                       78,132         198,088         495,140

   Net investment income gain (loss)                       (64,383)       (133,661)       (224,040)
                                                      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments                 (1,417,051)     (3,173,730)    (15,540,849)
Net realized loss on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                                                        526
Net unrealized gain (loss) on investments               (2,032,521)     (3,789,702)    (12,907,285)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                                                        1,334
                                                      ------------    ------------    ------------

  Net realized and unrealized loss on
  investments and foreign currency                      (3,449,572)     (6,963,432)    (28,446,274)
                                                      ------------    ------------    ------------

Net increase (decrease) in net assets resulting
  from operations                                     $ (3,513,955)   $ (7,097,093)   $(28,670,314)
                                                      ============    ============    ============



                                                         CAPITAL          SMALL          MID-CAP
                                                         GROWTH          COMPANY          VALUE
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                            $      4,288    $      1,693    $        555
  Dividends                                                908,689          41,153         166,666
  Foreign taxes withheld                                   (14,142)           (102)         (4,477)
                                                      ------------    ------------    ------------
   Total investment income                                 898,835          42,744         162,744
                                                      ------------    ------------    ------------
Expenses:
  Advisory fees (Note E)                                 1,033,304         280,940         142,785
  Custodian fees                                             1,700          12,296          16,936
  Shareholder reports                                       48,301          15,374           5,553
  Professional fees                                         13,903           4,437           1,614
  Insurance expense                                            733             234              85
  Directors fees                                             3,025             955             338
  Security valuation                                         1,085           5,456           2,365
  Miscellaneous expenses                                     6,630           2,116             770
                                                      ------------    ------------    ------------

   Gross expenses                                        1,108,681         321,808         170,446
   Expenses paid by JPIA (Note E)
                                                      ------------    ------------    ------------
   Total net expenses                                    1,108,681         321,808         170,446

   Net investment income gain (loss)                      (209,846)       (279,064)         (7,702)
                                                      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments                 (8,934,916)     (1,613,611)       (249,566)
Net realized loss on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                                                       (669)
Net unrealized gain (loss) on investments              (52,313,302)     (7,246,053)       (151,793)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                                                          291
                                                      ------------    ------------    ------------

  Net realized and unrealized loss on
  investments and foreign currency                     (61,248,218)     (8,859,664)       (401,737)
                                                      ------------    ------------    ------------

Net increase (decrease) in net assets resulting
  from operations                                     $(61,458,064)   $ (9,138,728)   $   (409,439)
                                                      ============    ============    ============

                       See notes to financial statements.

                                                         INTER-
                                                        NATIONAL       SMALL-CAP         S&P 500
                                                         EQUITY          VALUE            INDEX           VALUE
                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                            $      6,754    $      1,116    $      8,588    $      3,892
  Dividends                                                397,544         124,714       1,332,829         713,162
  Foreign taxes withheld                                   (36,759)                        (11,411)         (4,903)
                                                      ------------    ------------    ------------    ------------
   Total investment income                                 367,539         125,830       1,330,006         712,151
                                                      ------------    ------------    ------------    ------------
Expenses:
  Advisory fees (Note E)                                   155,062         156,407         226,112         346,793
  Custodian fees                                            13,776           6,320          20,164           2,548
  Shareholder reports                                        6,357           4,903          38,720          18,980
  Professional fees                                          1,837           1,426          11,176           5,481
  Insurance expense                                             97              75             588             289
  Directors fees                                               393             297           2,405           1,177
  Security valuation                                         4,388           2,091          13,909           1,800
  Miscellaneous expenses                                       876             681          14,734           2,614
                                                      ------------    ------------    ------------    ------------

   Gross expenses                                          182,786         172,200         327,808         379,682
   Expenses paid by JPIA (Note E)                                                          (64,011)
                                                      ------------    ------------    ------------    ------------
   Total net expenses                                      182,786         172,200         263,797         379,682

   Net investment income gain (loss)                       184,753         (46,370)      1,066,209         332,469
                                                      ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments                 (5,664,274)        364,423      (2,655,996)       (476,045)
Net realized loss on futures contracts                                                  (1,000,501)
Net realized gain (loss) from foreign
  currency transactions                                    101,854
Net unrealized gain (loss) on investments                3,316,849      (1,075,603)    (24,163,784)     (7,732,671)
Net unrealized loss on futures contracts                                                  (209,838)
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                       49,104
                                                      ------------    ------------    ------------    ------------

  Net realized and unrealized loss on
  investments and foreign currency                      (2,196,467)       (711,180)    (28,030,119)     (8,208,716)
                                                      ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
  from operations                                     $ (2,011,714)   $   (757,550)   $(26,963,910)   $ (7,876,247)
                                                      ============    ============    ============    ============
                                                          WORLD                           HIGH
                                                         GROWTH                          YIELD            MONEY
                                                          STOCK          BALANCED         BOND            MARKET
                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
INVESTMENT INCOME
Income:
  Interest                                            $      5,415    $    798,873    $    685,678    $    636,525
  Dividends                                              1,713,835         236,945           5,896
  Foreign taxes withheld                                  (170,338)         (2,609)            (17)
                                                      ------------    ------------    ------------    ------------
   Total investment income                               1,548,912       1,033,209         691,557         636,525
                                                      ------------    ------------    ------------    ------------
Expenses:
  Advisory fees (Note E)                                   437,092         245,359          57,636         163,463
  Custodian fees                                            17,131           7,561           9,368           4,540
  Shareholder reports                                       23,917          13,432           3,146          13,435
  Professional fees                                          6,914           3,881             911           3,884
  Insurance expense                                            364             204              48             205
  Directors fees                                             1,479             832             194             830
  Security valuation                                         7,623           7,888          17,354             261
  Miscellaneous expenses                                     3,297           1,851             434           1,852
                                                      ------------    ------------    ------------    ------------

   Gross expenses                                          497,817         281,008          89,091         188,470
   Expenses paid by JPIA (Note E)
                                                      ------------    ------------    ------------    ------------
   Total net expenses                                      497,817         281,008          89,091         188,470

   Net investment income gain (loss)                     1,051,095         752,201         602,466         448,055
                                                      ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments                 (1,548,045)     (1,183,831)       (943,552)
Net realized loss on futures contracts
Net realized gain (loss) from foreign
  currency transactions                                     26,995           1,912          (2,816)
Net unrealized gain (loss) on investments               (3,530,275)     (1,756,063)        170,556         (26,344)
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets
  and liabilities in foreign currency                       49,101           1,441          (1,188)
                                                      ------------    ------------    ------------    ------------

  Net realized and unrealized loss on
  investments and foreign currency                      (5,002,224)     (2,936,541)       (777,000)        (26,344)
                                                      ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
  from operations                                     $ (3,951,129)   $ (2,184,340)   $   (174,534)   $    421,711
                                                      ============    ============    ============    ============


                       See notes to financial statements.

                                                        MID-CAP                                                      EMERGING
                                                        GROWTH                         GROWTH                         GROWTH
                                                       PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                        --------------------------------  -----------------------------  --------------------------
                                           (UNAUDITED)    PERIOD FROM       (UNAUDITED)       YEAR       (UNAUDITED)         YEAR
                                           SIX MONTHS    MAY 1, 2001 (A)     SIX MONTHS       ENDED       SIX MONTHS        ENDED
                                           ENDED JUNE       THROUGH         ENDED JUNE       DECEMBER     ENDED JUNE       DECEMBER
                                            30, 2002    DECEMBER 31, 2001     30, 2002       31, 2001      30, 2002        31, 2001
INCREASE (DECREASE) IN NET ASSETS:

Net investment income gain (loss)       $     (64,383)   $     (64,147)   $    (133,661) $    (196,709) $    (224,040) $   (273,473)
Net realized gain (loss) on
   security transactions                   (1,417,051)      (2,584,359)      (3,173,730)   (26,832,126)   (15,540,849)  (43,283,837)
Net realized loss on futures
   contracts
Net realized gain (loss) from foreign
           currency transactions                                                                                  526       (38,290)
Net unrealized gain (loss)
  on investments                           (2,032,521)       1,258,642       (3,789,702)       133,983   (12,907,285)   (20,091,663)
Net unrealized loss on futures
  contracts
Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                                                                               1,334        1,702
                                        -------------    -------------    -------------  -------------  -------------  ------------
Net increase (decrease) in net assets
  resulting from operations                (3,513,955)      (1,389,864)      (7,097,093)   (26,894,852)  (28,670, 314)  (63,685,561)
Distribution to shareholders from
  net investment income
Distribution to shareholders from
  capital gains                                                                             (3,741,421)                 (32,554,063)
Increase (decrease) in net assets derived
  from shareholder transactions
  (Note E)                                  4,981,526       12,975,956       (1,419,220)        678,657       (37,699)   40,721,164
                                        -------------    -------------    -------------  -------------  -------------  ------------

Net increase (decrease) in net assets       1,467,571       11,586,092       (8,516,313)   (29,957,616)   (28,708,013)  (55,518,460)

NET ASSETS:
  Beginning of Period                      11,586,092                0       49,583,867      79,541,483   120,659,006   176,177,466
                                        -------------    -------------    -------------  -------------  -------------  ------------

  End of Period                         $  13,053,663    $  11,586,092    $  41,067,554  $   49,583,867 $  91,950,993 $ 120,659,006
                                        =============    =============    =============  ============== ============= =============
Undistributed net investment
  income (loss)                         $     (64,383)   $           0    $    (133,661) $           0  $    (223,514)$           0
                                        =============    =============    =============  ============== ============= =============

(A) Date of commencement of operations.

                                                       CAPITAL                            SMALL
                                                       GROWTH                            COMPANY
                                                      PORTFOLIO                         PORTFOLIO
                                          ------------------------------  ---------------------------------
                                             (UNAUDITED)        YEAR          (UNAUDITED)           YEAR
                                              SIX MONTHS       ENDED           SIX MONTHS          ENDED
                                             ENDED JUNE       DECEMBER         ENDED JUNE         DECEMBER
                                               30, 2002       31, 2001          30, 2002          31, 2001
INCREASE (DECREASE) IN NET ASSETS:

Net investment income gain (loss)         $    (209,846)   $  (1,320,756)   $    (279,064)   $    (479,701)
Net realized gain (loss) on
   security transactions                     (8,934,916)     (21,951,304)      (1,613,611)      (3,836,655)
Net realized loss on futures
   contracts
Net realized gain (loss) from foreign
           currency transactions
Net unrealized gain (loss)
  on investments                            (52,313,302)     (66,413,401)      (7,246,053)      (2,386,000)
Net unrealized loss on futures
  contracts
Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency
                                          -------------    -------------    -------------    -------------

Net increase (decrease) in net assets
  resulting from operations                 (61,458,064)     (89,685,461)      (9,138,728)      (6,702,356)
Distribution to shareholders from
  net investment income
Distribution to shareholders from
  capital gains                                              (22,081,290)
Increase (decrease) in net assets derive
  from shareholder transactions
  (Note E)                                   (7,655,324)      24,821,315          314,184        4,961,686
                                          -------------    -------------    -------------    -------------

Net increase (decrease) in net assets       (69,113,388)     (86,945,436)      (8,824,544)      (1,740,670)

NET ASSETS:
  Beginning of Period                       263,092,721      350,038,157       78,543,761       80,284,431
                                          -------------    -------------    -------------    -------------

  End of Period                           $ 193,979,333    $ 263,092,721    $  69,719,217    $  78,543,761
                                          =============    =============    =============    =============
Undistributed net investment
  income (loss)                           $    (209,846)   $           0    $    (270,469)   $       8,595
                                          =============    =============    =============    =============
                                                    MID-CAP                            INTERNATIONAL
                                                     VALUE                                EQUITY
                                                   PORTFOLIO                            PORTFOLIO
                                        ----------------------------------  ------------------------------
                                             (UNAUDITED)    PERIOD FROM        (UNAUDITED)       YEAR
                                             SIX MONTHS    MAY 1, 2001 (A)      SIX MONTHS       ENDED
                                             ENDED JUNE       THROUGH          ENDED JUNE       DECEMBER
                                             30, 2002    DECEMBER 31, 2001      30, 2002       31, 2001
INCREASE (DECREASE) IN NET ASSETS:

Net investment income gain (loss)       $        (7,702)   $       3,116    $     184,753    $      71,497
Net realized gain (loss) on
   security transactions                       (249,566)        (329,228)      (5,664,274)      (9,744,397)
Net realized loss on futures
   contracts
Net realized gain (loss) from foreign
           currency transactions                   (669)          (1,216)         101,854         (156,965)
Net unrealized gain (loss)
  on investments                               (151,793)         793,132        3,316,849         (238,870)
Net unrealized loss on futures
  contracts
Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency                   291             (143)          49,104           51,518
                                        ---------------    -------------    -------------    -------------

Net increase (decrease) in net assets
  resulting from operations                    (409,439)         465,661       (2,011,714)     (10,017,217)
Distribution to shareholders from
  net investment income
Distribution to shareholders from
  capital gains
Increase (decrease) in net assets derive
  from shareholder transactions
  (Note E)                                   10,117,934       20,005,520          735,156        2,301,862
                                        ---------------    -------------    -------------    -------------

Net increase (decrease) in net assets         9,708,495       20,471,181       (1,276,558)      (7,715,355)

NET ASSETS:
  Beginning of Period                        20,471,181                0       32,172,905       39,888,260
                                        ---------------    -------------    -------------    -------------

  End of Period                         $    30,179,676    $  20,471,181    $  30,896,347    $  32,172,905
                                        ===============    =============    =============    =============
Undistributed net investment
  income (loss)                         $        (5,845)   $       2,526    $     286,607    $           0
                                        ===============    =============    =============    =============

STATEMENT OF CHANGES IN NET ASSETS

                                                    SMALL-CAP                       S&P 500
                                                      VALUE                          INDEX                        VALUE
                                                    PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                         --------------------------------  --------------------------   -------------------------
                                          (Unaudited)     Period from       (Unaudited)     Year         (Unaudited)     Year
                                          Six Months     May 1, 2001 (A)    Six Months      Ended        Six Months      Ended
                                          Ended June         through        Ended June     December       Ended June    December
                                           30, 2002     December 31, 2001    30, 2002      31, 2001       30, 2002      31, 2001
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income gain (loss)       $   (46,370)    $   (10,155)      $  1,066,209  $  1,933,453   $   332,469   $   806,046
 Net realized gain (loss) on
  security transactions                      364,423         149,014         (2,655,996)   (1,675,464)     (476,045)     (823,358)
 Net realized loss on futures
  contracts                                                                  (1,000,501)   (4,022,949)
 Net realized gain (loss) from foreign
  currency transactions
 Net unrealized gain (loss)
  on investments                          (1,075,603)        805,189        (24,163,784)  (20,092,188)   (7,732,671)    1,203,940
 Net unrealized gain (loss) on
  futures contracts                                                            (209,838)      157,763
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency
                                         -----------     -----------       ------------  ------------   -----------   -----------

 Net increase (decrease) in net assets
  resulting from operations                 (757,550)        944,048        (26,963,910)  (23,699,385)   (7,876,247)    1,186,628
 Distribution to shareholders from
  net investment income                                                      (1,932,263)   (1,237,580)     (803,166)     (884,004)
 Distribution to shareholders from
  capital gains                              (96,580)       (106,039)                                                     (60,962)
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)                    7,829,211      17,105,866         15,588,433    38,052,068      (154,801)   12,866,355
                                         -----------     -----------       ------------  ------------   -----------   -----------

Net increase (decrease) in net assets      6,975,081      17,943,875        (13,307,740)   13,115,103    (8,834,214)   13,108,017

NET ASSETS:
 Beginning of Period                      17,943,875               0        186,046,310   175,931,207    96,103,870    82,995,853
                                         -----------     -----------       ------------  ------------   -----------   -----------

 End of Period                           $24,918,956     $17,943,875       $175,738,570  $189,046,310   $87,269,656   $96,103,870
                                         ===========     ===========       ============  ============   ===========   ===========

Undistributed net investment
 income (loss)                           $   (45,433)    $       937       $  1,066,533  $  1,932,587   $   332,469   $   803,166
                                         ===========     ===========       ============  ============   ===========   ===========

(A) Date of commencement of operations.

                       See notes to financial statements.

                                           WORLD GROWTH                                         HIGH YIELD
                                              STOCK                    BALANCED                    BOND
                                            PORTFOLIO                  PORTFOLIO                PORTFOLIO
                                    --------------------------  ------------------------  ------------------------
                                     (Unaudited)     Year        (Unaudited)    Year      (Unaudited)     Year
                                     Six Months      Ended       Six Months     Ended     Six Months      Ended
                                     Ended June     December     Ended June    December   Ended June     December
                                      30, 2002      31, 2001      30, 2002     31, 2001    30, 2002      31, 2001
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income gain (loss)  $  1,051,095  $  1,489,345  $   752,201  $ 1,677,663  $   602,466  $ 1,482,336
 Net realized gain (loss) on
  security transactions               (1,548,045)   (1,715,553)  (1,183,831)  (3,644,652)    (943,552)  (1,448,932)
 Net realized loss on futures
  contracts

 Net realized gain (loss) from
  foreign currency transactions           26,995      (119,929)       1,912       (2,903)      (2,816)      (2,778)
 Net unrealized gain (loss)
  on investments                      (3,530,275)   (8,263,758)  (1,756,063)    (898,475)     170,556      (22,763)
 Net unrealized gain (loss) on
  futures contracts
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency         49,101           542        1,441        2,227       (1,188)       1,185
                                    ------------  ------------  -----------  -----------  -----------  -----------

 Net increase (decrease) in net
  assets resulting from
  operations                          (3,951,129)   (8,609,353)  (2,184,340)  (2,866,140)    (174,534)       9,048
 Distribution to shareholders from
  net investment income               (1,306,095)   (2,005,530)  (1,666,259)  (1,684,607)      (6,894)  (1,485,069)
 Distribution to shareholders from
  capital gains                                    (16,561,065)               (3,041,524)
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)                2,547,890    13,094,330    3,209,294   11,388,388    1,478,998    6,053,265
                                    ------------  ------------  -----------  -----------  -----------  -----------

Net increase (decrease) in net
 assets                               (2,709,334)  (14,081,618)    (641,305)   3,796,117    1,297,570    4,577,244

NET ASSETS:
 Beginning of Period                 118,895,577   132,977,195   65,749,492   61,953,375   13,842,770    9,265,526
                                    ------------  ------------  -----------  -----------  -----------  -----------

 End of Period                      $116,186,243  $118,895,577  $65,108,187  $65,749,492  $15,140,340  $13,842,770
                                    ============  ============  ===========  ===========  ===========  ===========

Undistributed net investment
 income (loss)                      $    690,403  $    918,408  $   754,111  $ 1,666,257  $   587,981  $    (4,775)
                                    ============  ============  ===========  ===========  ===========  ===========

                                           MONEY
                                           MARKET
                                          PORTFOLIO
                                    ------------------------
                                    (Unaudited)    Year
                                    Six Months     Ended
                                    Ended June   December
                                     30, 2002    31, 2001
INCREASE (DECREASE) IN NET ASSETS:

 Net investment income gain (loss)  $   448,055  $ 1,787,701
 Net realized gain (loss) on
  security transactions                                1,138
 Net realized loss on futures
  contracts

 Net realized gain (loss) from
  foreign currency transactions
 Net unrealized gain (loss)
  on investments                        (26,344)      40,881
 Net unrealized gain (loss) on
  futures contracts
 Net unrealized gain (loss) on
  translation of assets and
  liabilities in foreign currency
                                    -----------  -----------

 Net increase (decrease) in net
  assets resulting from
  operations                            421,711    1,829,720
 Distribution to shareholders from
  net investment income              (1,777,741)  (1,744,812)
 Distribution to shareholders from
  capital gains
 Increase (decrease) in net assets
  derived from shareholder
  transactions (Note F)              10,672,310   35,276,093
                                    -----------  -----------

Net increase (decrease) in net
 assets                               9,316,280   35,361,001

NET ASSETS:
 Beginning of Period                 65,665,740   30,304,739
                                    -----------  -----------

 End of Period                      $74,982,020  $65,665,740
                                    ===========  ===========

Undistributed net investment
 income (loss)                      $   448,054  $ 1,777,740
                                    ===========  ===========

                         NOTES TO FINANCIAL STATEMENTS

               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fourteen separate portfolios (the "Portfolios"): the Mid-Cap Growth Portfolio, the Growth Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Small Company Portfolio, the Mid-Cap Value Portfolio, the International Equity Portfolio, the Small-Cap Value Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the World Growth Stock Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements.

The following summarizes the significant accounting policies of the Company:

VALUATION OF INVESTMENTS: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities was $500 at June 30, 2002. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

INVESTMENT SECURITY TRANSACTIONS: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized gains.

FOREIGN CURRENCY TRANSACTIONS: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 2002.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At June 30, 2002, the Emerging Growth Portfolio, Balanced Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                            U.S. DOLLAR   UNREALIZED
 CONTRACTS             SETTLEMENT   CONTRACTS TO             VALUE AT    APPRECIATION
 PURCHASED                DATE         RECEIVE     COST      06/30/02   (DEPRECIATION)
EMERGING GROWTH PORTFOLIO
Euro dollars            07/02/02     27,194    $   26,868  $   26,858    $        (10)
                                                                         ============
BALANCED PORTFOLIO
Great British pounds    07/01/02     29,706    $   45,251  $   42,283    $         32
                                                                         ============
                                                          U.S. DOLLAR     UNREALIZED
 CONTRACTS             SETTLEMENT   CONTRACTS TO            VALUE AT     APPRECIATION
 SOLD                     DATE         DELIVER   PROCEEDS   06/30/02    (DEPRECIATION)
HIGH YIELD BOND PORTFOLIO
Euro dollars            09/17/02     49,500    $   46,674  $   48,710    $     (2,036)
                                                                         ============

FUTURES CONTRACTS: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of June 30, 2002, the Portfolios held the following futures contracts:

                                                         MARKET           MARKET
CONTRACTS                  EXPIRATION   NUMBER OF       VALUE OF        UNREALIZED
PURCHASED                     DATE      CONTRACTS       CONTRACTS     (DEPRECIATION)
S&P 500 INDEX PORTFOLIO
S&P 500 Stock
Index Contracts             09/17/02       25         $   6,188,125    $   (192,825)
                                                                       ============

FEDERAL INCOME TAXES: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At June 30, 2002, gross unrealized gains and losses were as follows:

  PORTFOLIO                 GAINS         LOSSES       GAIN (LOSS)
Mid-Cap Growth         $    614,801   $  1,388,680   $   (773,879)
Growth                    1,929,783      1,756,269        173,514
Emerging Growth           2,678,383     16,912,111    (14,233,728)
Capital Growth            9,040,725     46,152,081    (37,111,356)
Small Company             8,188,666     18,609,381    (10,420,715)
Mid-Cap Value             2,912,245      2,270,906        641,339
International Equity      1,957,599      2,009,009        (51,410)
Small-Cap Value           1,263,280      1,533,695       (270,415)
S&P 500 Index            15,239,571     76,326,341    (61,086,770)
Value                    10,938,060      8,383,916      2,554,144
World Growth Stock       18,875,606     15,710,761      3,164,845
Balanced                  2,164,578      3,005,311       (840,733)
High Yield Bond             320,536      1,981,936     (1,661,400)
Money Market                 17,974            768         17,206

At June 30, 2002, the Emerging Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio and Balanced Portfolio had unrealized foreign currency gains of $1,388; $148; $49,388; $38,606 and $3,039; respectively. The High Yield Bond Portfolio had an unrealized foreign currency loss of $1,417.

At December 31, 2001, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

                         TOTAL LOSS      EXPIRES      EXPIRES     EXPIRES       EXPIRES       EXPIRES
PORTFOLIO                 CARRYOVER       2005         2006        2007          2008           2009
Mid-Cap Growth         $ 2,334,008     $     --     $      --   $        --   $        --   $ 2,334,008
Growth                  27,407,801           --            --            --            --    27,407,801
Emerging Growth         38,667,089           --            --            --            --    38,677,089
Capital Growth          21,930,852           --            --            --            --    21,930,852
Small Company           10,961,688           --            --     3,929,985     3,425,712     3,605,991
Mid-Cap Value              306,869           --            --            --            --       306,869
International Equity    10,230,618           --            --            --       782,842     9,447,776
Small-Cap Value                 --           --            --            --            --            --
S&P 500 Index            5,642,330           --            --            --       539,614     5,102,716
Value                      961,263           --            --            --            --       961,263
World Growth Stock       1,749,879           --            --            --            --     1,749,879
Balanced                 3,482,471           --            --            --            --     3,482,471
High Yield Bond          2,195,725           --       128,148       261,114       231,395     1,575,068
Money Market                   120           --            --            60            60            --

The Money Market Portfolio utilized $1,138 of its capital loss carryovers during the year ended December 31, 2001.

In addition, during the period from November 1, 2001 through December 31, 2001, the High Yield Bond Portfolio incurred a capital loss of $145,830. This loss is treated for Federal income tax purposes as if they occurred on January 1, 2002. Accordingly, during 2001 this Portfolio may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

Purchases and sales of investment securities for the period ended June 30, 2002, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                                     COST OF                   PROCEEDS FROM
                                   INVESTMENT                   INVESTMENT
PORTFOLIO                     SECURITIES PURCHASED            SECURITIES SOLD
Mid-Cap Growth                  $   18,994,622               $  14,362,907
Growth                              63,873,197                  67,255,884
Emerging Growth                     61,731,395                  59,731,237
Capital Growth                      65,115,714                  65,096,112
Small Company                       23,381,478                  22,587,938
Mid-Cap Value                       18,681,128                   8,617,041
International Equity                21,059,610                  20,465,391
Small-Cap Value                     16,842,549                   8,316,482
S&P 500 Index                       14,422,156                     719,782
Value                               15,978,259                  12,709,908
World Growth Stock                   7,103,374                   6,169,686
Balanced                            26,832,488                  26,679,272
High Yield Bond                      5,242,206                   5,057,007

NOTE D - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2002 and 2001 was as follows:


                        DISTRIBUTIONS PAID IN 2002      DISTRIBUTIONS PAID IN 2001
                       ---------------------------   -------------------------------
                        ORDINARY       LONG-TERM        ORDINARY       LONG-TERM
   PORTFOLIO             INCOME      CAPITAL GAINS       INCOME      CAPITAL GAINS
Mid-Cap Growth         $         --   $         --   $         --   $         --
Growth                           --             --             --      3,741,421
Emerging Growth                  --             --      3,647,206     28,906,857
Capital Growth                   --             --             --     22,081,290
Small Company                    --             --             --             --
Mid-Cap Value                    --             --             --             --
International Equity             --             --             --             --
Small-Cap Value              93,039          3,541        106,039             --
S&P 500 Index             1,932,263             --      1,237,580             --
Value                       803,166             --        884,004         60,962
World Growth Stock        1,306,095             --      3,342,304     15,224,291
Balanced                  1,666,259             --      2,407,939      2,318,192
High Yield Bond               6,894             --      1,485,069             --
Money Market              1,777,741             --      1,744,812             --

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from Generally Accepted Accounting Principles. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

NOTE E--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Turner Investment Partners, Inc. to provide investment advisory services for the Mid-Cap Growth Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Wellington Management Company, LLP to provide investment advisory services for the Mid-Cap Value Portfolio; Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Dalton, Greiner, Hartman, Maher & Company to provide investment advisory services for the Small-Cap Value Portfolio; Barclays Global Fund Advisors to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Value Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth Portfolio, the High Yield Bond Portfolio and the Money Market Portfolio; Janus Capital Management LLC to provide investment advisory services for the Balanced Portfolio and the Capital Growth Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

                                  FIRST $100          NEXT $400        OVER $500
PORTFOLIO                           MILLION            MILLION           MILLION
Mid-Cap Growth                       .90%               .90%              .90%
Growth                               .75%               .75%              .75%
Capital Growth                       .85%               .80%              .75%
Mid-Cap Value                       1.05%              1.05%             1.05%
S&P 500 Index                        .24%               .24%              .24%
High Yield Bond                      .75%               .75%              .75%

                                   FIRST $200         NEXT $1.10         OVER $1.30
PORTFOLIO                           MILLION            BILLION            BILLION
Emerging Growth                       .80%               .75%              .70%
Small Company                         .75%               .70%              .65%
International Equity                 1.00%              1.00%             1.00%
Small-Cap Value                      1.30%              1.30%             1.30%
Value                                 .75%               .70%              .65%
World Growth Stock                    .75%               .70%              .65%
Balanced                              .75%               .70%              .65%
Money Market                          .50%               .45%              .40%

EXPENSE REDUCTIONS: JPIA has entered into an expense reimbursement plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap, which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets. This reimbursement arrangement may be terminated by the Investment Adviser at any time.

NOTE F--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

MID-CAP GROWTH PORTFOLIO

                                                                  FOR THE PERIOD FROM
                               FOR THE SIX MONTHS ENDED         MAY 1, 2001(A) THROUGH
                                     JUNE 30, 2002                 DECEMBER 31, 2001
                               ------------------------        ------------------------
                                SHARES        DOLLARS          SHARES         DOLLARS
                                ------        -------          ------         -------
Shares issued                  716,753  $    5,824,775       1,379,174    $  13,223,268
Shares issued as reinvestment
   of dividends
Shares redeemed               (109,967)       (843,249)        (29,314)        (247,312)
                              --------- ---------------      ----------   --------------
     Net increase              606,786  $    4,981,526       1,349,860    $  12,975,956
                              ========= ===============      ==========   ==============

GROWTH PORTFOLIO

                               FOR THE SIX MONTHS ENDED               YEAR ENDED
                                     JUNE 30, 2002                 DECEMBER 31, 2001
                               ------------------------     ----------------------------
                                SHARES        DOLLARS          SHARES         DOLLARS
                                ------        -------          ------         -------
Shares issued                  273,717  $    3,313,013       1,324,673    $  20,683,469
Shares issued as reinvestment
   of dividends                                                266,055        3,741,421
Shares redeemed               (400,801)     (4,732,233)     (1,563,392)     (23,746,233)
                              --------- ---------------     -----------   --------------
     Net increase (decrease)  (127,084) $   (1,419,220)         27,336    $     678,657
                              ========= ===============     ===========   ==============

EMERGING GROWTH PORTFOLIO

                                    FOR THE SIX MONTHS ENDED                 YEAR ENDED
                                         JUNE 30, 2002                   DECEMBER 31, 2001
                                    ------------------------      ---------------------------
                                     SHARES        DOLLARS          SHARES         DOLLARS
                                     ------        -------          ------         -------
Shares issued                        363,454    $  4,906,762       1,363,680    $ 25,629,926
Shares issued as reinvestment
   of dividends                                                    1,953,386      32,554,063
Shares redeemed                     (385,521)     (4,944,461)       (975,641)    (17,462,825)
                                    ---------   -------------      ----------   -------------
     Net increase (decrease)         (22,067)   $    (37,699)      2,341,425    $ 40,721,164
                                    =========   =============      ==========   =============

(A)  Date of commencement of operations.

CAPITAL GROWTH PORTFOLIO

                               FOR THE SIX MONTHS ENDED               YEAR ENDED
                                     JUNE 30, 2002                 DECEMBER 31, 2001
                               ------------------------      --------------------------
                                SHARES        DOLLARS          SHARES         DOLLARS
                                ------        -------          ------         -------
Shares issued                  222,739  $     4,654,909      1,030,079    $  27,731,185
Shares issued as reinvestment
   of dividends                                                901,760       22,081,290
Shares redeemed               (615,467)    (12,310,233)       (970,238)     (24,991,160)
                              --------- ---------------      ----------   --------------
     Net increase (decrease)  (392,728) $   (7,655,324)        961,601    $  24,821,315
                              ========= ===============      ==========   ==============

SMALL COMPANY PORTFOLIO

                                   FOR THE SIX MONTHS ENDED             YEAR ENDED
                                      JUNE 30, 2002                 DECEMBER 31, 2001
                                 --------------------------------------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                    420,144  $     5,536,738      1,432,273    $  19,726,295
Shares issued as reinvestment
   of dividends
Shares redeemed                 (398,571)     (5,222,554)     (1,139,709)     (14,764,609)
                                --------- ---------------     -----------   --------------
     Net increase                 21,573  $       314,184        292,564    $   4,961,686
                                ========= ===============     ===========   ==============

MID-CAP VALUE PORTFOLIO

                                                                  FOR THE PERIOD FROM
                               FOR THE SIX MONTHS ENDED           MAY 1, 2001 (A) THROUGH
                                     JUNE 30, 2002                   DECEMBER 31, 2001
                               -------------------------       --------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                  1,500,842  $   15,610,843       2,090,074    $  20,251,337
Shares issued as reinvestment
   of dividends
Shares redeemed                 (529,136)     (5,492,909)        (27,151)        (245,817)
                               ---------- ---------------      ----------   --------------
     Net increase                971,706  $   10,117,934       2,062,923    $  20,005,520
                               ========== ===============      ==========   ==============

INTERNATIONAL EQUITY PORTFOLIO

                                 FOR THE SIX MONTHS ENDED               YEAR ENDED
                                       JUNE 30, 2002                 DECEMBER 31, 2001
                                 --------------------------------------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                    366,242  $     3,074,096      1,570,071    $  15,810,244
Shares issued as reinvestment
   of dividends
Shares redeemed                 (275,566)     (2,338,940)     (1,405,230)     (13,508,382)
                                --------- ---------------     -----------   --------------
     Net increase                 90,676  $       735,156        164,841    $   2,301,862
                                ========= ===============     ===========   ==============

SMALL-CAP VALUE PORTFOLIO

                                                                   FOR THE PERIOD FROM
                                  FOR THE SIX MONTHS ENDED       MAY 1, 2001 (A) THROUGH
                                       JUNE 30, 2002                DECEMBER 31, 2001
                               ---------------------------     --------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                  1,304,138   $  15,086,330       1,844,116    $  19,410,099
Shares issued as reinvestment
   of dividends                   17,754         202,618
Shares redeemed                 (667,804)     (7,459,737)       (223,449)      (2,304,233)
                               ---------   -------------       ---------    -------------
     Net increase                654,088   $   7,829,211       1,620,667    $  17,105,866
                               =========   =============       =========    =============

S&P 500 INDEX PORTFOLIO

                                   FOR THE SIX MONTHS ENDED               YEAR ENDED
                                         JUNE 30, 2002                 DECEMBER 31, 2001
                                 ----------------------------------------------------------
                                    SHARES        DOLLARS          SHARES         DOLLARS
                                    ------        -------          ------         -------
Shares issued                    3,330,685   $  25,607,597       5,875,167    $  49,200,564
Shares issued as reinvestment
   of dividends                    244,339       1,932,263         154,866        1,237,580
Shares redeemed                 (1,605,693)    (11,951,427)     (1,547,239)     (12,386,076)
                                -----------  --------------     -----------   --------------
     Net increase                1,969,331   $  15,588,433       4,482,794    $  38,052,068
                                ===========  ==============     ===========   ==============

VALUE PORTFOLIO

                               FOR THE SIX MONTHS ENDED               YEAR ENDED
                                     JUNE 30, 2002                 DECEMBER 31, 2001
                               ------------------------     ----------------------------
                                SHARES        DOLLARS          SHARES         DOLLARS
                                ------        -------          ------         -------
Shares issued                  342,009  $    6,544,359       1,674,148    $  32,768,319
Shares issued as reinvestment
   of dividends                 40,616         803,166          49,629          944,966
Shares redeemed               (393,702)     (7,502,326)     (1,071,788)     (20,846,930)
                              --------- ---------------     -----------   --------------
     Net increase (decrease)   (11,077) $     (154,801)        651,989    $  12,866,355
                              ========= ===============     ===========   ==============

WORLD GROWTH STOCK PORTFOLIO

                                 FOR THE SIX MONTHS ENDED               YEAR ENDED
                                       JUNE 30, 2002                 DECEMBER 31, 2001
                                 ------------------------       --------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                    331,290  $    6,626,837         265,490   $    5,829,469
Shares issued as reinvestment
   of dividends                   64,199       1,306,095         915,268       18,566,595
Shares redeemed                 (267,826)     (5,385,042)       (522,524)     (11,301,734)
                                --------- ---------------       ---------  ---------------
     Net increase                127,663  $    2,547,890         658,234   $   13,094,330
                                ========= ===============       =========  ===============

(A)  Date of commencement of operations.

BALANCED PORTFOLIO

                                 FOR THE SIX MONTHS ENDED               YEAR ENDED
                                       JUNE 30, 2002                 DECEMBER 31, 2001
                                --------------------------    ----------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                    639,464  $    7,850,986       1,729,947    $  21,964,959
Shares issued as reinvestment
   of dividends                  137,255       1,666,259         387,405        4,726,131
Shares redeemed                 (519,880)     (6,307,951)     (1,219,969)     (15,302,702)
                                --------- ---------------     -----------   --------------
     Net increase                256,839  $    3,209,294         897,383    $  11,388,388
                                ========= ===============     ===========   ==============

HIGH YIELD BOND PORTFOLIO

                                 FOR THE SIX MONTHS ENDED               YEAR ENDED
                                       JUNE 30, 2002                 DECEMBER 31, 2001
                                 ------------------------     ---------------------------
                                  SHARES        DOLLARS          SHARES         DOLLARS
                                  ------        -------          ------         -------
Shares issued                    902,454  $    6,556,552       2,994,944    $  24,196,433
Shares issued as reinvestment
   of dividends                  206,403       1,485,455         118,958          916,730
Shares redeemed                 (903,405)     (6,563,009)     (2,392,442)     (19,059,898)
                                --------- ---------------     -----------   --------------
     Net increase                205,452  $    1,478,998         721,460    $   6,053,265
                                ========= ===============     ===========   ==============

MONEY MARKET PORTFOLIO

                                     FOR THE SIX MONTHS ENDED               YEAR ENDED
                                           JUNE 30, 2002                 DECEMBER 31, 2001
                                   ---------------------------     -----------------------------
                                      SHARES        DOLLARS            SHARES         DOLLARS
                                      ------        -------            ------         -------
Shares issued                       3,197,725    $  34,632,976        9,616,251    $ 105,052,155
Shares issued as reinvestment
   of dividends                       166,053        1,777,741          162,718        1,744,812
Shares redeemed                    (2,364,258)     (25,738,407)      (6,573,969)     (71,520,874)
                                   -----------   --------------      -----------   --------------
     Net increase                     999,520    $  10,672,310        3,205,000    $  35,276,093
                                   ===========   ==============      ===========   ==============

NOTE G - CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At June 30, 2002, the diversification of industries for the International Equity Portfolio was as follows:

                                 % OF                                        % OF
INDUSTRY                      NET ASSETS      INDUSTRY                    NET ASSETS
Banking                         18.74%      Investment Companies             3.55%
Oil & Gas - Integrated           8.66%      Advertising                      3.54%
Chemicals                        5.35%      Pharmaceutical                   3.12%
Beverages                        5.10%      Building Construction            2.83%
Manufacturing                    4.87%      Office Equipment                 2.69%
Financial Services               4.51%      Marine Services                  2.30%
Telecommunications - Integrated  4.06%      Entertainment & Leisure          2.17%
Motor Vehicle Manufacturing      4.05%      Transportation                   2.01%
Broadcasting                     3.84%      Other                            9.99%
Retail Stores                    3.71%

At June 30, 2002, the diversification of industries for the World Growth Stock Portfolio was as follows:

                                 % OF                                        % OF
INDUSTRY                      NET ASSETS      INDUSTRY                    NET ASSETS
Banking                          6.71%      Electronics                      3.81%
Insurance                        6.60%      Utilities - Electric & Gas       3.60%
Telecommunications - Integrated  6.58%      Aerospace & Defense              3.21%
Oil & Gas - Integrated           6.13%      Commercial Services              2.87%
Pharmaceutical                   6.13%      Forest Products & Paper          2.22%
Retail Stores                    4.99%      Household Products               2.03%
Financial Services               4.95%      Other                           32.29%
Chemicals                        4.49%

NOTE H - MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company ("JP") or its wholly-owned subsidiaries, including the Fund's issuers, Jefferson Pilot Financial Insurance Company ("JPF") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA"); the Fund's investment advisor, Jefferson Pilot Investment Advisory Corp. ("JPIA"); the Fund's principal underwriter, Jefferson Pilot Securites Corp. ("JPSC"); and the Fund's distributor, Jefferson Pilot Variable Corp. ("JPVC").

NAME, AGE                                   LENGTH OF
AND ADDRESS              POSITION(S)        SERVICE    PRINCIPAL OCCUPATIONS
-----------              -----------        ---------  ---------------------
Ronald Angarella (44)    President and      6 Years    Sr. Vice President, JP, JPF, JPLA; President and Director, JPIA,
One Granite Place        Director                      JPSC, JPVC, and Hampshire Funding, Inc.; formerly Sr. Vice
Concord, NH 03301                                      President and Director, Chubb Investment Funds, Inc.

Charles C. Cornelio      Vice President     10 Years   Executive Vice President, JP, JPF, and JPLA;
(42)                     and General                   Vice President, Secretary and Director, JPSC;
One Granite Place        Counsel                       Vice President, Hampshire Funding, Inc.
Concord, NH 03301


Shari J. Lease (47)      Secretary          10 Years   Vice President and Counsel, JPF; Vice President, JP and JPLA;
One Granite Place                                      Secretary, JPIA, JPVC and Hampshire Funding, Inc.;
Concord, NH 03301                                      Assistant Secretary, JPSC; previously Secretary,
                                                       Chubb Investment Funds, Inc.

Craig D. Moreshead (34)  Assistant          4 Years    Counsel for JPF; Assistant Secretary, JPIA; formerly
One Granite Place        Secretary                     Compliance Manager of BancBoston Securities, Inc.
Concord, NH 03301

John A. Weston (42)      Treasurer          10 Years   Vice President, JP, JPF and JPLA; Treasurer and Chief Financial
One Granite Place                                      Officer, JPVC; Treasurer, JPIA, JPSC and Hampshire Funding,
Concord, NH 03301                                      Inc.; formerly Treasurer of Chubb Investment Funds,
                                                       Inc.

Alicia K. DuBois (42)    Assistant          1 Year     Assistant Treasurer, JPIA; Senior Mutual Fund Manager, JPF;
One Granite Place        Treasurer                     formerly Mutual Fund Accounting Manager and Mutual
Concord, NH 03301                                      Fund Analyst, JPF

Michael D. Coughlin      Director           13 Years   Owner, Michael D. Coughlin Associates (general
(59)                                                   management consulting); formerly President of Concord Litho
215 Mountain Road                                      Company, Inc. (printing company)
Concord, NH 03301

Elizabeth S. Hager (57)  Director           13 Years   State Representative, State of New Hampshire; Executive
5 Pleasant View Avenue                                 Director, United Way; Consultant, Fund Development;
Concord, NH 03301                                      previously City Councilor, City of Concord , NH and
                                                       Mayor, City of Concord, NH

Thomas D. Rath (57)      Director           4 Years    Partner, Rath, Young, Pignatelli, P.A.; President,
One Capital Plaza                                      PlayBall N.H.; formerly Vice Chairman, Primary Bank; Chairman,
P.O. Box 1500                                          Horizon Bank
Concord, NH 03302

Mr. Angarella is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin and Ms. Hager are members of the Audit Committee, and Mr. Angarella and Ms. Hager are members of the Valuation Committee.

NOTE I - GLOBAL HARD ASSETS DISSOLUTION

On April 2, 2002, the SEC issued its order approving the substitution of shares of the Global Hard Assets Portfolio with shares of the World Growth Stock Portfolio and the dissolution of the Global Hard Assets Portfolio. The shares of the Global Hard Assets Portfolio were substituted for shares of the World Growth Stock Portfolio on April 12, 2002. Effective April 16, 2002, the JPVF Global Hard Assets Portfolio was dissolved.